UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Amendment No. 1)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

☒	Definitive Proxy Statement

☐	Definitive Additional Material

☐	Soliciting Material Pursuant to §240.14a-12

SUI GROUP HOLDINGS LIMITED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11.

EXPLANATORY NOTE

On August 5, 2026, Sui Group Holdings Limited (the “Company”) filed the definitive proxy statement (the “Definitive Proxy Statement”) for its annual meeting of shareholders to be held on September 4, 2026, with the U.S. Securities and Exchange Commission (the “Commission”). The Company is filing this revised Definitive Proxy Statement solely to (1) correct an omission in the proxy card contained in the Definitive Proxy Statement filed with the Commission and correct typographical errors in the proxy card, (2) add inadvertently omitted iXBRL tagging in certain parts of the Definitive Proxy Statement, (3) correct presentation errors in certain of the pay-versus-performance tables (which errors do not affect the arithmetical outcomes of those tables), and (4) conform the description of the Company’s insider trading policy to that contained in the Annual Report on Form 10-K.

Other than the corrections described above, this revised Definitive Proxy Statement does not modify any information in the original Definitive Proxy Statement. From and after the date of this revised Definitive Proxy Statement, any references to the “Proxy Statement” or “Definitive Proxy Statement” are to this revised Definitive Proxy Statement.

SUI GROUP HOLDINGS LIMITED
1907 Wayzata Boulevard, Suite 205
Wayzata, MN 55391

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 4, 2026

TO THE SHAREHOLDERS OF SUI GROUP HOLDINGS LIMITED:

Please take notice that an annual meeting of shareholders of Sui Group Holdings Limited (f/k/a Mill City Ventures III, Ltd.) (the “Company”) will be held, pursuant to due call by the Board of Directors (the “Board”), on September 4, 2026, at 8:30 a.m. local time at 1907 Wayzata Boulevard, Suite 205, Wayzata, MN 55391, or at any adjournment or adjournments thereof, for the purpose of considering and taking appropriate action with respect to the following:

1.
To elect six members of the Board of Directors of the Company to hold office until the next annual meeting or until their successors are duly elected and qualified (“Proposal 1” or the “Election of Directors Proposal”);

2.	To approve the reincorporation and change in the Company’s legal state of incorporation from Minnesota to Delaware, through a statutory conversion (“Proposal 2” or the “Delaware Company Proposal”);

3.	To approve, on a non-binding advisory basis, the compensation of the Company’s executive officers as disclosed in this proxy statement (“Proposal 3” or the “Advisory Proposal”);

4.	To approve, under Nasdaq Listing Rule 5635(c), the issuance of common stock upon exercise of warrants contingently issued to our non-employee directors (“Proposal 4”);

5.
To approve one or more adjournments of the annual meeting to a later date or dates to solicit additional proxies if there are insufficient votes to approve any one or more of the proposals at the time of the annual meeting (“Proposal 5” or the “Adjournment Proposal”); and

6.	To transact any other business as may properly come before the annual meeting or any adjournments thereof.

The proposals are more fully described in the proxy statement accompanying this notice. The meeting can be attended in person or virtually by registering at https://web.viewproxy.com/SUIG/2026. The record date for the annual meeting is July 8, 2026. Only shareholders of record at the close of business on that date may vote at the annual meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

/s/ Douglas M. Polinsky
Douglas M. Polinsky
Chief Executive Officer and Director

Approximate date of mailing of proxy materials: August 7, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 4, 2026:

The proxy statement for the annual meeting and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, each of which is included herewith, are also available to you on the Internet. We encourage you to review all of the important information contained in the proxy materials before voting. To view the proxy statement and Annual Report on Form 10-K on the Internet, visit https://web.viewproxy.com/SUIG/2026.

SUI GROUP HOLDINGS LIMITED
1907 Wayzata Boulevard, Suite 205
Wayzata, MN 55391

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS

to be held on September 4, 2026

The Board of Directors (the “Board”) of Sui Group Holdings Limited (formerly known as Mill City Ventures III, Ltd.) (the “Company”) has called an annual meeting in conformity with Minnesota Statutes, Section 302A.431, and the requirements of the Nasdaq Listing Rules. The purpose of the annual meeting is to consider and vote on whether:

1.
To elect six members of the Board of Directors of the Company to hold office until the next annual meeting or until their successors are duly elected and qualified (“Proposal 1” or the “Election of Directors Proposal”);

2.	To approve the reincorporation and change in the Company’s legal state of incorporation from Minnesota to Delaware, through a statutory conversion (“Proposal 2” or the “Delaware Company Proposal”);

3.	To approve, on a non-binding advisory basis, the compensation of the Company’s executive officers as disclosed in this proxy statement (“Proposal 3” or the “Advisory Proposal”);

4.	To approve the issuance of common stock upon the exercise of warrants contingently issued to our non-employee directors (“Proposal 4”);

5.
To approve one or more adjournments of the annual meeting to a later date or dates to solicit additional proxies if there are insufficient votes to approve any one or more of the proposals at the time of the annual meeting (“Proposal 5” or the “Adjournment Proposal”); and

6.	To transact any other business as may properly come before the annual meeting or any adjournments thereof.

VOTING

The presence, in person or by proxy, of the holders of one-third of the total number of outstanding shares of common stock entitled to vote constitutes a quorum for the transaction of business at the meeting. Votes cast by proxy, in person or virtually at the meeting will be tabulated by the election inspector appointed for the meeting, and that inspector will determine whether a quorum is present. If a quorum is present, then:

•	for Proposal 1, those nominees receiving a plurality of the “For” votes (i.e., the most votes) cast by the holders of shares entitled to vote and present in person or by proxy will be elected;

•	for Proposal 2, the affirmative vote of the holders of a majority of the voting power of the shares outstanding and entitled to vote is required to approve the proposal (i.e., an absolute majority);

•
for Proposal 3, the affirmative vote of the holders of a majority of the voting power of the shares present and entitled to vote is required to approve the non-binding advisory proposal (i.e., a majority of shares present at the meeting);

•	for Proposal 4, the affirmative vote of the holders of a majority of the votes cast at the meeting is required to approve the proposal; and

•
for Proposal 5, the affirmative vote of the holders of a majority of the voting power of the shares present and entitled to vote is required to approve the proposal (i.e., a majority of shares present at the meeting).

Under applicable rules of the New York Stock Exchange, or NYSE, relating to the discretionary voting of proxies by brokers, banks and other securities intermediaries that are subject to NYSE rules, such brokers, banks and other securities intermediaries may use their discretion to vote their “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters, including the election of directors, without instructions from the beneficial owner. None of the proposals for consideration at our annual meeting are “routine” matters under NYSE rules. Accordingly, we advise all street name holders of shares held in brokerage accounts that if they do not timely provide instructions to their broker, bank or other securities intermediary with respect to any particular proposal, their shares will not be voted in connection with that proposal. If a quorum is already present, then a broker non-vote with respect to Proposal 1 and Proposal 4 will have no effect on the outcome of that proposal; a broker non-vote with respect to Proposal 2, Proposal 3 or Proposal 5 will be equivalent to a vote AGAINST that proposal. Because NYSE rules relating to discretionary voting by brokers apply to all brokers that are members of the NYSE, the prohibition on discretionary voting applies to our annual meeting even though the Company’s common stock is listed on the Nasdaq Capital Market and is not listed on the New York Stock Exchange.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving this proxy statement?

This proxy statement contains information relating to the solicitation of proxies for use at our annual meeting to be held at 8:30 a.m., local time, on September 4, 2026, at our offices located at 1907 Wayzata Boulevard, Suite 205, Wayzata MN 55391, for the purpose stated in the Notice of Annual Meeting of Shareholders. We, the Company, are making this solicitation. The annual meeting can also be attended virtually by registering at https://web.viewproxy.com/SUIG/2026.

Who is entitled to vote at the annual meeting?

Only holders of record of our common stock at the close of business on July 8, 2026, the record date for the annual meeting (the “Record Date”), are entitled to receive notice of and to vote at the annual meeting or any adjournment or postponement of the annual meeting.

What are the voting rights of shareholders?

Each share of common stock outstanding on the record date entitles its holder to cast one vote on each matter to be voted upon.

Who can attend the annual meeting?

Only holders of our common stock at the close of business on the Record Date for the annual meeting, or their duly appointed proxies, are entitled to attend the annual meeting. If you hold your shares in “street name” (that is, through a bank, broker or other nominee), you will need to bring either a copy of the brokerage statement reflecting your stock ownership as of the record date or a legal proxy from your bank or broker. If you are neither a shareholder nor a street name holder, you may request permission to attend the meeting in person by emailing us at admission@suig.com.

To expedite the admission process, we strongly encourage all shareholders and others wishing to attend the annual meeting to pre-register by submitting their attendance request and proof of ownership to us at by email at admission@suig.com. Pre-registration requests will be processed in the order in which they are received and must be received no later than September 1, 2026.

Can I attend the annual meeting and vote virtually or remotely?

Yes. You may attend and participate in the annual meeting, and vote, virtually. The meeting will be conducted via live audio webcast to enable our shareholders to participate from any location around the world that is convenient to them. You will be able to attend the meeting virtually by first registering at https://web.viewproxy.com/SUIG/2026. After registering, you will receive a meeting invitation by e-mail with your unique join link prior to the meeting date. Shareholders participating virtually will be able to listen and vote at the meeting virtually. All registrations to attend the meeting virtually must be received by 11:59 p.m. Eastern Time on September 1, 2026.

If you are a registered or beneficial holder, then during the registration process, if you indicated that you will be voting at the meeting, once your registration is approved, an e-mail will be sent to you that will contain your virtual control number. You will not need the virtual control number to join the meeting, but you will need it if you choose to vote virtually during the meeting.

If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at https://web.viewproxy.com/SUIG/2026. On the day of the meeting, you may only vote during the meeting by e-mailing a copy of your legal proxy to virtualmeeting@viewproxy.com in advance of the meeting.

We have created and implemented the virtual format in order to facilitate shareholder attendance and participation by enabling shareholders to participate fully, and equally, from any location around the world, at no cost. Nevertheless, you will bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

If you have already voted your shares via the Internet, phone, or mail, and you wish to change your vote, you may do so at the meeting by voting virtually just as you would if you were attending the meeting in person. Your attendance at the virtual meeting will not automatically revoke your proxy vote. You must actively vote virtually during the meeting to change your vote.

What if I have technical difficulties attending the meeting virtually?

There will be technicians ready to assist you with any technical difficulties you may have accessing the annual meeting virtually. Please check in by 8:15 a.m. Central Time on September 4, 2026 (15 minutes prior to the start of the meeting), the day of the meeting, so that any technical difficulties may be addressed before the meeting begins. If you encounter any difficulties accessing the webcast during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call 1-866-612-8937.

Are there rules of conduct for the annual meeting?

The use of cameras, video and audio recording devices, and other electronic devices at the annual meeting is prohibited. We realize that most cellular phones have built-in cameras and recording functions, and while you may bring these phones into the meeting, you may not use the camera or recording functions at any time.

Shareholders in attendance, either in person or virtually, may submit a question for the question-and-answer session that will immediately follow the business portion of the meeting. To promote fairness and efficiency, only one question may be asked per shareholder, and questions must be submitted in advance, on or prior to the close of business on September 1, 2026, to: admission@suig.com. Questions will be limited to topics relevant to our business. In addition, statements of advocacy that are not questions or that do not relate to our business will not be addressed. Our Chief Executive Officer, Chairman, or other person presiding at the meeting has authority to create additional rules of conduct when deemed appropriate, as well as the authority to rule questions, statements or proposals as out of order.

What will constitute a quorum at the annual meeting?

The presence at the annual meeting, in person or by proxy, of one-third of the voting power of the shares of common stock outstanding at the close of business on the Record Date (i.e., July 8, 2026), will constitute a quorum permitting our shareholders to conduct business at the annual meeting. We will include abstentions in the number of shares of common stock present at the annual meeting for purposes of determining a quorum. As of the record date, there were 76,802,872 shares of our common stock outstanding.

How do I vote my shares of common stock that are held by my bank, broker or other nominee?

If you hold any or all of your shares of common stock through a bank, broker or other nominee, you should follow the voting instructions provided to you by the bank, broker or nominee. Specific voting procedures relating to your shares of common stock held through a bank, broker or other nominee will depend on their particular voting arrangements and procedures.

How do I vote?

If you are a holder of record of our common stock, then you or your duly authorized agent may vote by:

•	completing and returning the accompanying proxy card

•	visiting https://annualgeneralmeetings.com/suig2026 to cast your vote on the Internet, or

•	attending the annual meeting and voting in person.

If you are voting online, you will need the unique control number printed on your proxy card. For Proposal 1, you may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your votes for any nominee you specify.

May I change my vote after I return my proxy card?

Yes. You may revoke a previously granted proxy, at any time on or prior to the close of business on September 1, 2026, by submitting to our Chief Financial Officer, Mr. Joseph A. Geraci II, at 1907 Wayzata Boulevard, Suite 205, Wayzata MN 55391, a notice of revocation or a duly executed proxy bearing a later date. You may also revoke a previously granted proxy by attending the annual meeting and voting in person, or by attending the meeting virtually and voting virtually. If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How does the Board of Directors recommend that shareholders vote on the proposals?

The Board recommends a vote “FOR” the election of each of the nominees named in Proposal 1 and votes “FOR” the approval of Proposals 2, 3, 4 and 5.

Who pays the costs of soliciting proxies?

We will pay the costs of soliciting proxies. Presently, we do not anticipate that we will solicit proxies by any means other than mail. We expect that banks, brokers, fiduciaries, custodians and nominees will forward proxy soliciting materials to their principals and that we will reimburse such persons’ out-of-pocket expenses.

How can I determine the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting, if available. Final results will be reported on a Form 8-K filed with the U.S. Securities and Exchange Commission within four business days of the date of the annual meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, then your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Are proxy materials available on the Internet?

To view this proxy statement and other proxy materials on the Internet, please visit https://web.viewproxy.com/SUIG/2026.

Are there dissenters’ or appraisal rights?

No, holders of our shares of common stock do not have dissenters’ or appraisal rights with respect to any of the Proposals.

Whom should I contact if I have any questions?

If you have any questions about the annual meeting, the proxy materials or your ownership of our common stock, please contact our Chief Financial Officer, Joseph A. Geraci II, at (952) 479-1920.

When are shareholder proposals due for the 2027 annual meeting?

Except as noted below, to be timely, proposals and nominations with respect to the 2027 annual meeting of shareholders must be delivered to us no later than 5:00 p.m., Central Time, on the 120th day prior to the anniversary date of the mailing of the notice for the preceding year’s annual meeting (i.e., April 9, 2027). If the date of the annual meeting has been changed by more than 30 calendar days from the first anniversary of the date of the preceding year’s annual meeting, then shareholder proposals or director nominations must be so received no later than 5:00 p.m., Central Time, on the later of (i) the 120th day prior to the date of such annual meeting or (ii) the tenth day following the day on which public announcement of the date of such meeting is first made.

Notices of business proposals or a nomination(s) of individuals for election as a director at the 2027 annual meeting, other than shareholder proposals to be included in our proxy statement pursuant to Rule 14a-8, should be addressed to Chief Financial Officer, Sui Group Holdings Limited, 1907 Wayzata Boulevard, Suite 205, Wayzata, Minnesota 55391. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with all applicable requirements.

PROPOSAL 1
ELECTION OF DIRECTORS

Nominees

Six persons have been nominated for election as directors at the annual meeting, all of whom currently serve as directors. Our directors are elected annually, by a plurality of the votes cast for each open seat, to serve until the next annual meeting of shareholders and until their respective successors are elected and duly qualified. There are no familial relationships between any director or officer.

Vote Required

The six nominees receiving the highest number of affirmative votes of the shares entitled to vote at the annual meeting shall be elected to the Board of Directors. Set forth below is certain information concerning the director-nominees.

Name	Age	Positions
Douglas M. Polinsky	67	Director and Chief Executive Officer
Brian Quintenz	49	Independent Director
Marius Barnett	43	Director (Chairman)
Howard P. Liszt	80	Independent Director
Dana Wagner	50	Independent Director
Kristina Campbell	51	Independent Director

The biographies of the above-identified individuals are set forth below:

Douglas M. Polinsky co-founded the Company in January 2006 and from that time served as both the Chairman and Chief Executive Officer of the Company through July 31, 2025, after which date he has served as a director and the Chief Executive Officer of the Company. Since 1994, Mr. Polinsky has been the President of Great North Capital Consultants, Inc., a financial advisory and investment company that he founded. Great North Capital Consultants, Inc. primarily engages in the business of investing in hard money lending with collateral on the loans being first or second mortgages in both residential and commercial properties. In addition, Great North Capital Consultants, Inc. makes direct investments into public and private companies. From 2015 until 2024, Mr. Polinsky served as an independent director of Liberated Syndication, Inc., a Nevada corporation with its podcast-publishing operations in Pennsylvania, as well as that board’s audit and compensation committees. Mr. Polinsky earned a Bachelor of Science degree in hotel administration at the University of Nevada, Las Vegas in 1981.

Brian Quintenz was appointed to the Board of the Company on January 5, 2026, and currently serves on the board of directors for KalshiEx. Previously, he was the Global Head of Policy for a16z crypto, the crypto venture funds of Andreessen Horowitz. Prior to that, Mr. Quintenz was nominated by both Presidents Obama and Trump to be a Commissioner of the U.S. Commodity Futures Trading Commission. He was unanimously confirmed by the Senate on August 3, 2017, and was sworn into office on August 15, 2017. He remained in office until his resignation on August 31, 2021. Mr. Quintenz holds a Bachelor of Arts in Public Policy Studies from Duke University and an MBA from Georgetown McDonough School of Business.

Marius Barnett was appointed the Chairman of the Board of the Company effective July 31, 2025 pursuant to the Investor Rights Agreement, dated July 31, 2025, by and between the Company (operating as Mill City Ventures III, Ltd.) and Karatage Opportunities (“Karatage”). Mr. Barnett is a co-founder of Karatage, a principal investing business in the blockchain and deep tech sector. Mr. Barnett is an experienced principal investor, operator and board executive who has identified and grown real estate, technology and early-stage venture capital businesses both organically and through strategic mergers and acquisitions to create high value profitable platforms including RN3, a pan-European logistics real estate investment fund. Previously, Mr. Barnett joined Glencore International in 2007 where he led operational, trading and acquisition activities as Chief Executive Officer of Glencore’s Southeast Asia platform until the end of 2014. Mr. Barnett holds a BSc in Actuarial Science and Mathematical Statistics from the University of Witwatersrand, South Africa.

Howard P. Liszt served as Chief Executive Officer of Campbell Mithun, a national marketing communications agency he joined in 1976, and served there until 2001. Under his leadership, Campbell Mithun grew to be one of the 20 largest agencies in the world. From 2002 until 2014, Mr. Liszt served as Chairman of Olson, a leading independent digital agency. Mr. Liszt has served as a Board member for several industry-leading companies including Land O’ Lakes, ShuffleMaster, Ocular Sciences, Coleman Natural Foods, and Eggland’s Best. Mr. Liszt holds a Bachelor of Arts in Journalism and Marketing, and a Master of Science in Marketing from the University of Minnesota, Minneapolis.

Dana Wagner was appointed to the Board of the Company effective July 31, 2025. Mr. Wagner has been on the Board of Managers of the Coinbase Custody Trust Company since 2024. From 2021 through early 2025, Mr. Wagner served as the Chief Legal Officer, Chief Compliance Officer, and Corporate Secretary of telecommunications technology leader Twilio, and prior to that, from 2018 to 2021, he served as the Chief Legal Officer of Impossible Foods, a biotechnology company focused on plant-based foods. From 2018 to 2020, he was an Adjunct Professor at Northwestern University, and he has periodically taught and lectured at Berkeley Law and other academic institutions. From 2011 to 2016, Mr. Wagner served as the General Counsel of the financial technology company Square (now Block), and from 2007 to 2011, he led the legal team responsible for antitrust and consumer protection matters at Google. Before that, he held various positions in the U.S. Department of Justice. Mr. Wagner holds a B.A. in Comparative Literature and Economics from the University of California, Berkeley, and a J.D. from Yale Law School.

Kristina Campbell was appointed to the Board of the Company effective July 6, 2026. Ms. Campbell brings over 20 years of experience in the fintech, digital payments, and digital asset sectors. Her principal occupation and employment during the past five years included serving as Chief Financial Officer (CFO) for high-growth technology companies, including Ripple Labs (digital asset and payments technology), PayNearMe (digital payment solutions), and Wrapbook (a payroll and spend management platform). In these CFO roles, she had direct oversight of accounting, financial planning and analysis (FP&A), tax, treasury, risk and compliance, and external audits. Notably, as CFO of Ripple, she was responsible for building the company’s first formal financial risk function, implementing treasury governance covering both the company’s fiat treasury and its XRP treasury (tens of billions of token), and leading engagement with auditors on the evolving accounting treatment for digital assets. None of these organizations are a parent, subsidiary, or other affiliate of the Company. Ms. Campbell has held no other directorships in any company with a class of securities registered under Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of such Act during the past five years.

Under our bylaws, directors serve for annual terms expiring upon the next annual meeting of our shareholders.

When considering whether directors and nominees have the experience, qualifications, attributes and skills to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focuses primarily on the industry and transactional experience, in addition to any unique skills or attributes associated with a director. With regard to Mr. Polinsky, the Board considered his significant experience, expertise and background with the Company. With regard to Mr. Liszt, the Board considered his experience on other boards of public companies, his past experience in the communications and advertising fields, and his organizational experience. With regard to Mr. Barnett, the Board considered his expertise in cryptocurrency, investing, board membership and venture capital. With regard to Mr. Wagner, the Board considered his experience in the cryptocurrency industry and senior legal positions in various companies and the U.S. federal government. With regard to Mr. Quintenz, the Board considered his extensive financial, crypto and regulatory knowledge and experience. Finally, with regard to Ms. Campbell, the Board considered her financial, crypto, regulatory, and enterprise risk management knowledge and experience.

The Board has determined that four of our directors—Messrs. Liszt, Wagner and Quintenz and Ms. Campbell—qualify as independent directors in accordance with the published listing requirements of the Nasdaq Capital Market. The Nasdaq independence definition includes a series of objective tests, such as that the director is not, and has not been, for at least three years, one of our employees and that neither the director, nor any of his family members has engaged in various types of business dealings with us. In addition, the Board has made a subjective determination as to each director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The Board recommends that you vote ”FOR” the election of each director-nominee named above.

INFORMATION REGARDING THE BOARD OF DIRECTORS
AND CORPORATE GOVERNANCE

Board Leadership Structure and Role in Risk Oversight

The positions of our Chief Executive Officer and Chairman of the Board are not held by the same person. Mr. Barnett serves as the Chairman of the Board. Mr. Polinsky serves as our Chief Executive Officer. The Board believes that separating these positions is in the best interests of the Company. The Board also believes that the current structure effectively supports the oversight and governance of the Company. Mr. Polinsky, our Chief Executive Officer, is the only employee-director and does not hold a formal leadership role on the Board. The Board has determined in its judgment that the Company benefits from the unique experience and perspective of Mr. Polinsky, stemming from his involvement in the founding of the Company. The Board further believes that this leadership structure is appropriately balanced by the significant experience and independent oversight provided by the other directors, who have served as senior executives and directors at other private and public companies.

During the fiscal year ended December 31, 2025, the Board held one meeting, including telephonic meetings, and took action in writing on seven occasions. During that year, each director attended board meetings and the meetings of all committees on which he served at the time. We encourage, but do not require, our directors to attend annual shareholder meetings. No directors attended our 2025 annual shareholder meeting in person or telephonically, apart from Mr. Polinsky.

Although risk management is a core responsibility of the Company’s management, the Board recognizes that it plays a critical role in oversight of risk. The Board, in order to more specifically carry out this responsibility, has assigned the Audit Committee the primary duty to periodically review the Company’s policies and practices with respect to risk assessment and risk management, including discussing with management the Company’s major risk exposures and the steps that have been taken to monitor and control those exposures. Those risks include risks specific to the Company, and industry and general risks, such as risks related to the impact of the general economy on our business, all as further identified in our Annual Report.

Board Committee Membership

The Board of Directors has a standing Audit Committee, a Compensation Committee, and a Nominating and Governance Committee. Each committee has a written charter that is available on the Company’s website at https://suig.io.

Audit Committee Information. The Audit Committee is composed of Kristina Campbell, Howard Liszt, Dana Wagner and Brian Quintenz, each of whom is independent for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and applicable Nasdaq rules. Ms. Campbell serves as the chairperson of the Audit Committee. The Audit Committee met four times during the fiscal year ended December 31, 2025.

The Audit Committee’s charter makes the committee responsible, among other things, for:

•
reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the Board whether the audited financial statements should be included in our required disclosures;

•
approving the Company’s independent accountants and recommending them to the Board (including a majority of the independent directors) for approval and submission to the shareholders for ratification (if any);

•	reviewing with the independent accountants the plans and results of the audit engagement;

•	approving professional services provided by its independent accountants;

•	reviewing and discussing interim financial statements prior to the filing of quarterly reports and earnings releases;

•	approving the committee report, as required by the SEC rules, to be included in the Company’s annual proxy statement or annual report;

•	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•	monitoring the independence of our independent auditor;

•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•	inquiring and discussing with management our compliance with applicable laws and regulations;

•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies;

•	reviewing the independence of its independent accountants and reviewing the adequacy of the Company’s internal accounting controls; and

•	reviewing and reassessing on an annual basis the adequacy of the charter and recommending any proposed changes to the charter to the Board.

The Audit Committee is also responsible for discussing with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk-assessment and risk-management policies.

The Board has designated Ms. Campbell as an “audit committee financial expert” within the meaning of applicable SEC rules. The Board has determined that each of the Audit Committee members is able to read and understand fundamental financial statements and that at least one member of the Audit Committee has past employment experience in finance or accounting.

Compensation Committee Information. The Compensation Committee is composed of Messrs. Quintenz, Liszt and Wagner, all of whom are independent for purposes of the Exchange Act and applicable Nasdaq rules. Mr. Quintenz is the chairperson of the Compensation Committee. The Compensation Committee is responsible for approving the Company’s compensation arrangements with its executive management, including bonus-related decisions and employment agreements with respect to such individuals. The Compensation Committee took action in writing on one occasion during 2025.

The Compensation Committee’s duties, which are specified in the Compensation Committee charter, include, but are not limited to:

•
reviewing and approving on an annual basis the corporate goals and objectives relevant to the Company’s Chief Executive Officer’s compensation, evaluating the Company’s Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of the Company’s Chief Executive Officer’s based on such evaluation;

•	reviewing and approving the compensation of all of our executive officers;

•	reviewing our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based plans;

•	assisting management in complying with our proxy statement and periodic report disclosure requirements, and reviewing specific disclosures in the proxy statement and reports;

•	if required, producing a report on executive compensation to be included in our proxy statement;

•	reviewing, evaluating, and recommending changes, if appropriate, to the compensation paid to directors; and

•	reviewing and reassessing, on an annual basis, the adequacy of the charter and recommending any proposed changes to the charter to the Board.

Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee is composed of Messrs. Liszt and Wagner, each of whom is independent for purposes of the Exchange Act and applicable Nasdaq rules. Mr. Wagner is the chairperson of the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee is responsible for advising the Board on a broad range of issues surrounding the composition and operation of the Board and its committees, specifically including identifying criteria for suitable board candidates, identifying individuals suited to service on the Board (consistent with those criteria), recommending director candidates to the Board and to the shareholders, conducting annual reviews of corporate governance matters and making related recommendations to the Board and its committees. The Corporate Governance and Nominating Committee took formal action once during 2025 in connection with the Company’s 2025 annual shareholder meeting.

In identifying potential candidates, the Corporate Governance and Nominating Committee considers recommendations from its members, other directors, our executive officers, and stockholders. In evaluating a candidate, the committee considers, among other factors, the candidate’s relevant business and industry experience, professional background, judgment and integrity, independence under applicable listing standards and SEC rules, financial literacy, and ability to devote sufficient time to Board service, as well as the current composition and needs of the Board. We do not have a formal policy with respect to the consideration of diversity in identifying director nominees; however, the committee considers diversity of experience, skills, and background as part of its overall evaluation of each candidate.

The committee will consider director candidates recommended by stockholders and evaluates such candidates in the same manner, and using the same criteria, as candidates identified from any other source. Stockholders wishing to recommend a candidate should submit the recommendation in writing to our Corporate Secretary at our corporate office at 1907 Wayzata Boulevard, Suite 205, Wayzata MN 55391, including the candidate’s name, biographical information and qualifications, and the candidate’s written consent to serve if elected, no later than the deadline described in our bylaws.

Of the persons nominated for election of directors at the annual meeting, Mr. Barnett has been recommended by Karatage pursuant to the Investor Rights Agreement, dated July 31, 2025, by and between the Company and Karatage.

Communications with Board Members

The Board has provided the following process for shareholders and interested parties to send communications to the Board or individual directors. All communications should be addressed to Sui Group Holdings Limited, 1907 Wayzata Boulevard, Suite 205, Wayzata, MN 55391, Attention: Chief Executive Officer. Communications to individual directors may also be made to such director at our Company’s address. All communications sent to any individual director will be received directly by such individuals and will not be screened or reviewed by any Company personnel. Any communications sent to the Board in the care of the Chief Executive Officer will be reviewed by that officer to ensure that such communications relate to the business of the Company before being reviewed by the Board.

Report of the Audit Committee

The following members of the Audit Committee reviewed and discussed the financial statements for the fiscal year ended December 31, 2025 with management. The Audit Committee also discussed with the Company’s independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has received the written disclosures and the letter from the Company’s independent accountant required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the Company’s independent accountant its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2025 be included in such report.

This report has been furnished by the following members of the Audit Committee of the Board of Directors.

Brian Quintenz
Howard Liszt
Dana Wagner

Code of Ethics

The Board adopted a revised Code of Ethics in March 2021. The Code of Ethics is available at our website, https://suig.io, or without charge, to any shareholder upon written request made to Sui Group Holdings Limited, Attention: Chief Financial Officer, 1907 Wayzata Blvd., Suite 205, Wayzata, MN 55391.

Insider Trading Policy and Derivatives Trading, Hedging, and Pledging Policies

Our Board adopted an Insider Trading Policy on August 5, 2008 (the “Insider Trading Policy”), reviewed on February 26, 2010 and February 28, 2013, and revised on February 15, 2016. Our Insider Trading Policy governs the purchase, sale and/or other dispositions of our securities by directors, officers and employees and is reasonably designed to promote compliance with insider trading laws, rules and regulations applicable to the Company. A copy of our Insider Trading Policy is filed as Exhibit 19 to our Annual Report on Form 10-K. Our Insider Trading Policy provides that none of our executive officers, directors or employees, or household and immediate family members of such individuals and entities that such individuals influence or control (collectively, “insiders”) may acquire, sell, or trade in any interest or position relating to the future price of Company securities, such as a put option, a call option, or execute a short sale, or engage in hedging or monetization transactions or similar arrangements with respect to Company securities. These prohibitions apply to avoid any appearance that an insider is trading based on material non-public information and focus his or her attention on short-term performance at the expense of the Company’s long-term objectives.

Principal Accountant Fees and Services

The following table summarizes the fees for professional audit services provided by Boulay PLLP for the audit of the Company’s annual financial statements for the years ended December 31, 2025, and December 31, 2024, as well as the fees billed for tax fees and other services rendered by Boulay PLLP during the years ended December 31, 2025, and December 31, 2024.

	2025	2024
Audit Fees	$227,000	$181,370
Audit-Related Fees	750,000	2,500
Tax Fees	-	-
All Other Fees	-	-
Total	$977,000	$183,870

Audit Fees. The fees identified under this caption were for professional services rendered by Boulay PLLP for the years ended 2025 and 2024 in connection with the audit of our annual financial statements and review of the financial statements included in our quarterly reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2025. The amounts also include fees for services that are normally provided by the independent public registered accounting firm in connection with statutory and regulatory filings and engagements for the years identified. The increase in audit fees is related to the additional audit work associated with the private placement transaction, warrant issuances, and digital asset treasury strategy change with increased work around evaluating the new accounting policies, procedures, controls, as well as the related updates to the 10-K and continuing changes and edits to the 10-K and 10-Q filings.

Audit-Related Fees. The audit related fees consist of assurance and related services that are reasonably related to the performance of the audit or review of our financial statements but are not reported under “Audit Fees.” These services typically include attestation services not required by statute or regulations, assistance with SEC filings (e.g., comfort letters or consents), and accounting and financial reporting consultations regarding the application of generally accepted accounting principles to proposed transactions. The audit-related fees are related to issuance of comfort letters associated with the private placement transaction as well as the equity line of credit.

Tax Fees. The fees identified under this caption were for tax compliance and corporate tax services. Corporate tax services encompass a variety of permissible services, including technical tax advice related to tax matters; assistance with state and local taxes.

All Other Fees. The fees identified under this caption were for aggregate fees billed for all other products and services provided by Boulay PLLP that do not fall within the categories of Audit Fees, Audit‑Related Fees, or Tax Fees.

A representative of Boulay PLLP is not expected to attend the annual meeting.

Audit Committee Pre-Approval Policy for Audit and Non-Audit Services

The Audit Committee has a policy that gives the Audit Committee authority to pre-approve all audit and non-audit services to be performed by the independent registered public accounting firm or any other registered public accounting firm engaged by the Company and the related fees for such services other than prohibited non-auditing services as promulgated under rules and regulations of the SEC, subject to the inadvertent de minimis exceptions set forth in the Sarbanes-Oxley Act of 2002 and the SEC rules. The Audit Committee approves all services provided by our independent registered public accounting firm. All engagements of our independent registered public accounting firm in years ended 2025 and 2024 were pre-approved by the Audit Committee.

PROPOSAL 2
DELAWARE COMPANY PROPOSAL

The Board recommends that our shareholders approve the reincorporation of the Company from a corporation incorporated under the laws of the State of Minnesota to a corporation incorporated under the laws of the State of Delaware (the “Delaware Company”) by way of a statutory conversion pursuant to the Plan of Conversion set out in Annex 1 of this proxy statement (the “Plan of Conversion”). The Board has determined that the reincorporation and the Plan of Conversion are in the best interests of the Company and its shareholders, and has approved the reincorporation and the Plan of Conversion. In this proxy statement, the proposed reincorporation of the Company by way of a statutory conversion (pursuant to the Plan of Conversion) to the Delaware Company is called the “Delaware Reincorporation.”

Description of the Proposed Reincorporation to Delaware

The Delaware Reincorporation, if approved by our shareholders, will be effected through a conversion pursuant to Section 302A.682 of the Minnesota Business Corporation Act (the “MBCA”) and Section 265 of the General Corporation Law of the State of Delaware (“DGCL”). Approval of this Proposal will constitute approval of the Delaware Reincorporation, including adoption of the certificate of incorporation of the Delaware Company annexed hereto in Annex 2 (the “Delaware Certificate of Incorporation”) and the bylaws of the Delaware Company annexed hereto in Annex 3 (the “Delaware Bylaws”).

If the Delaware Reincorporation is approved, then upon the effectiveness of the Delaware Reincorporation:

•	The Company will continue in existence as a Delaware corporation and will continue to operate our business under the current name, “Sui Group Holdings Limited.”

•
The corporate affairs of the Company will cease to be governed by Minnesota law and will instead be governed under Delaware law. See “Comparison of shareholder rights under Minnesota and Delaware Law and the Company’s governing documents” below.

•
The Company will cease to be governed by our existing articles of incorporation and bylaws and will instead be governed by the Delaware Certificate of Incorporation and the Delaware Bylaws. See “Comparison of shareholder rights under Minnesota and Delaware Law and the Company’s governing documents.”

•	The Delaware Reincorporation is not expected to result in any change in our business, management, operations, or number of employees.

Material Terms of Plan of Conversion

Upon completion of the Delaware Reincorporation, the authorized capital stock of the Delaware Company will consist of 2,000,000,000 shares of common stock, $0.001 par value per share, and 1,000,000 shares of preferred stock, $0.001 par value per share.

Exchange of Shares

As of the Record Date, the Company has 76,802,872 shares of common stock issued and outstanding, and no preferred stock has been issued.

As part of the Delaware Reincorporation, each outstanding share of our common stock, par value $0.001 per share (“Common Stock”), at the effective time of the Delaware Reincorporation will automatically, by virtue of the Delaware Reincorporation, and without any further action on the part of the Company or its shareholders, become one outstanding share of common stock, par value $0.001 per share, of the Delaware Company (“Delaware Company Common Stock”). Shareholders will not need to exchange their existing stock certificates for new stock certificates.

We do not expect any interruption in trading of our common stock solely as a result of the Delaware Reincorporation.

Effective Time

If our shareholders approve the Delaware Reincorporation, we anticipate that the Delaware Reincorporation will become effective (the “Effective Time”) as soon as practicable following the annual meeting. In connection with the Delaware Reincorporation, the Company intends to make filings with the Secretary of State of Minnesota, the Secretary of State of the State of Delaware, the U.S. Securities and Exchange Commission and Nasdaq, and does not believe any other filings will be required to effect the Delaware Reincorporation.

Abandonment of Delaware Reincorporation

The Delaware Reincorporation may be delayed by the Board and/or the Plan of Conversion may be terminated and abandoned by action of the Board at any time prior to the Effective Time, whether before or after the approval by our shareholders, if, in the opinion of the Board, such action would be in the best interests of the Company and its shareholders.

The full texts of the Plan of Conversion, the Delaware Company Certificate of Incorporation and the Delaware Bylaws are attached hereto as Annex 1, Annex 2 and Annex 3, respectively. The discussion contained in this proxy statement is qualified in its entirety by reference to such Annexes.

Background of the Proposal

The Board considered the issue of the Company’s jurisdiction of incorporation in response to a number of factors, principally the highly developed and more predictable Delaware corporate law framework and the financial markets’ expectations with regard to the Company.

The Board’s Evaluation of the Delaware Reincorporation

The Board was advised by legal counsel regarding the development of corporate law in the United States and on other companies’ incorporation decisions. The corporate laws of each of the States of Delaware and Minnesota operate under the same federal constitutional framework and draw on a common law heritage. Delaware is the leading jurisdiction for publicly traded corporations listed on American stock exchanges. More than half of such corporations, including more than two-thirds of Fortune 500 companies, have chosen to be incorporated in Delaware. Delaware is a leading jurisdiction for out-of-state incorporations, where a corporation headquartered in one state chooses to incorporate in another state. As a result of its long experience with corporate law matters and given the importance of those matters to the financial welfare of the State of Delaware, the Delaware General Assembly has developed a philosophy that emphasizes the stability of Delaware corporate law. When adopting legislation affecting corporations, the Delaware General Assembly’s stated guiding principle is to achieve a balanced law. Each year, the Delaware General Assembly, with the assistance of the Corporation Law Section of the Delaware Bar, reviews the statute and considers amendments to remedy any perceived ambiguities in the law identified by corporate practitioners or the judiciary or that may be necessary to keep Delaware abreast of business developments or emerging legal trends. The Delaware General Assembly generally defers to the recommendations of the Corporation Law Section and each year passes a bill that addresses the significant issues that the corporate law practitioners have identified and sought to address since the preceding year. These features of Delaware’s law, among others, have made it more advantageous for incorporation than other states. Through this process, Delaware law emphasizes consistency, predictability and stability. In addition, the Delaware Court of Chancery and Delaware Supreme Court are highly respected and experienced business courts with an extensive body of case law. Trials in the Delaware Court of Chancery are before judges who are experts in corporate law and appeals from the Delaware Court of Chancery are directly to the Delaware Supreme Court without a requirement for intermediate review. The Delaware statutory and judicial system has long and widely been lauded for its expertise.

In addition, the Board evaluated and confirmed that the Delaware Reincorporation would not materially alter any other economic rights of the Company’s shareholders. For example, Delaware law would not alter the Company’s ability to pay dividends or repurchase stock. The Board is not aware of any material adverse accounting, tax or other financial implications that would result from the Delaware Reincorporation, and has no reason to believe that the Delaware Reincorporation will materially affect the public trading of the Company’s shares.

A company that chooses to be incorporated in Delaware will have its internal affairs governed by Delaware law, including the interpretation of its certificate of incorporation and the relationships between its shareholders and directors. A company that is incorporated in Delaware is generally subject to regulation wherever it does business, and its Delaware charter will not immunize it in any way from regulations unrelated to its internal affairs. For example, the Company will continue to be subject to the laws of the states in which it operates (as applicable) as well as applicable federal laws and regulations. Additionally, as discussed above, the Delaware General Assembly regularly reviews and updates the DGCL, which is perceived by some to make the DGCL more flexible and responsive than the MBCA.

The Board balanced these considerations and concluded that in its business judgment, it is in the best interests of the Company and all its shareholders to convert to a Delaware Company pursuant to the Delaware Reincorporation.

The Board recommends that the shareholders of the Company approve the Delaware Company Proposal.

Although the Board believes that the Delaware Reincorporation is in the best interests of the Company and all of its shareholders, there can be no assurance that the Delaware Reincorporation will result in all or any of the benefits described in this Proxy Statement, including the benefits of or resulting from being incorporated in Delaware or the application of the DGCL to the internal affairs of the Company.

Material U.S. Federal Income Tax Consequences

We believe that for federal income tax purposes no gain or loss will be recognized by the Company or shareholders who receive the Delaware Company Common Stock in exchange for their common stock in connection with the Delaware Reincorporation. Each shareholder’s holding period of the Delaware Company Common Stock received in the Delaware Reincorporation will include the holding period of the common stock converted into that Delaware Company Common Stock, provided the shares are held by such shareholder as a capital asset at the time of the Delaware Reincorporation.

This Proxy Statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders based upon individual circumstances or to shareholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, shareholders who hold their stock through a partnership or as part of a straddle or other derivative arrangement, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This Proxy Statement does not address the tax consequences under state, local or foreign laws. State, local or foreign income tax consequences to shareholders may vary from the federal income tax consequences described above, and shareholders are urged to consult their own tax advisors as to the consequences to them of the Delaware Reincorporation under all applicable tax laws.

This discussion is based on the U.S. Internal Revenue Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all in effect as of the date of this Proxy Statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of the Reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.

You should consult your own tax advisor to determine the particular tax consequences to you of the Delaware Reincorporation, including the applicability and effect of U.S. federal, state, local, foreign and other tax laws.

Dissenters’ Rights

Under Minnesota law, holders of shares of common stock are not entitled to appraisal rights in connection with the Delaware Reincorporation. While Section 302A.471, subdivision 1(e) of the MBCA provides for dissenters’ rights to holders of shares in connection with a plan of conversion, subdivision 3(c) of that same Section of the MBCA provides that no such rights are available to holders of shares that are listed on a registered national securities exchange. Because our shares of common stock are listed on the Nasdaq Capital Market and that market is a registered national securities exchange, our shareholders will not have any dissenters’ rights in connection with the Delaware Reincorporation.

Effect of Vote for the Delaware Company Proposal

A vote in favor of this proposal is a vote in favor of the Delaware Reincorporation, and the Plan of Conversion (including adoption of the Delaware Certificate of Incorporation and Delaware Bylaws). Upon the approval by the holders of a majority of the shares of common stock outstanding and entitled to vote at the annual meeting, the Company will be authorized to proceed with the Delaware Reincorporation.

Shareholder Rights

Following the Reincorporation, the DGCL will govern the rights of our shareholders rather than the MBCA. While the MBCA and DGCL are similar with respect to the governing of corporate actions and shareholders’ rights, there are a few differences in the law, which may affect your rights or interests. In addition, Minnesota case law concerning the governing and effects of its statutes and regulations is more limited than in Delaware, which has a separate court (the Delaware Court of Chancery) for adjudication of corporate disputes and a well-developed body of case law interpreting shareholders’ rights.

Comparison of shareholder rights under Minnesota and Delaware Law and the Company’s governing documents

The legal rights of the Company’s shareholders derive from state law as well as its Articles of Incorporation and Bylaws. The following discussion identifies some of the important legal issues relating the Company and compares their effect on the Company under both the Minnesota law and Delaware law, and the related governing documentation.

Voting Power of Capital Stock

Minnesota. Each holder of our common stock has the right to cast one vote for each share of common stock held of record on all matters voted on by the shareholders, including the election of directors. Under Minnesota law, unless explicitly denied in a corporation’s articles of incorporation, shareholders are entitled to cumulative voting in the election of directors. The Company’s Articles of Incorporation deny cumulative voting rights, and therefore, our shareholders are not entitled to those rights.

Delaware. Each holder of the Delaware Company Common Stock will have the right to cast one vote for each share of common stock held of record on all matters properly submitted to the stockholders for their vote, including the election of directors. Under Delaware law, stockholders are not entitled to cumulative voting rights unless a corporation’s certificate of incorporation explicitly authorizes them. The Delaware Certificate of Incorporation does not authorize cumulative voting rights for stockholders.

Action by Directors Without a Meeting

Minnesota and Delaware law permit directors to take written action without a meeting for an action otherwise required or permitted to be taken at a board meeting.

Minnesota. Minnesota law provides that a corporation’s articles of incorporation or bylaws may provide for such written action (other than an action requiring shareholder approval) by the number of directors that would be required to take the same action at a meeting of the board at which all directors were present. The Company’s Bylaws permit action to be taken by fewer than all directors if the number of directors approving the written action is at least that number of directors that would be required to take the same action at a meeting of the Board at which all directors were present. Minnesota law also states that if the articles of incorporation or bylaws so provide, a director may give advance written consent or opposition to a proposal to be acted on at a board meeting; however, such consent or opposition of a director not present at a meeting does not constitute presence for determining the existence of a quorum.

Delaware. Delaware law provides for the ability of the Board to take action by unanimous consent, unless otherwise restricted in the corporation’s certificate of incorporation or bylaws. The Delaware Certificate of Incorporation and Delaware Bylaws do not restrict the ability of the Board to act by unanimous consent. Delaware law does not provide for the ability of directors to give advance written consent or opposition to a proposal to be acted on at a board meeting.

Conflicts of Interest

Minnesota. Under Minnesota law, a contract or transaction between a corporation (or its subsidiaries) on the one hand and one or more of the corporation’s directors, or an entity in or of which one or more of the corporation’s directors are directors, officers, or legal representatives or have a material financial interest, on the other is not void or voidable solely because of such reason, provided that the contract or transaction is (i) fair and reasonable at the time it is authorized, (ii) approved by a unanimous affirmative vote of all stockholders or two-thirds of the voting power of the corporation’s disinterested stockholders after disclosure of the relationship or interest, or (iii) is approved in good faith by a majority of the disinterested members of the board of directors after disclosure of the relationship or interest.

Delaware. Delaware recently adopted statutory safe harbors for certain interested acts and transactions involving one or more of a corporation’s directors or officers, as well as transactions (both going private and non-going private transactions) involving controlling stockholders and members of control groups. Section 144 of the DGCL (“Section 144”) provides that certain interested acts and transactions may not be subject to equitable relief or give rise to an award of damages against directors, officers or controlling stockholders or members of control groups, as applicable, solely because the act or transaction is between a corporation and one or more of such persons, provided that certain procedural safeguards are satisfied. With respect to interested director or officer acts or transactions, the protections of Section 144 are available if at least one of the following procedural safeguards is satisfied: (i) the approval of a majority of the disinterested directors (as defined in Section 144) then serving on the board of directors or, if a majority of the directors then serving on the board are not disinterested directors, a committee of at least two disinterested directors, in each case, acting in good faith and without gross negligence, (ii) the informed, uncoerced, affirmative vote of a majority of the votes cast by the disinterested stockholders (as defined in Section 144) or (iii) if the act or transaction is fair as to the corporation and the corporation’s stockholders. With respect to controlling stockholder transactions that are not going private transactions (as defined in Section 144), the protections of Section 144 are available if at least one of the following procedural safeguards is satisfied: (i) the approval by an informed committee of at least two disinterested directors, acting in good faith and without gross negligence, (ii) the transaction is conditioned on the informed, uncoerced, affirmative vote of a majority of the votes cast by the disinterested stockholders or (iii) if the transaction is fair as to the corporation and the corporation’s stockholders. Finally, with respect to controlling stockholder transactions that are going private transactions, the protections of Section 144 are available if at least one of the following procedural safeguards is satisfied: (i) both (A) the approval by an informed committee of at least two disinterested directors, acting in good faith and without gross negligence, and (B) the transaction is conditioned on the informed, uncoerced, affirmative vote of a majority of the votes cast by the disinterested stockholders or (ii) if the transaction is fair as to the corporation and the corporation’s stockholders.

Number of Directors

Minnesota. Minnesota law provides that the number of directors shall be fixed by or in the manner provided in the articles of incorporation or bylaws, and that the number of directors may be changed at any time by amendment to or in the manner provided in the articles of incorporation or bylaws. Under the Company’s Bylaws, the size of the Board shall be determined from time to time by resolution of the Board or resolution of the Shareholders. The Company’s Board presently consists of six (6) directors.

Delaware. Delaware law provides that the number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate. The Delaware Bylaws provide that the number of directors shall be determined from time to time by resolution adopted by the Board.

Classified Board of Directors

Both Minnesota and Delaware permit a corporation’s governing documents to provide for a classified board of directors. Delaware permits a maximum of three classes while Minnesota law does not limit the number of classes. Neither the Bylaws for the Company nor the Delaware Bylaws or Delaware Certificate of Incorporation provide for a classified board.

Removal of Directors by Shareholders

Minnesota. Under Minnesota law, unless a corporation’s articles of incorporation or bylaws provide otherwise, a director may be removed, with or without cause by the affirmative vote of a majority of the voting power of all shares (or by a majority of the entire class or series of shares entitled to appoint such director). Different voting thresholds (which are inapplicable to the Company) apply to the removal of a director for corporations with cumulative voting, but these are inapplicable to the Company.

Delaware. Under Delaware law, a director or the entire board of directors of a corporation may be removed with or without cause by the affirmative vote of the holders of a majority of shares entitled to vote for the election of directors except under limited circumstances not currently applicable to the Delaware Company.

Vacancies on Board of Directors

Minnesota. Under Minnesota law, unless the articles of incorporation or bylaws provide otherwise, a vacancy on a corporation’s board of directors (resulting from death, resignation, removal or disqualification of a director or an increase in size of the board) may be filled by the affirmative vote of a majority of directors then in office, even though less than a quorum. Any director so elected shall hold office only until a qualified successor is elected at the next regular or special meeting of shareholders. The Company’s Bylaws follow these provisions.

Delaware. Under Delaware law, a vacancy on a corporation’s board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director, or by the affirmative vote of the holders of a majority of the outstanding voting shares, unless otherwise provided in the certificate of incorporation or bylaws. The Delaware Bylaws provide that, unless otherwise provided in the Delaware Certificate of Incorporation or the Delaware Bylaws, vacancies on the Board, whether caused by resignation, death, disqualification, removal or otherwise, and newly created directorships resulting from an increase in the authorized number of directors, shall, unless the Board determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board, or by a sole remaining director, and not by the stockholders.

Standard of Conduct for Directors

Minnesota. Minnesota law provides that a director must discharge the director’s duties in good faith, in a manner the director reasonably believes to be in the best interests of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. A director who complies with such standards may not be held liable by reason of being a director or having been a director of the corporation.

Delaware. Under Delaware law, the standards of conduct for directors and officers have developed through written opinions of the Delaware courts. Directors and officers of Delaware corporations have a fiduciary duty to act in the best interests of the corporation and its stockholders. This fiduciary responsibility includes the duty of care and the duty of loyalty. The duty of care requires directors to act in a fully informed manner and exercise that degree of care and prudence that would be expected of them in the management of their own affairs. The duty of loyalty requires a director to place the interests of the corporation and its stockholders above any personal interest when making decisions. The duty of loyalty prohibits a director from using their corporate position to realize personal gain at the expense of the corporation. Subsumed within the duty of loyalty is the duty to act in good faith, which requires directors to act honestly and in a manner that is not knowingly unlawful or contrary to public policy. Deliberate indifference or inaction in the face of a known duty to act are hallmarks of bad faith conduct.

Constituent Interests

Minnesota. Under Minnesota law, in considering the best interests of the corporation, a director may consider the interests of the corporation’s employees, customers, suppliers, and creditors, the economy of the state and nation, community and societal considerations, and the long-term as well as short-term interests of the corporation and its shareholders including the possibility that these interests may be best served by the continued independence of the corporation.

Delaware. Under Delaware law, directors should act with a long-term view to enhance the value of the corporation for its stockholders’ benefit. However, Delaware law recognizes that certain stakeholder interests may support the long-term value of the corporation for the stockholders. In other words, if acting in the interests of another stakeholder would preserve or enhance the value of the corporation for its stockholders, taking such action would comport with the directors’ fiduciary duties under Delaware law.

Indemnification of Directors and Officers

Minnesota law and Delaware law both contain provisions setting forth conditions under which a corporation may indemnify its directors, officers and employees. While indemnification is permitted only if statutory standards of conduct are met, Minnesota law and Delaware law are substantially similar in providing for indemnification if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. The statutes differ, however, with respect to whether indemnification is permissive or mandatory, where there is a distinction between third-party actions and actions by or in the right of the corporation, and whether, and to what extent, reimbursement of judgments, fines, settlements, and expenses is allowed. For example, while indemnification of officers, directors and employees is mandatory under Minnesota law, indemnification is generally permissive under Delaware law, except that a Delaware corporation must indemnify a present or former director or officer who is successful on the merits or otherwise in defense of certain specified actions, suits or proceedings for expenses (including attorney’s fees) actually and reasonably incurred by such person in connection therewith.

Minnesota law requires a corporation to indemnify any director, officer or employee who is made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the director, officer or employee, against judgments, penalties, fines, settlements and reasonable expenses. Minnesota law permits a corporation to prohibit indemnification by so providing in its articles of incorporation or bylaws. The Company has not limited the statutory indemnification in its articles of incorporation or bylaws. The Company’s bylaws provide for indemnification to the fullest extent permitted by Minnesota law.

Under Delaware law, a corporation may, through its certificate of incorporation, bylaws or other agreements, make indemnification mandatory where indemnification would otherwise only be permissive under Delaware law. The Delaware Bylaws provides for mandatory indemnification to the fullest extent permitted by applicable law for directors and officers of the Delaware Company. The Delaware Bylaws also provide for the advancement of expenses actually and reasonably incurred, prior to the final disposition of any claim by final adjudication to which there are no further rights of appeal by its officers, directors and employees. Such advancement is not subject to the satisfaction of any standard of conduct but is subject to repayment in the event the expenses relating to, arising out of or resulting from any indemnification claim, it is determined following the final disposition of such claim that the officer, director or employee, as applicable, is not entitled to indemnification. There is no pending or, to the Company’s knowledge, threatened litigation to which any of its directors is a party in which the rights of the Company or its shareholders would be affected if the Company currently were subject to the provisions of Delaware law rather than Minnesota law.

Minnesota and Delaware corporate law, the articles of incorporation and bylaws of the Company, and the Delaware Certificate of Incorporation and the Delaware Bylaws, as well as any indemnity agreements, may permit indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has been advised that, in the opinion of the Securities and Exchange Commission, indemnification for liabilities arising under the Securities Act and the Exchange Act may be contrary to public policy and therefore may be unenforceable, absent a decision to the contrary by a court of appropriate jurisdiction.

Limitation of Liability

Minnesota. Minnesota law provides that the personal liability of a director for breach of a fiduciary duty may be eliminated or limited if the articles of incorporation so provide, but the articles may not limit or eliminate such liability for (a) any breach of the directors’ duty of loyalty to the corporation or its shareholders, (b) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (c) the payment of unlawful dividends, stock repurchases or redemptions, (d) any transaction in which the director received an improper personal benefit, (e) certain violations of the Minnesota securities laws, and (f) any act or omission that occurs before the effective date of the provision in the articles eliminating or limiting liability. The Company’s Articles of Incorporation contains a provision eliminating the personal liability of its directors for breach of fiduciary duty, subject to the foregoing limitations.

Delaware. Delaware law provides that if the certificate of incorporation so provides, the personal liability of a director or officer for monetary damages for breach of fiduciary duty as a director or officer may be eliminated or limited, but that the liability of a director or officer is not limited or eliminated for (a) any breach of the director’s or officer’s duty of loyalty to the corporation or its stockholders, (b) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) with respect to a director, the payment of unlawful dividends, stock repurchases or redemptions, (d) any transaction in which the director or officer received an improper personal benefit, (e) with respect to an officer, in any action by or in the right of the corporation, or (f) any act or omission that occurs before the effective date of the provision in the certificate eliminating or limiting liability. The Delaware Certificate of Incorporation provides that, to the fullest extent permitted by applicable law, a director or officer shall not be personally liable to the Delaware Company or its stockholders for monetary damages for breach of a director’s or officer’s fiduciary duty. The Company is not aware of any pending or threatened litigation to which the limitation of directors’ liability would apply.

Treasury Shares

Minnesota. Minnesota law does not allow treasury shares.

Delaware. Under Delaware law, the Company may hold treasury shares and such shares may be held, sold, loaned, pledged or exchanged by the Company. Such treasury shares, however, are not outstanding shares and therefore do not receive any dividends and do not have voting rights.

Amendment of Articles of Incorporation and Certificate of Incorporation

Minnesota. Holders of 3% or more of the voting power of the shares of a Minnesota corporation may propose amendments to the articles of incorporation, even if the board of directors does not approve. In general, amendments to the Company’s Articles of Incorporation must be recommended to the Company’s shareholders by the board and approved by a majority of the votes entitled to be cast by each voting group that has a right to vote on the amendment, unless a higher percentage is specified by Minnesota law, the Company’s Articles of Incorporation or the Company’s Bylaws.

Delaware. Delaware law provides that the certificate of incorporation of a Delaware corporation may be amended upon adoption by the board of directors of a resolution setting forth the proposed amendment and declaring its advisability, followed by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote and by the affirmative vote of the holders of a majority of each class entitled to vote as a class thereon. It also provides that a certificate of incorporation may provide for a greater vote than would otherwise be required by Delaware law. The Delaware Certificate of Incorporation does not provide for a different threshold.

Amendment of Bylaws

Minnesota. Holders of 3% or more of the voting power of the shares of a Minnesota corporation may propose amendments to the bylaws, even if the board of directors does not approve. The Company’s Bylaws provide that the Board shall have the power, to the extent permitted by law, to adopt, amend or repeal the Bylaws of the Company, subject to the power of the shareholders to adopt, amend or repeal such Bylaws, but they may not make or alter Bylaws fixing the number of directors or their classifications, qualifications or terms of office.

Delaware. Under Delaware law, stockholders have the authority to make, alter, amend or repeal the bylaws of a corporation and such power may also be conferred on the board of directors. The Delaware Certificate of Incorporation provide that both the Board and the stockholders have the power to adopt, amend or repeal any provisions of the Delaware Bylaws.

Extraordinary Transactions

Minnesota. Under Minnesota law, action on certain matters, including the sale, lease or exchange of all or substantially all of the Company’s property or assets, mergers, and consolidations, statutory conversions, and voluntary dissolution, must be approved by the holders of a majority of the outstanding shares entitled to vote thereon. With respect to a sale of “substantially all” assets, the Minnesota statute provides that shareholder approval is required for an asset sale outside the ordinary course only if it would leave the corporation without a “significant continuing business activity.” Additionally, the Minnesota statute provides that “a business activity that represented at least (1) 25 percent of the corporation’s total assets at the end of the most recently completed fiscal year, and (2) 25 percent of either income from continuing operations before taxes or revenues from continuing operations for that fiscal year, measured on a consolidated basis,” will conclusively be deemed to be a “significant continuing business activity.”

Delaware. Under Delaware law, action on certain matters, including the sale, lease or exchange of all or substantially all of the Company’s property or assets (other than to a wholly owned subsidiary), mergers, consolidations, statutory conversions, and voluntary dissolutions, must be approved by the Board and the holders of a majority of the outstanding shares entitled to vote thereon. With regard to the sale of all or “substantially all” assets, Delaware common law requires both a quantitative and qualitative analysis in order to determine if the assets being sold, leased or exchanged constitute “substantially all” of a corporation’s assets and, as a result, there can be uncertainty regarding the need for stockholder approval when a corporation disposes of a significant amount of its assets.

Shareholders’ Action Without a Meeting

Minnesota. Under Minnesota law, any action required or permitted to be taken at a shareholders’ meeting of a publicly held company may be taken without a meeting by written consent signed by all of the shareholders entitled to vote on such action, and a publicly held company cannot provide for a lower threshold in its articles of incorporation. This power cannot be restricted by a corporation’s articles of incorporation.

Delaware. Delaware law permits action to be taken by stockholders without a meeting, without prior notice and without a vote, if a consent, setting forth the action so taken, is signed by the holders of not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting of the stockholders at which all shares entitled to vote thereon were present and voted, unless otherwise provided in the corporation’s certificate of incorporation. Stockholders who do not sign the consent must be notified promptly of the taking of such action by consent. Delaware law provides that a corporation’s certificate of incorporation may limit or eliminate stockholders’ action without a meeting. The Delaware Certificate of Incorporation provides for stockholders’ right to take action by consent without a meeting.

Special Meetings

Minnesota. According to the Company’s Bylaws, special meetings of the Company’s shareholders may be called by the Chief Executive Officer, Chief Financial Officer, two or more directors, or by a holder or holders of ten percent (10%) or more of the shares entitled to vote.

Delaware. Delaware law provides that special meetings of the stockholders of a corporation may be called by the corporation’s board of directors or by such other persons as may be authorized in the corporation’s certificate of incorporation or bylaws. The Delaware Company’s Bylaws provide that special meetings may be called by the Chief Executive Officer, by the Chief Financial Officer, by the Chief Investment Officer, by or at the direction of the Board or any two members thereof, or by the Secretary, following his or her receipt at the principal executive office of the Company of one or more written demands to call a special meeting of the stockholders submitted by or on behalf of the record holder or holders of at least twenty percent (20%) of the voting power of the issued and outstanding shares of the Company.

Notice of Stockholder Meetings

Minnesota. When required, Minnesota law requires that notice be given at least 10 days before the date of the meeting, or a shorter time provided in the articles or bylaws, and not more than 60 days before the date of the meeting. The Bylaws of the Company provide that mailed notice must be mailed at least 5 days prior to the meeting and in no event shall the notice be given more than 60 days in advance of the meeting.

Delaware. When required, Delaware law requires that notice be given to each stockholder entitled to vote at a stockholder meeting not less than 10 nor more than 60 days before the date of a meeting. Unlike Minnesota, Delaware does not permit a company to reduce the notice requirement in its certificate of incorporation or bylaws.

Dividends

Minnesota. Generally, a Minnesota corporation may pay a dividend if its board of directors determines that the corporation will be able to pay its debts in the ordinary course of business after paying the dividend and if, among other things, the dividend payment does not reduce the remaining net assets of the corporation below the aggregate preferential amount payable in the event of liquidation to the holders of the shares having preferential rights, unless the payment is made to those shareholders in the order and to the extent of their respective priorities.

Delaware. A Delaware corporation may pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year, except that dividends may not be paid out of net profits if, after the payment of the dividend, capital is less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of assets.

Anti-Takeover Legislation

Both Minnesota law and Delaware law contain provisions intended to protect shareholders from individuals or companies attempting a takeover of a corporation in certain circumstances. The anti-takeover provisions of the MBCA and the DGCL differ in a number of respects, and it is not practical to summarize all of the differences. However, the following is a summary of certain significant differences.

Minnesota. The Minnesota control share acquisition statute establishes various disclosure and shareholder approval requirements that must be satisfied by individuals or companies. The Minnesota statute requires disinterested shareholder approval for any “control share acquisition” of stock of an “issuing public corporation.” A “control share acquisition” includes any share acquisition that exceeds specified levels of voting power (20%, 33 1/3%, and 50%) of the stock of the target. An “issuing public corporation” is a publicly held corporation which is incorporated under or governed by the MBCA and has at least fifty shareholders. Accordingly, persons who acquire shares of the Company without shareholder approval and in excess of a designated percentage of outstanding shares lose their voting rights and are subject to certain redemption privileges of the corporation. Such shares regain their voting rights only if the acquiring person discloses certain information to the corporation and such voting rights are granted by the shareholders at an annual or special meeting of the shareholders. There are a number of important exclusions intended primarily to distinguish hostile acquisitions from transactions negotiated and approved by the management and shareholders, including exclusions for shares acquired (i) pursuant to a merger, plan of exchange or sale of assets, (ii) directly from the target issuer, (iii) in a cash tender offer for all outstanding shares if the offer has been approved in advance by the board of directors of the target, and (iv) by employee benefit plans. The Minnesota control share acquisition statute applies unless the “issuing public corporation” opts out of the statute in its articles of incorporation or bylaws. The Company has not opted out of such provisions.

With respect to business combinations generally, Minnesota law is similar to that of Delaware (see below for more details). However, there are some differences, including (i) the interested shareholder threshold is 10% rather than 15%, (ii) the prohibition period for business combinations is four years from the time the shareholder passes the threshold instead of three years, and (iii) there are no equivalents to the Delaware exceptions for acquisition of 85% of voting stock, for two-thirds shareholder approval at a shareholder meeting or for management approval of a competing transaction or tender offer. The Minnesota provision applies to “issuing public corporations,” defined in relevant part as any Minnesota corporation that is publicly held and has at least 50 shareholders. Issuing public corporations are automatically subject unless they opt out by charter amendment and issuing public corporations that are not publicly held are subject only if they opt in by charter amendment. The Company is an “issuing public corporation” under Minnesota law and has not opted out of the Minnesota provision.

The MBCA includes other provisions relating to takeovers that are not included in the DGCL. Some of these provisions address a corporation’s use of golden parachutes, greenmail and the standard of conduct of the Board in connection with the consideration of takeover proposals. The MBCA contains a provision which prohibits a publicly held corporation from entering into or amending agreements (commonly referred to as golden parachutes) that increase current or future compensation of any officer or director during any tender offer or request or invitation for tenders. The MBCA provides that a publicly held corporation is prohibited from purchasing or agreeing to purchase any shares from a person who beneficially owns more than 5% of the voting power of the corporation if the shares had been beneficially owned by that person for less than two years, and if the purchase price would exceed the market value of those shares. However, such a purchase will not violate the statute if the purchase is approved at a meeting of the shareholders by a majority of the voting power of all shares entitled to vote or if the corporation’s offer is of at least equal value per share and made to all holders of shares of the class or series and to all holders of any class or series into which the securities may be converted. In considering the best interests of the corporation with respect to a proposed acquisition of an interest in the corporation, the MBCA authorizes the board of directors to consider the interest of the corporation’s employees, customers, suppliers and creditors, the economy of the state and nation, community and social considerations and the long-term as well as short-term interests of the corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the corporation.

Delaware. While there is no Delaware statute comparable to the Minnesota control share acquisition statute, the DGCL is an enabling statute that is intended to provide a corporation with the flexibility to select the internal structure and procedures that best suits its needs. Further, both Minnesota and Delaware have business combination statutes that are intended primarily to prevent abusive tactics in the hostile takeover context.

Delaware law restricts certain business combination transactions between an “interested stockholder” and a Delaware corporation. Under Section 203 of the DGCL, an “interested stockholder” is generally defined as a person that (a) is the owner of 15% or more of the outstanding voting stock of the corporation or (b) is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder, and the affiliates and associates of such person, in each case subject to certain exceptions. Unless an exception is available, the statute provides that for three years after such person becomes an interested stockholder, the corporation cannot engage in a “business combination” with such interested stockholder. The DGCL generally defines a “business combination” as (i) any merger or consolidation with the interested stockholder or that results in Section 203 no longer being applicable that is caused by the interested stockholder; (ii) any sale lease, exchange, mortgage, pledge, transfer or other disposition of assets having an aggregate market value of 10% or more of either the consolidated assets or the outstanding stock of a company, subject to certain exceptions; (iii) any transaction that would result in the issuance or transfer of stock of the corporation to an interested stockholder, subject to certain exceptions; (iv) any transaction that has the effect, directly or indirectly, of increasing the proportionate share of stock of the corporation which is owned by the interested stockholder, subject to exceptions; and (v) any receipt by the interested stockholder of the benefit, directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation, subject to certain exceptions.

There are a number of exceptions to the basic prohibition on business combination transactions, including, among others, the following. First, the Delaware statute does not prohibit a business combination with an interested stockholder if, prior to becoming an interested stockholder, the board of directors has approved the business combination or the transaction which resulted in the stockholder becoming an interested stockholder. Second, a business combination is permissible if the interested stockholder acquires at least 85% of the target’s outstanding voting stock (subject to certain exceptions) in the transaction in which the person became an interested stockholder. Third, a business combination with an interested stockholder is permissible if approved by the board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least two-thirds of the outstanding voting stock which is not owned by the interested stockholder. Fourth, if the target corporation, with the support of a majority of its continuing directors, proposes at any time another merger or sale or does not oppose another tender offer for at least 50% of its shares, the interested stockholder is released from the three-year prohibition and free to compete with the target-supported transaction. In addition, note that while Delaware permits companies to opt out of its business combination statute, the Delaware Certificate of Incorporation does not include this opt-out provision.

Inspection of Shareholder Lists and Other Books and Records

Minnesota. Under Minnesota law, any shareholder of a publicly held corporation has a right, upon written demand stating the purpose and acknowledged or verified in accordance with Minnesota law, to examine and copy the corporation’s share register and other corporate records reasonably related to the stated purpose and described with reasonable particularity in the written demand upon demonstrating the stated purpose to be a proper purpose.

Delaware. Under Delaware law, any stockholder, upon written demand under oath stating the purpose thereof, has the right during the usual hours for business to inspect for any proper purpose a corporation’s stock ledger, a list of the corporation’s stockholders, and its other books and records and to make copies or extracts therefrom. Stockholders must have a proper purpose for inspecting books and records, meaning a purpose reasonably related to the person’s interest as a stockholder. The Delaware General Assembly recently passed amendments to the DGCL, which, among other things, (i) defines the scope of “books and records” which a stockholder may inspect, subject to compliance with the statutory requirements, and (ii) limits a stockholder’s right to inspect and copy a corporation’s books and records only if the demand is made in good faith and for a proper purpose, the demand describes with reasonable particularity the stockholder’s purpose and the books and records it seeks to inspect, and the books and records sought are specifically related to the stockholder’s purpose.

Preemptive Rights

Minnesota. Under Minnesota law, unless explicitly denied in a corporation’s articles of incorporation, shareholders have a right to purchase a fraction of securities or rights to purchase securities before a corporation may offer them to other purchasers (subject to certain exemptions). The Company’s Articles of Incorporation provide that no shareholder of the Company shall have any preemptive rights.

Delaware. Under Delaware law, stockholders are not entitled to preemptive rights unless a corporation’s certificate of incorporation explicitly authorize them. The Delaware Certificate of Incorporation does not authorize preemptive rights for shareholders.

Appraisal Rights in Connection with Corporate Reorganizations and Other Actions

Minnesota. In some circumstances under Minnesota law, shareholders have the right to dissent from certain corporate transactions by demanding an appraisal of their shares as determined by agreement with the corporation or by a court in an action timely brought by the dissenting shareholders. Minnesota law, in general, affords dissenters’ rights upon certain amendments to the articles of incorporation that materially and adversely affect the rights or preferences of the shares of the dissenting shareholder, upon the sale of substantially all corporate assets and upon merger or exchange by a corporation.

Delaware. Under Delaware law, stockholders have the right to dissent and demand an appraisal by the Court of Chancery to award the “fair value” of their shares in certain mergers, consolidations, conversions, transfers, domestications and continuances. No such appraisal rights exist, however, for corporations whose shares are listed on a national securities exchange or held of record by more than 2,000 holders of record unless the certificate of incorporation provides otherwise (the Delaware Certificate of Incorporation does not provide otherwise) or the stockholders of which are to receive in the transaction anything other than (a) shares of stock of the corporation surviving or resulting from such merger, consolidation, conversion, transfer, domestication or continuance, (b) shares of stock of any other corporation which at the effective date of the merger, consolidation, conversion, transfer, domestication or continuance will be either listed on a national securities exchange or held by more than 2,000 holders of record, (c) cash in lieu of fractional shares of the corporation described in the foregoing clauses (a) and (b), or (d) any combination of clauses (a), (b), or (c). The procedures for asserting dissenters’ rights in Delaware impose most of the initial costs of such assertion on the dissenting stockholder, whereas the Minnesota procedures pose little financial risk to the dissenting shareholder in demanding payment in excess of the amount the corporation determined to be the fair value of its shares due to the fact that the Minnesota shareholder is paid up front the value determined by the corporation.

Franchise Tax

Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $200,000, based on an equation of the number of shares authorized and outstanding and the net assets of the corporation. Based on our current capital structure and anticipated number of outstanding shares following the Delaware Reincorporation, our annual Delaware franchise tax could be significant. As a Minnesota corporation, we are not currently subject to an equivalent tax under Minnesota law.

What Doesn’t Change After the Delaware Reincorporation?

From and after the completion of the Delaware Reincorporation, the Company will continue to exist in the form of a Delaware corporation, governed by the Delaware Certificate of Incorporation, the Delaware Bylaws and the DGCL, and cease to exist as a Minnesota corporation. By virtue of the Delaware Reincorporation, the Delaware Company will be a continuation of the Company and all of the rights, privileges, and powers of the Company, and all property, real, personal, and mixed, and all debts due to the Company, as well as all other things and causes of action belonging to the Company, will remain vested in the Delaware Company and will be the property of the Delaware Company. All rights of creditors and all liens upon any property of the Company will be preserved unimpaired (subject to timely UCC filings). In addition, all debts, liabilities, and duties of the Company will remain attached to the Delaware Company and may be enforced against the Delaware Company to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by it in its capacity as the Company.

The conversion of the Company to the Delaware Company and the resulting cessation of the Company’s existence as a corporation of Minnesota will not affect any obligations or liabilities of the Company incurred prior to the conversion or the personal liability of any person incurred prior to the conversion, nor will it affect the choice of law applicable to the Company with respect to matters arising prior to the conversion.

It is not anticipated that the Delaware Reincorporation will result in any change in business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth.

Our management, including all directors and officers, will remain the same in connection with the Delaware Reincorporation and will have identical positions with the Delaware Company.

We will continue to be a publicly held company following completion of the Delaware Reincorporation, and our common stock will continue to be listed and traded on The Nasdaq Capital Market. We will continue to file required periodic reports and other documents with the SEC. We do not expect there to be any interruption in the trading of our common stock as a result of the Delaware Reincorporation. We and our shareholders will be in the same respective positions under the federal securities laws after the Delaware Reincorporation as we and our shareholders were prior to the Delaware Reincorporation.

Interests of Directors and Executive Officers in the Reincorporation

In considering the recommendation of the Board of Directors to approve the Delaware Reincorporation, shareholders should be aware that our directors and executive officers have interests in the transaction that may be different from, or in addition to, the interests of our shareholders generally. The Board was aware of these interests and considered them in approving the Delaware Reincorporation and recommending that shareholders vote in favor of the proposal.

In particular, the DGCL permits a corporation to provide its directors and officers with rights to exculpation, indemnification, and advancement of expenses that are broader in certain respects than those available under the MBCA. Section 102(b)(7) of the DGCL permits a Delaware corporation to eliminate or limit the personal liability of directors and certain senior officers for monetary damages for breach of the fiduciary duty of care, subject to specified exceptions. By contrast, the MBCA permits such exculpation only for directors, not officers. The Delaware Bylaws will provide for indemnification of directors and officers, and mandatory advancement of expenses, to the fullest extent permitted by Delaware law, and we may enter into indemnification agreements with some or all of our directors and executive officers in connection with the Delaware Reincorporation. These provisions are, in certain respects, broader than the indemnification rights available under Section 302A.521 of the MBCA and under our current articles of incorporation and bylaws. Accordingly, after the Delaware Reincorporation, our directors and executive officers will have greater protection against personal liability and expanded rights to indemnification and expense advancement than they currently have, and they may therefore be deemed to have a personal interest in the approval of this proposal.

Except as described above, no director or executive officer of the Company has any substantial interest, direct or indirect, by security holdings or otherwise, in the Delaware Reincorporation that is not shared by all other shareholders.

Required Vote

We ask our shareholders to approve the Delaware Reincorporation and the adoption of the Plan of Conversion (as set forth in Annex 1), which includes the adoption of the Delaware Certificate of Incorporation (as set forth in Annex 2) and the Delaware Bylaws (as set forth in Annex 3). This proposal to approve the Delaware Company Proposal requires the affirmative vote of the holders of a majority of the shares outstanding and entitled to vote thereon at the annual meeting.

Conclusion

After careful review of all the factors, taken together, the Board believes that the Delaware Reincorporation is in the best interests of the Company and its shareholders.

Our Board recommends that you vote “FOR” the Delaware Company Proposal.

Effect of Not Obtaining the Required Vote for Approval

If the Delaware Company Proposal fails to obtain the required vote for approval, the Delaware Reincorporation will not be consummated, and the Company’s domicile will be unchanged.

PROPOSAL 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law on July 21, 2010. The Dodd-Frank Act requires that our shareholders be provided an opportunity to cast a separate advisory vote on the compensation paid to our executive officers as disclosed in this proxy statement.

The Company has designed its executive compensation program to attract, motivate, reward and retain the senior management talent required to achieve our corporate objectives and to increase long-term shareholder value. See the “Executive Compensation” section of this proxy statement for a description of the compensation arrangements in place with our executives. The Compensation Committee intends to continue examining the Company’s executive compensation program to achieve corporate objectives going forward.

This advisory vote, commonly known as a “say-on-pay” proposal, gives you as a shareholder the opportunity to vote on the compensation of our executive officers through the following resolution:

“RESOLVED, that the shareholders of Sui Group Holdings Limited approve the compensation of its executive officers as described in the proxy statement for its 2026 annual meeting of shareholders.”

Under the Dodd-Frank Act, your vote on this matter is advisory and will therefore not be binding upon the Board of Directors. Nevertheless, the Compensation Committee of the Board of Directors may take the outcome of the vote into account when determining further executive compensation arrangements.

Our Board unanimously recommends that you vote “FOR” approval of the Advisory Proposal.

PROPOSAL 4
APPROVAL OF ISSUANCE OF COMMON STOCK UNDER
NON-EMPLOYEE DIRECTOR WARRANTS

Contingent Issuance of Non-Employee Director Warrants

The Company has issued to four non-employee directors—Mr. Dana Wagner, Mr. Brian Quintenz, Ms. Kristina Campbell, and Mr. Howard Liszt—warrants to purchase shares of the Company’s common stock at various prices per share, as described below. These warrants are collectively referred to as the “ Non-Employee Director Warrants.” The exercise of the Non-Employee Director Warrants is contingent upon the approval of the Company’s shareholders in accordance with Nasdaq Listing Rule 5635(c) (described more fully below).

If this proposal is approved by shareholders, the Non-Employee Director Warrants would entitle each of Mr. Wagner, Mr. Quintenz and Ms. Campbell to purchase the following numbers of shares of Company common stock at the applicable exercise prices:

•	83,026 shares at an exercise price of $5.42 per share;
•	41,513 shares at an exercise price of $5.962 per share;
•	41,513 shares at an exercise price of $6.504 per share; and
•	41,513 shares at an exercise price of $7.046 per share.

The Non-Employee Director Warrants contingently issued to Mr. Liszt would, if this proposal is approved by shareholders, entitle him to purchase the following numbers of shares of Company common stock at the applicable exercise prices:

•	33,211 shares at an exercise price of $5.42 per share;
•	16,605 shares at an exercise price of $5.962 per share;
•	16,605 shares at an exercise price of $6.504 per share; and
•	16,605 shares at an exercise price of $7.046 per share.

Each tranche of Non-Employee Director Warrants will vest in 25% increments on the six-month, 12-month, 18-month and 24-month anniversaries of the issue date of the applicable warrants, such that, on the 24-month anniversary of the issue date, the warrants will be fully vested, subject in each case to the non-employee director still serving on the Board of Directors at each respective vesting date. The Non-Employee Director Warrants were contingently issued to Mr. Wagner in July 2025, Mr. Quintenz in January 2026, and to Ms. Campbell and Mr. Liszt in July 2026.

The Non-Employee Director Warrants will expire five years after their respective dates of issuance and the exercise prices will be subject to standard adjustments in the event of certain events, such as stock splits, combinations, dividends, distributions, reclassifications, mergers or other corporate changes.

Reasons for Requesting Stockholder Approval

Nasdaq Listing Rule 5635(c) requires shareholder approval prior to the issuance of securities when an equity compensation arrangement is made or materially amended, pursuant to which stock may be acquired by officers, directors, employees or consultants, subject to certain exceptions outlined in such rule. For this purpose, “equity compensation” includes common stock (and/or securities convertible into or exercisable for common stock) issued to our officers, directors, employees or consultants. The Non-Employee Director Warrants issued to the non-employee directors identified above may be deemed equity compensation within the meaning of Nasdaq Listing Rule 5635(c), and for that reason the Non-Employee Director Warrants contain provisions that condition their exercise upon the approval of our shareholders being obtained in accordance with Nasdaq Listing Rule 5635(c). Accordingly, we are seeking shareholder approval of the issuance to Messrs. Wagner, Quintenz and Liszt, and to Ms. Campbell, of the shares of common stock issuable upon the exercise of the Non-Employee Director Warrants in order to ensure compliance with Nasdaq Listing Rule 5635(c).

Effectively, shareholder approval of this Proposal 4 is one of the conditions for us to receive up to an additional approximately $4.284 million upon the full exercise of all of the Non-Employee Director Warrants, if exercised for cash. There is no assurance that the directors will exercise the Non-Employee Director Warrants and we have no control over whether the directors will exercise their Non-Employee Director Warrants. For this reason, we are unable to accurately forecast or predict with any certainty the total amount of shares of common stock that may be issued or the related proceeds we may receive.

Potential Effects of Approval of this Proposal

The issuance of the shares of common stock upon exercise of the Non-Employee Director Warrants will not affect the rights of the holders of outstanding shares of common stock, but such issuances will have a dilutive effect on the existing shareholders, including the voting power and economic rights of the existing shareholders. Future issuances of shares of common stock upon exercise of the Non-Employee Director Warrants, if any, may cause a reduction in the percentage interests of our current shareholders in the voting power, any liquidation value, our book and market value, and in any future earnings. Further, the issuance or resale of common stock issued pursuant to the Non-Employee Director Warrants could cause the market price of our common stock to decline. In addition to the foregoing, the increase in the number of issued shares of common stock in connection with the exercise of the Non-Employee Director Warrants may have an incidental anti-takeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of us. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

Potential Effects of Non-Approval of this Proposal

If this Proposal 4 is not approved by our shareholders, the Non-Employee Director Warrants will be rendered unexercisable and the Company will be unable to obtain additional funds upon the exercise of those warrants. The Company would realize an aggregate of up to approximately $4.284 million in gross proceeds if all of the Non-Employee Director Warrants were exercised for cash. If the Non-Employee Director Warrants cannot be exercised, we will not receive any such proceeds.

A failure of our shareholders to approve this Proposal 4 could also create a disincentive for our non-employee directors to continue serving on the Board of Directors, could make it more difficult for us to secure the interest of otherwise qualified and desirable candidates to accept nominations to serve on our Board of Directors, and could generally weaken the unity of interest between our non-employee directors and our shareholders. Grants of equity-based incentives are recognized as a customary and effective means of incenting and retaining qualified persons to serve as directors, officers, employees and consultants, and aligning the interests of recipients with the interests of our shareholders.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the votes cast, whether in person or represented by proxy, assuming a quorum is present. Brokerage firms do not have discretionary authority to vote uninstructed shares held in street name on this Proposal 4. As a result, any shares held in street name and not voted by a beneficial owner will be treated as broker non-votes. Broker non-votes will have no effect on the outcome of the vote, while abstentions will be counted as votes against the proposal.

Our Board recommends that shareholders vote “FOR” the proposal to issue common stock issuable upon exercise of the Non-Employee Director Warrants, in compliance with Nasdaq Listing Rule 5635(c).

PROPOSAL 5
ADJOURNMENT PROPOSAL

The Board recommends that our shareholders approve this Adjournment Proposal to permit us to adjourn or postpone the annual meeting for the purpose of soliciting additional proxies in the event that, at the annual meeting, there are insufficient votes to approve any one or more of the Proposals.

In this Adjournment Proposal, we are asking you to authorize the holder of any proxy solicited by our Board to vote in favor of adjourning the annual meeting, and any later adjournments, to another time and place. If our shareholders approve the Adjournment Proposal, we could adjourn the annual meeting, and any adjourned session of the annual meeting, to a later date and use the additional time to solicit additional proxies in favor of the Delaware Company Proposal, including the solicitation of proxies from holders of our common stock that have previously voted against any of that proposal. If the Adjournment Proposal is approved, we could adjourn the annual meeting without a vote on the Delaware Company Proposal even if we had received proxies representing votes against such proposal such that it would not be approved by the vote required, and then seek to convince the holders of those shares to change their votes to votes in favor of such proposal. If you have previously submitted a proxy on any proposal and wish to revoke it upon adjournment or postponement of the annual meeting, you may do so.

The length of time the annual meeting may be adjourned or postponed will depend on the circumstances and will be determined by the Company. If the annual meeting is adjourned for more than 120 days after the date fixed for the original meeting date, we will be required to provide our shareholders with formal notice of the adjourned meeting. Our Board believes that if the number of shares of our common stock present or represented at the annual meeting is insufficient to approve the Delaware Company Proposal, it is in the best interests of our shareholders to enable us, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes to approve that proposal. The Adjournment Proposal requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting.

Our Board recommends that our shareholders vote “FOR” the Adjournment Proposal.

EXECUTIVE AND DIRECTOR COMPENSATION

2025 Summary Compensation Table

The following table sets forth the total compensation paid by the Company during its two most recent fiscal years ended December 31, 2025 and 2024 to those persons who served as the Company’s Chief Executive Officer and Chief Financial Officer during such periods (collectively, the “named executives”).

Name and Principal Position	Year	Salary	Cash Bonus (1)	Stock Awards	Option Awards (2)	All Other Compensation (3)	Total
Douglas M. Polinsky, Chief Executive Officer	2025	$315,833	$0	$0	$570,861	$42,413	$929,107
	2024	$200,000	$150,000	$0	$0	$40,274	$390,274
Joseph A. Geraci, II, Chief Financial Officer	2025	$315,833	$0	$0	$570,861	$33,811	$920,505
	2024	$200,000	$150,000	$0	$0	$39,602	$389,602

(1)
The amounts reported in the “Cash Bonus” column represent a discretionary cash bonus awarded to our named executive officers for service during the year referenced, although paid in the following year.

(2)
The amounts reported in this column represent the aggregate grant date fair value of share-based compensation awarded during the year referenced computed in accordance with the provisions of FASB ASC Topic 718 (“ASC 718”). See “Note 8 — Share-Based Compensation” to our audited financial statements in our Annual Report on Form 10-K regarding assumptions underlying the valuation of equity awards.

(3)	Includes additional compensation of payment of health premiums and 401(k) matching contributions under the employment retirement program.

The named executive officers are eligible for retirement benefits under the Company’s defined contribution 401(k) retirement plan. Under this plan, these officers may contribute pre-tax or after-tax compensation to the plan in accordance with current maximum contribution levels proscribed by the Internal Revenue Service. The Company matches voluntary contributions by its named executive officers up to 5% of their base annual salary, subject to applicable regulatory limitations.

The material terms of employment agreements we have with Douglas M. Polinsky, Chief Executive Officer, and Joseph A. Geraci, II, Chief Financial Officer, are discussed below.

Employment Agreements with Named Executives

We entered into new employment agreements with each of the named executives—Messrs. Polinsky and Geraci—that were effective as of July 31, 2025. Each employment agreement has a term that lasts for three years thereafter, subject to extension by mutual agreement of the parties. Each employment agreement provides the executive with a base annual salary of $450,000. Each executive is also entitled to have health insurance provided by us and the ability to contribute to our 401(k) retirement plan.

Each employment agreement contains one-year non-competition and non-solicitation covenants, as well as a customary covenant relating to the confidentiality of Company information. In the event that an executive is terminated for Cause (as defined in the employment agreements) or in the event that an executive’s services are terminated due to death or disability, the terminated executive will be entitled to receive only his base annual salary through the date of termination. In the event of other non-cause terminations, we will be obligated to pay the terminated executive’s base annual salary through the remainder of the employment term. Neither employment agreement contains any change-in-control provisions.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information concerning outstanding stock options and restricted stock awards held by our named executive officers as of December 31, 2025:

Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Non- Exercisable	Option Exercise Price ($)	Option Expiration Date
Douglas M. Polinsky	11/23/2022	(1)	250,000	0	$2.12	11/23/2032
	7/31/2025	(2)		311,347	5.42	7/31/2030
	7/31/2025	(2)		207,565	6.50	7/31/2030
	7/31/2025	(2)		103,782	7.05	7/31/2030
Joseph A. Geraci, II	11/23/2022	(1)	250,000	0	$2.12	11/23/2032
	7/31/2025	(2)		311,347	5.42	7/31/2030
	7/31/2025	(2)		207,565	6.50	7/31/2030
	7/31/2025	(2)		103,782	7.05	7/31/2030

(1)
On November 23, 2022, we issued to each named executive 250,000 (aggregating 500,000 in total to both named executives) ten-year non-statutory stock options to purchase common stock at the purchase price of $2.12 per share, under our 2022 Stock Incentive Plan. At the time of grant, these stock options and the plan itself were subject to the approval of our shareholders. Our shareholders subsequently approved the plan and related option issuances on January 20, 2023, at a special shareholder meeting called for that purpose.

(2)
These are management warrants that vest over a period of 24 months in four equal installments (being 25% every six months), measured from the date of issuance, subject to the relevant holder still being employed by the Company at each respective vesting date.

Policies and Practices Related to the Grant of Certain Equity Awards

During 2025, we granted warrants to employees, including our named executive officers. We do not take material nonpublic information (“MNPI”) into account in determining the timing of grants of stock options, stock appreciation rights, or similar instruments with option-like features. Further, we have not timed the disclosure of MNPI for the purpose of affecting the value of executive compensation. The only options we grant are issued pursuant to our equity incentive plan and the only similar instruments with option-like features that we grant are the warrants granted to certain non-employee directors upon hiring and the management warrants granted to our named executive officers in 2025. The process of offering these instruments does not take into consideration the disclosure of material nonpublic information; however, we do not believe we were in possession of any material nonpublic information at the time the management warrants and the director warrants (described below) were granted.

Name	Grant Date	Number of securities underlying the award	Exercise price of the award ($/sh)	Grant date fair value of the award
Percentage change in the closing market price of the securities underlying the award between the trading day ending immediately prior to the disclosure of material nonpublic information and the trading day beginning immediately following the disclosure of material nonpublic information

Douglas M. Polinsky	7/31/2025	311,347	$5.42	$927,814	(18.8)%
	7/31/2025	207,565	6.50	577,030	(18.8)%
	7/31/2025	103,782	7.05	281,249	(18.8)%
Joseph A. Geraci, II	7/31/2025	311,347	$5.42	$927,814	(18.8)%
	7/31/2025	207,565	6.50	577,030	(18.8)%
	7/31/2025	103,782	7.05	281,249	(18.8)%

Non-Employee Director Compensation

For 2025, we paid a total of $423,948 in director fees to our non-employee directors. We do not pay any compensation to our named executive officers, Messrs. Polinsky and Geraci, in connection with their current or prior service on the Board. See the “2025 Summary Compensation Table” above for information on the total compensation paid to Messrs. Polinsky and Geraci for all services provided by them to the Company.

Liszt Compensation Arrangements

As compensation for his service as an independent non-employee director of the Company, Mr. Liszt receives an annual director fee of $100,000. This fee is paid in quarterly installments. This fee arrangement was reached in July 2026 (effectively increasing Mr. Liszt’s annual compensation from $70,000), and was agreed to be retroactive to January 5, 2026. Also in July 2026, the Company agreed to grant Mr. Liszt five-year warrants to purchase shares of the Company’s common stock at various prices per share, as follows: (i) 33,211 shares at an exercise price of $5.420 per share; (ii) 16,605 shares at an exercise price of $5.962 per share; (iii) 16,605 shares at an exercise price of $6.504 per share; and (iv) 16,605 shares at an exercise price of $7.046 per share. The exercise of the warrants is contingent upon the Company obtaining shareholder approval under Nasdaq Listing Rule 5635(c). These warrants include a cashless-exercise option if the Company is unable to deliver registered securities. The warrants vest over a period of 24 months from their date of issuance in four equal installments of 25% every six months, subject to Mr. Liszt (a) being a director of the Company at each respective vesting date and (b) not having been legally and validly terminated or removed as a director pursuant to the Company’s bylaws and applicable law. The exercise prices are subject to standard adjustments in the event of certain events, such as stock splits, combinations, dividends, distributions, reclassifications, mergers or other corporate changes.

Wagner Compensation Arrangements

As compensation for his service as an independent non-employee director of the Company, Mr. Wagner receives an annual director fee of $250,000, paid on a quarterly basis. In addition, on July 31, 2025, the Company issued to Mr. Wagner certain director warrants to purchase 207,565 shares of our common stock at various prices per share, as follows: (i) 83,026 shares at an exercise price of $5.42 per share; (ii) 41,513 shares at an exercise price of $5.962 per share; (iii) 41,513 shares at an exercise price of $6.504 per share; and (iv) 41,513 shares at an exercise price of $7.046 per share. The exercise of the warrants is contingent upon the Company obtaining shareholder approval under Nasdaq Listing Rule 5635(c). The director warrants vest in four substantially equal installments (being 25% every six months) over a 24-month period measured from the date of issuance (July 31, 2025), subject to Mr. Wagner (a) being a director of the Company at each respective vesting date and (b) not having been legally and validly terminated or removed as a director pursuant to the Company’s bylaws and applicable law. The director warrants will expire five years after the date of issuance and the exercise prices are subject to standard adjustments in the event of certain events, such as stock splits, combinations, dividends, distributions, reclassifications, mergers or other corporate changes.

Quintenz Compensation Arrangements

As compensation for his service as an independent non-employee director of the Company, Mr. Quintenz receives an annual director fee of $250,000 paid in quarterly installments. This fee arrangement was reached in January 2026 coincident with Mr. Quintenz’s appointment to the Board of Directors. Upon that appointment, the Company granted Mr. Quintenz five-year warrants to purchase shares of the Company’s common stock at various prices per share, as follows: (i) 83,026 shares at an exercise price of $5.420 per share; (ii) 41,513 shares at an exercise price of $5.962 per share; (iii) 41,513 shares at an exercise price of $6.504 per share; and (iv) 41,513 shares at an exercise price of $7.046 per share. The exercise of the warrants is contingent upon the Company obtaining shareholder approval under Nasdaq Listing Rule 5635(c). These warrants include a cashless-exercise option if the Company is unable to deliver registered securities. The warrants vest over a period of 24 months from their date of issuance in four equal installments of 25% every six months, subject to Mr. Quintenz (a) being a director of the Company at each respective vesting date and (b) not having been legally and validly terminated or removed as a director pursuant to the Company’s bylaws and applicable law. The exercise prices are subject to standard adjustments in the event of certain events, such as stock splits, combinations, dividends, distributions, reclassifications, mergers or other corporate changes.

Campbell Compensation Arrangements

As compensation for her service as an independent non-employee director of the Company, Ms. Campbell receives an annual director fee of $250,000 paid in quarterly installments. This fee arrangement was reached in July 2026 coincident with Ms. Campbell’s appointment to the Board of Directors. Upon that appointment, the Company agreed to grant Ms. Campbell five-year warrants to purchase shares of the Company’s common stock at various prices per share, as follows: (i) 83,026 shares at an exercise price of $5.420 per share; (ii) 41,513 shares at an exercise price of $5.962 per share; (iii) 41,513 shares at an exercise price of $6.504 per share; and (iv) 41,513 shares at an exercise price of $7.046 per share. The exercise of the warrants is contingent upon the Company obtaining shareholder approval under Nasdaq Listing Rule 5635(c). These warrants include a cashless-exercise option if the Company is unable to deliver registered securities. The warrants vest over a period of 24 months from their date of issuance in four equal installments of 25% every six months, subject to Ms. Campbell (a) being a director of the Company at each respective vesting date and (b) not having been legally and validly terminated or removed as a director pursuant to the Company’s bylaws and applicable law. The exercise prices are subject to standard adjustments in the event of certain events, such as stock splits, combinations, dividends, distributions, reclassifications, mergers or other corporate changes.

Compensation Arrangements for Departed Directors Who Served in 2025

As compensation for his service as a non-employee director of the Company, Mr. Berman received an annual director fee of $22,935. As reported by the Company on July 31, 2025, Mr. Berman resigned from his role as a non-employee director of the Company. There were no disagreements between the Company and Mr. Berman that led to his decision to resign.

As compensation for his service as a non-employee director of the Company, Mr. Zipkin received an annual director fee of $70,000. As reported by the Company on July 15, 2025, Mr. Zipkin passed away.

Non-Employee Director Compensation Table

The following table sets forth information for the fiscal year ended December 31, 2025, regarding the compensation awarded to, earned by or paid to our non-employee directors.

Name	Year	Fees Earned or Paid in Cash	Option Awards	All Other Compensation (1)	Total
Marius Barnett (2)	2025	$0	$0	$0	$0
Lyle Berman (3)	2025	$22,935	$0	$0	$22,935
Howard P. Liszt	2025	$70,000	$0	$0	$70,000
Dana Wagner (4)	2025	$107,337	$202,698	$0	$310,035
Laurence S. Zipkin (5)	2025	$20,978	$0	$0	$20,978

(1)
The amounts reported in this column represent the aggregate grant date fair value of share-based compensation awarded during the year referenced computed in accordance with the provisions of FASB ASC 718. See “Note 8 — Share-Based Compensation” to our audited financial statements filed together with our Form 10-K regarding assumptions underlying the valuation of equity awards.

(2)	On July 27, 2025, Mr. Barnett was appointed as a member of the Board, effective as of July 31, 2025. He did not receive any compensation from the Company for his services in fiscal year 2025.
(3)	On July 27, 2025, Mr. Berman resigned as a member of the Board, effective as of July 31, 2025.
(4)
On July 27, 2025, Mr. Wagner was appointed as a member of the Board, effective as of July 31, 2025. The Option Awards indicated in the table relate to the Non-Employee Director Warrants contingently issued to Mr. Wagner and that are the subject of Proposal 4.

(5)	Mr. Zipkin ceased to be a member of the Board due to his death on July 9, 2025.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company.

	Pay Versus Performance Chart
Year	Summary Compensation Table for PEO (1)	Compensation Actually Paid to PEO (2)	Summary Compensation Table for Non-PEO NEO (3)	Compensation Actually Paid to Non-PEO NEO (4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (5)	Net Income (6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2025	$929,107	$843,712	$920,505	$835,110	$81.22	$(264,953,075)
2024	$390,274	$390,274	$389,602	$389,602	$95.22	$1,167,726
2023	$361,512	$361,512	$370,014	$370,014	$119.51	$(1,165,506)

(1)
The dollar amounts reported in column (b) are the amounts of total compensation reported for Douglas M. Polinsky, our Chief Executive Officer, for each corresponding year in the “Total” column of the Summary Compensation Table. For detail regarding this number, please refer to “Executive Compensation—Summary Compensation Table” above.

(2)
The dollar amounts reported in column (c) represent the amounts of “compensation actually paid” to Mr. Polinsky, computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Polinsky during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Polinsky’s total compensation for each year to determine “compensation actually paid” as reflected in the table above:

Year	Reported Summary Compensation Table Total for PEO ($)	Reported Value of Equity Awards (a) ($)	Equity Awards Adjustments (b) ($)	Compensation Actually Paid to PEO ($)
2025	$929,107	$(570,861)	$485,466	$843,712
2024	$390,274	$0	$0	$390,274
2023	$361,512	$0	$0	$361,512

(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following (after deducting, as instructed by Item 402(v) of Regulation S-K, the grant date fair value of equity awards presented in the Summary Compensation Table above and described in footnote (a) immediately above): (i) adding the year-end fair value of any equity awards granted in the applicable year and that are outstanding and unvested as of the end of the applicable year; (ii) adding the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years and that are outstanding and unvested as of the end of the applicable year; (iii) adding the fair value, as of the vesting date, of all awards that were both granted and vested in the applicable year; (iv) adding the amount of change as of the vesting date (from the end of the prior fiscal year) in fair value of any awards granted in prior years and that vested in the applicable year; (v) subtracting an amount equal to the fair value, at the end of the prior fiscal year, of awards granted in prior years and that failed to meet the related vesting conditions during the applicable year; and (vi) adding the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year, prior to the vesting date, and that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	MINUS: Reported Value of Equity Awards ($)	PLUS: End-of-Year Fair Value of Outstanding and Unvested Equity Awards Granted During the Year ($)	PLUS: Year-Over-Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	PLUS: Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	PLUS: Year-Over-Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	MINUS: Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	PLUS: Fair Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Reflected in or Total Compensation in the Year ($)	Total Equity Award Adjustments ($)
2025	$570,861	$485,466	$0	$0	$0	$0	$0	$485,466
2024	$0	$0	$0	$0	$0	$0	$0	$0
2023	$0	$0	$0	$0	$0	$0	$0	$0

(3)
The dollar amounts reported in column (d) represent the amounts reported for the Mr. Joseph A. Geraci, II—our only “named executive officer” (NEO) who was not our “principal executive officer” (PEO)—in the “Total” column of the Summary Compensation Table in each applicable year.

(4)
The dollar amounts reported in column (e) represent the amounts of “compensation actually paid” to the NEO, excluding our PEO, computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the NEO, excluding our PEO, during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to total compensation for the NEO, excluding our PEO, for each year to determine the “compensation actually paid” as reflected in the table above, using the same methodology described above in Note 2:

Year	Reported Summary Compensation Table Total for Non-PEO NEO ($)	Reported Value of Equity Awards (a) ($)	Equity Awards Adjustments (b) ($)	Compensation Actually Paid to Non-PEO NEO ($)
2025	$920,505	$(570,861)	$485,466	$835,110
2024	$389,602	$0	$0	$389,602
2023	$370,014	$0	$0	$370,014

(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following (after deducting, as instructed by Item 402(v) of Regulation S-K, the grant date fair value of equity awards presented in the Summary Compensation Table above and described in footnote (a) immediately above): (i) adding the year-end fair value of any equity awards granted in the applicable year and that are outstanding and unvested as of the end of the applicable year; (ii) adding the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years and that are outstanding and unvested as of the end of the applicable year; (iii) adding the fair value, as of the vesting date, of all awards that were both granted and vested in the applicable year; (iv) adding the amount of change as of the vesting date (from the end of the prior fiscal year) in fair value of any awards granted in prior years and that vested in the applicable year; (v) subtracting an amount equal to the fair value, at the end of the prior fiscal year, of awards granted in prior years and that failed to meet the related vesting conditions during the applicable year; and (vi) adding the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year, prior to the vesting date, and that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	MINUS: Reported Fair Value of Equity Awards ($)	PLUS: End-of-Year Fair Value of Outstanding and Unvested Equity Awards Granted During the Year ($)	PLUS: Year-Over-Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	PLUS: Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	PLUS: Year-Over-Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	MINUS: Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	PLUS: Fair Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Reflected in or Total Compensation in the Year ($)	Total Equity Award Adjustments ($)
2025	$570,861	$485,466	$0	$0	$0	$0	$0	$485,466
2024	$0	$0	$0	$0	$0	$0	$0	$0
2023	$0	$0	$0	$0	$0	$0	$0	$0

(5)
Cumulative total shareholder return (Cumulative TSR) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment on the dividend payment date, plus the difference between the Company’s share price at the end and the beginning of the measurement period, by the Company’s share price at the beginning of the measurement period.

(6)
The dollar amounts reported for the years ended 2023 and 2024 are the “net increase in net assets resulting from operations” reflected in the Company’s audited financial statements for those years, given that the Company at that time presented its financial statements as an investment company in accordance with the accounting and reporting guidance of ASC 946.

Analysis of the Information Presented in the Pay versus Performance Table

In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table above.

Compensation Actually Paid and Cumulative TSR

The following graph sets forth the relationship between Compensation Actually Paid to our PEO, the Compensation Actually Paid to our Non-PEO NEO, and the Company’s cumulative TSR over the three most recently completed fiscal years.

Total Shareholder Return vs. Executive Compensation ■ Cumulative TSR (Value of $100 investment)* ■ PEO Total Compensation** ■ Non-PEO Total Compensation** $140 $1,200,000 $119.51 $120 $1,000,000 $100 $843 712 ~ $800,000 $80 ) $600,000 .) ;I- $60 $361,512 $390,274 $400,000 $40 $20 $200,000 $0 - $0 2022 2023 2024 2025 Fiscal Year Aissumes $100 was invested in SU IG (formerly MCVT) common stock on December 31, 2022, with dividends reinvested. No dividends were paid during the ~asurement period. PEO and Non-PEO Total Compensation is as reported in the Summary Compensation Table.

Compensation Actually Paid and Net Income

The graph below sets forth the relationship between Compensation Actually Paid to our PEO, and our Non-PEO NEO, and the Company’s “net income” over the three most recently completed fiscal years. Because the Company presented its financial statements as an investment company in accordance with the accounting and reporting guidance of ASC 946 through the period ended June 30, 2025, “net income” in the table below, for periods including and prior to that date, is the “net increase in net assets resulting from operations” as reflected in the Company’s audited financial statements for the applicable year.

Net Income vs. Executive Compensation ■ Net Income (Loss)* ■ PEO Total Compensation** ■ Non-PEO Total Compensation** $0 ($1M) -$50M §: ui' -$100M Cl) 0 ::::!, Q) E 0 0 C -Q) -$150M z -$200M -$250M $361 512 $370,014 2023 $1M $390,274 2024 Fiscal Year * Net Income (Loss) as reported in the Company's audited financial statements. $389,602 ** PEO and Non-PEO Total Compensation is as reported in the Summary Compensation Table. $843,712 2025 $1,200,000 $1,000,000 m $800,000 >< CD 0 -C <" CD 0 0 $600,000 3 ""O CD :::, en ao• $400,000 :::, ~ $200,000 $0
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED SHAREHOLDER MATTERS

The following table sets forth certain information, as of the date of this proxy statement, with respect to any person (including any “group,” as that term is used in Section 13(d)(3) of the Exchange Act) who is known to us to be the beneficial owner of more than 5% of any class of our voting securities, and as to those shares of our equity securities beneficially owned by each of our directors and executive officers and all of our directors and executive officers as a group. As of the date of this proxy statement, we had 76,802,872 shares of common stock outstanding.

Unless otherwise indicated in the table or its footnotes, the business address of each of the following persons or entities is 1907 Wayzata Blvd., Suite 205, Wayzata, Minnesota 55391, and each such person or entity has sole voting and investment power with respect to the shares of common stock set forth opposite their respective name:

Name	Number of Shares Beneficially Owned (1)	Percentage of Shares Beneficially Owned (1)
Marius Barnett (2)	—	—
Douglas M. Polinsky (3)	1,001,850	1.3%
Kristina Campbell (4)	—	—
Howard P. Liszt (5)	125,434	*
Brian Quintenz (6)	—	*
Dana Wagner (7)	—	*
Joseph A. Geraci, II (8)	775,921	1.0%
All current directors and officers (9) (seven persons)	1,774,290	2.3%
Sui Foundation (10)	5,556,735	7.1%
MMCAP International Inc. SPC (11)	6,650,751	8.7%
Karatage Opportunities (12)	6,169,282	7.9%

*	Less than 1%.

(1)
The number of shares of common stock beneficially owned by each person is determined under the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which such person has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after the date hereof, through the exercise of any stock option, warrant or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the foregoing table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

(2)	Mr. Barnett is the Chairman of the Board.

(3)
Mr. Polinsky is the Chief Executive Officer and a director of the Company. Figure includes (a) 128,915 shares of common stock held by Lantern Advisers, LLC, a Minnesota limited liability company co-owned by Messrs. Polinsky and Geraci; (b) 305,929 shares of common stock held individually and directly by Mr. Polinsky; (c) a presently exercisable non-statutory stock option for the purchase of up to 250,000 shares of common stock; (d) 1,819 shares of common stock held in a Uniform Gifts to Minors Act (UGMA) account, 1,011 shares held in a separate UGMA account, and 2,829 shares held in a third UGMA account, each for the benefit of Mr. Polinsky’s daughters; and (e) warrants to purchase 622,694 shares of common stock that vest over a 24-month period, starting six months from the issue date, in four equal installments (being 25% every six months), subject to Mr. Polinsky still being employed by the Company, of which 311,347 warrants were vested as of the date of this proxy statement. 30,560 of Mr. Polinsky’s shares have been pledged as collateral security.

(4)
Ms. Campbell is a director of the Company. Figure does not include 207,565 Non-Employee Director Warrants, none of which were vested as of the date of this proxy statement, and none of which are exercisable until shareholder approval is obtained in satisfaction of Nasdaq Listing Rule 5635(c).

(5)
Mr. Liszt is a director of the Company. Figure includes (a) 25,434 shares of common stock held by Mr. Liszt; and (b) a presently exercisable non-statutory stock option for the purchase of up to 100,000 shares of common stock. Figure does not include 83,026 Non-Employee Director Warrants, none of which were vested as of the date of this proxy statement, and none of which are exercisable until shareholder approval is obtained in satisfaction of Nasdaq Listing Rule 5635(c).

(6)
Mr. Quintenz is a director of the Company. Figure does not include 207,565 Non-Employee Director Warrants, of which 51,891 warrants were vested as of the date of this proxy statement but none of which are exercisable until shareholder approval is obtained in satisfaction of Nasdaq Listing Rule 5635(c).

(7)
Mr. Wagner is a director of the Company. Figure does not include 207,565 Non-Employee Director Warrants, of which 103,783 warrants were vested as of the date of this proxy statement but none of whichare exercisable until shareholder approval is obtained in satisfaction of Nasdaq Listing Rule 5635(c).

(8)
Mr. Geraci is the Chief Financial Officer of the Company. Figure includes (a) 128,915 shares of common stock held by Lantern Advisers, LLC, a Minnesota limited liability company co-owned by Messrs. Geraci and Polinsky; (b) 210,659 shares of common stock held individually and directly by Mr. Geraci; (c) a presently exercisable non-statutory stock option for the purchase of up to 125,000 shares of common stock; and (d) warrants to purchase 622,694 shares of common stock that vest over a 24-month period, starting six months from the issue date, in four equal installments (being 25% every six months), subject to Mr. Geraci still being employed by the Company, of which 311,347 warrants were vested as of the date of this proxy statement.

(9)	Consists of Messrs. Polinsky, Geraci, Barnett, Liszt, Wagner and Quintenz, and Ms. Campbell.

(10)	The Sui Foundation is a company incorporated under the laws of the Cayman Islands. The address of record is 9 Forum Lane, Suite 3119 Camana Bay, Grand Cayman, Cayman Islands, KY-9006.

(11)
Number of shares of common stock based on a Schedule 13G/A filed with the SEC on May 11, 2026, by MMCAP International Inc. SPC and MM Asset Management Inc. The principal business address of MMCAP International Inc. SPC is c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, P. O. Box 1348, Grand Cayman, KY1-1108, Cayman Islands. The principal business address of MM Asset Management Inc is 161 Bay Street, TD Canada Trust Tower Suite 2240, Toronto, Ontario M5J 2S1 Canada.

(12)
Karatage is a company incorporated under the laws of the Cayman Islands Renough Limited, a company incorporated under the laws of the Isle of Man, is the trustee of Kivalina Trust. Kivalina Trust, a trust organized under the laws of the Isle of Man, is the sole shareholder of Kivalina Investment Holdings Limited, a company incorporated under the laws of the Isle of Man, and Kivalina Investment Holdings Limited is the majority shareholder of Karatage Ventures (Jersey) Limited, a company incorporated under the laws of the Isle of Jersey (“Karatage Ventures”). Karatage Ventures is the sole shareholder of Karatage Capital Holdings (Jersey) Limited, a company incorporated under the laws of Jersey (“Karatage Capital”), and Karatage Capital is the sole shareholder of Karatage. Karatage is the direct holder of the common stock of the Company. Leo Kassam and Laura Marie McGeever, both citizens of the Cayman Islands, are members of the two-member board of directors of Karatage. The address of record is 4th Floor, Harbour Place, 103 South Church Street, Grand Cayman, Cayman Islands, KY1-1002.

Transactions with Related Persons and Certain Conflict Disclosures

We maintain a conflict of interest and related party transactions policy requiring that (i) certain disclosures be made to the Board in relation to situations where officers, directors, significant shareholders, or any of their affiliates may enter into transactions with us, and (ii) certain disclosures appear in the reports prepared and filed with the SEC. Our related party transactions requiring disclosure under this policy are as follows:

Agreements with the Sui Foundation

The Sui Foundation beneficially owns approximately 7.1% of the Company’s common stock. In connection with a July 2025 private placement transaction, we entered into the following agreements with the Sui Foundation:

•
Digital Asset Purchase and Sale Agreement, dated July 27, 2025. Pursuant to the agreement, the Company agreed to purchase a quantity of SUI tokens (the “Initial Purchase”) equal to 50% of the aggregate cash proceeds from the private placement transaction (the “Cash Proceeds”), divided by a per-token price 85% of the 24-hour time-weighted average price (the “TWAP”) on the closing date thereof. Following the Initial Purchase, the Company is obligated to allocate 50% of all subsequent capital raised to purchase additional SUI tokens (each, a “Subsequent Purchase”) at the same 15% discount to the TWAP, until the aggregate value of Subsequent Purchases equals the Cash Proceeds.

•
Securities Purchase Agreement, dated as of July 27, 2025. Pursuant to this agreement, the Sui Foundation agreed to purchase 4,612,547 of the Company’s common stock for a price of $25,000,004.74, payable in SUI tokens.

•	Digital Asset Purchase Agreement, dated July 31, 2025. Pursuant to this agreement, the Company agreed to purchase and the Sui Foundation agreed to sell and transfer 5,927,859 SUI tokens.
•
Investor Rights Agreement, dated July 31, 2025. Pursuant to the agreement, for so long as the Sui Foundation, and its affiliates satisfy the “Foundation Minimum Condition” (defined as beneficially owning at least 10% of the common stock held by the Sui Foundation as of July 31, 2025), the Company agreed to provide the Sui Foundation with certain rights, including for the Sui Foundation to (i) appoint a board observer to the Board, who shall have the right to attend Board meetings in a non-voting, advisory capacity and (ii) certain information rights, including access to financial statements.

•
Lock Up Agreement, dated July 31, 2025. Pursuant to the agreement, the Sui Foundation agreed to a twelve-month restricted period on the transfer of the Company’s securities it holds following the closing of the Private Placement.

•
Foundation Investor Warrant, dated July 31, 2025. The Foundation Investor Warrant gives the Sui Foundation the right to purchase 3,113,469 shares of our common stock across four tranches (i) 1,245,387 shares at $5.42 per share; (ii) 1,245,387 shares at $5.962 per share; (iii) 415,129 shares at $6.504 per share; and (iv) 207,565 shares at $7.046 per share.

•
Pre-Funded Warrant, dated July 31, 2025. The Pre-Funded Warrant gives the Sui Foundation the right to purchase 612,547 shares of our common stock at an exercise price of $0.0001 per share. The Pre-Funded Warrant is exercisable immediately and remains exercisable until fully exercised.

•
Trademark License Agreement, dated July 31, 2025. Pursuant to the agreement, the Sui Foundation, granted the Company a limited, revocable, non-exclusive, fully paid-up, non-transferable and non-sublicenseable right and license to use and display the marks listed therein. The term of the Trademark Agreement is for one year with the ability for the Company to renew for successive one-year terms provided that the Company has not sold $10,000,000 in SUI or other digital assets that utilize the Sui protocols as their coordination layer, Bitcoin and any other cryptocurrencies (as may be approved by the Board) solely for the purpose of integrating Bitcoin and/or such other cryptocurrencies with the Sui protocols.

Agreements with Karatage

Karatage, together with certain related entities, beneficially owns approximately 7.9% of the Company’s common stock, and Marius Barnett, co-founder and CEO of Karatage, is Chairman of the Board. In connection with a July 2025 private placement transaction, we entered into the following agreements with Karatage:

•
Strategic Advisory Agreement, dated as of July 27, 2025. Under this agreement, the Company incurred advisory fees of $639,694 for the year ended December 31, 2025 in exchange for certain advisory services provided by Karatage and Mr. Barnett. As of December 31, 2025, $43,471 remained unpaid and is included in accounts payable and accrued liabilities on the accompanying balance sheet.

•
Securities Purchase Agreement, dated as of July 27, 2025. Pursuant to this agreement, Karatage and related funds purchased 4,612,547 of the Company’s common stock for a price of $25,000,004.74 payable in SUI tokens.

•
Lead Investor Warrant, dated as of July 31, 2025. The Lead Investor Warrant gives Karatage the right to purchase 3,113,469 shares of our common stock across four tranches: (i) 1,245,387 shares at $5.42 per share; (ii) 1,245,387 shares at $5.962 per share; (iii) 415,129 shares at $6.504 per share; and (iv) 207,565 shares at $7.046 per share.

•
Investor Rights Agreement, dated July 31, 2025. Pursuant to the agreement, for so long as Karatage and its affiliates beneficially own at least 10% of the common stock held by Karatage as of July 31, 2025, the Company has agreed to (i) provide Karatage with the right to nominate a number of directors to the Board proportionate to its ownership percentage, provided that Karatage shall have the right to nominate at least one director, (ii) appoint a Chief Investment Officer selected by Karatage (iii) take all necessary corporate actions to cause the Board to be comprised of at least four directors and (iv) provided Karatage with access to certain financial statements and other information rights.

•
Lock Up Agreement, dated July 31, 2025. Pursuant to the agreement Karatage agreed to a twelve-month restricted period on the transfer of the Company’s securities it holds following the closing of the Private Placement.

Agreements with other Related Persons

Securities Purchase Agreement, dated as of July 27, 2025. Pursuant to this agreement, MMCAP International Inc. SPC and related funds (“MMCAP”) purchased 1,845,010 of the Company’s common stock for a price of $9,999,954.20. According to information disclosed in its Schedule 13G/A filed May 11, 2026, MMCAP owns approximately 8.7% of the Company’s common stock.

Related Party Transaction Policy

The Board has adopted a written Related Party Transaction Policy. That policy governs the approval of all related party transactions, subject only to certain customary exceptions (e.g., compensation, certain charitable donations, transactions made available to all employees generally, etc.). The policy contains a minimum dollar threshold of $5,000.

The entire Board administers the policy and the charter of the Audit Committee provides that the Audit Committee will review for approval any related party transactions. In general, after full disclosure of all material facts, review and discussion, the Board approves or disapproves related party transactions by a majority vote of the directors who have no direct or indirect interest in such transaction. Procedurally, no director is allowed to vote in any approval of a related party transaction for which he or she is the Related Party (as defined by Related Party Transaction Policy), except that such a director may otherwise participate in a related discussion and shall provide to the Board all material information concerning the related party transaction and the director’s interest therein. If a related party transaction will be ongoing, the Board may establish guidelines for management to follow in its ongoing dealings with the related party.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and beneficial owners of more than 10% of our Common Stock to file reports of ownership and changes in ownership with the SEC. Based solely on our review of forms filed electronically with the SEC and written representations from the reporting persons, we believe that all required Section 16(a) reports were filed timely during fiscal year 2025 and during fiscal year 2026 up to the date of this filing, except (i) the reports disclosed as being delinquent in our Annual Report on Form 10-K, (ii) one Form 3 for Kristina Campbell upon becoming a director, and (iii) one Form 4 for Kristina Campbell related to the award of contingent warrants upon her appointment as a director. Ms. Campbell filed the Form 3 and Form 4 on July 20, 2026.

ANNUAL REPORT ON FORM 10-K

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2025 (WITHOUT EXHIBITS) ACCOMPANIES THIS PROXY STATEMENT. NO PART OF THE ANNUAL REPORT IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL. THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K. REQUESTS FOR COPIES OF SUCH EXHIBIT(S) SHOULD BE DIRECTED TO THE COMPANY’S CHIEF FINANCIAL OFFICER AT 1907 WAYZATA BOULEVARD, SUITE 205, WAYZATA MN 55391.

DISCRETIONARY PROXY VOTING AUTHORITY/
UNTIMELY SHAREHOLDER PROPOSALS

Rule 14a-4(c) promulgated under the Exchange Act governs our use of discretionary proxy voting authority with respect to a shareholder proposal that a shareholder has not sought to include in our proxy statement. The Rule provides that if a proponent of a proposal fails to notify us of the proposal at least 45 days before the date of mailing of the prior year’s proxy statement, then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

With respect to our 2027 annual shareholder meeting, if we are not provided notice of a shareholder proposal which the shareholder has not previously sought to include in our proxy statement by June 23, 2027, then our management proxies will be allowed to use their discretionary authority as outlined above. If, however, the date of our 2027 annual shareholder meeting is changed by more than 30 days from the date of this annual meeting (i.e., if it is held earlier than August 5, 2027, or later than October 4, 2027), then the deadline for submitting a shareholder proposal will be a reasonable time before we begin to print and send our proxy materials for our 2026 annual shareholder meeting.

SOLICITATION

We will bear the cost of preparing, assembling and mailing the notice of meeting, proxy statement, proxy, Annual Report and other material that may be sent to the shareholders in connection with this solicitation. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of Company stock, in which case they may be reimbursed by us for their expenses in doing so. Proxies may be solicited personally, by email or by special letter.

OTHER MATTERS/PROPOSALS

The Board and management know of no other matters that will be presented for consideration at the annual meeting. Nevertheless, because it is possible that matters of which the Board and management are presently unaware may come before the meeting (or any adjournments), the proxies confer discretionary authority with respect to acting thereon, and the persons named in such properly executed proxies intend to vote, act and consent in accordance with their best judgment with respect thereto. Upon receipt of such proxies (in the form enclosed) in time for voting, the shares represented thereby will be voted as indicated thereon and in the proxy statement.

HOUSEHOLDING OF MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement may have been sent to multiple Company shareholders in each household unless otherwise instructed by such Company shareholders. We will deliver promptly a separate copy of the proxy statement to any Company shareholder upon written or oral request to our Chief Financial Officer, at 1907 Wayzata Boulevard, Suite 205, Wayzata MN 55391, telephone: (952) 479-1920. Any shareholder wishing to receive separate copies of our proxy statement or annual report in the future, or any shareholder receiving multiple copies and who would like to receive only one copy per household, should contact their bank, broker, or other nominee record holder, or they may contact us at the above address and phone number.

By Order of the Board of Directors,

/s/ Douglas M. Polinsky
Douglas M. Polinsky
Chief Executive Officer and Director

August 13, 2026

Annex 1

Plan of Conversion

[FORM OF] PLAN OF CONVERSION

of

SUI GROUP HOLDINGS LIMITED

a Minnesota corporation

to

SUI GROUP HOLDINGS LIMITED

a Delaware corporation

THIS PLAN OF CONVERSION, dated as of [●] 2026 (this “Plan”), is hereby adopted by SUI Group Holdings Limited (the “Company”), in order to set forth the terms, conditions and procedures governing the conversion of the Company from a Minnesota corporation to a Delaware corporation pursuant to Section 265 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and Sections 302A.681-692 of the Minnesota Business Corporations Act, as amended (the “MBCA”).

RECITALS:

(A)	WHEREAS, the Company is a corporation established and existing under the laws of the State of Minnesota;

(B)	WHEREAS, conversion of a Minnesota corporation into a Delaware corporation is permitted under Section 265 of the DGCL and Section 302A.682 of the MBCA;

(C)
WHEREAS, the Board of Directors of the Company has determined that it would be advisable and in the best interests of the Company and its shareholders for the Company to convert from a Minnesota corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Sections 302A.682-692 of the MBCA; and

(D)
WHEREAS, the Board of Directors has authorized, approved and adopted the form, terms and provisions of this Plan and submitted this Plan to the Company’s shareholders for approval, and the Company’s shareholders have approved this Plan.

NOW, THEREFORE, the Company hereby adopts this Plan as follows:

1.	CONVERSION

SUI Group Holdings Limited, a Minnesota corporation (the “Converting Organization”), shall be converted into SUI Group Holdings Limited, a Delaware corporation (the “Converted Organization”), effective as of the Effective Time (as defined below), pursuant to the applicable provisions of the MBCA and the DGCL (the “Conversion”).

2.	EFFECTIVE TIME

The Conversion shall become effective upon the filing of the Minnesota Articles of Conversion with the Minnesota Secretary of State and a certificate of conversion, meeting the requirements of Section 265 of the DGCL, and the Delaware Certificate of Incorporation (as defined below) with the Delaware Secretary of State (the “Effective Time”). From and after the Conversion, the Converted Organization shall be governed by the laws of the State of Delaware.

3.	ORGANIZATIONAL DOCUMENTS

The Certificate of Incorporation attached hereto as Annex 1 (the “Delaware Certificate of Incorporation”) shall be the Certificate of Incorporation of the Converted Organization. The Bylaws attached hereto as Annex 3 (the “Delaware Bylaws”) shall be the Bylaws of the Converted Organization. From and after the Effective Time, the Delaware Certificate of Incorporation and the Delaware Bylaws shall govern the Converted Organization until amended in accordance with their respective terms and applicable law.

4.	EFFECT OF CONVERSION

4.1
From and after the Effective Time, the Company will continue to exist in the form of a Delaware corporation and cease to exist as a Minnesota corporation. The Conversion shall, for all purposes of the laws of the State of Delaware, have the effects set forth in Section 265(f) of the DGCL.

4.2
It is not anticipated that the Conversion will result in any change to any obligations or liabilities of the Converting Organization incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion, nor will it affect the choice of law applicable to the Converting Organization with respect to matters arising prior to the Conversion.

4.3
It is not anticipated that the Conversion will result in any change in business, jobs, management, properties, location of any of the Company’s facilities, number of employees, obligations, assets, liabilities or net worth.

5.	EFFECT OF CONVERSION ON COMMON STOCK

Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Organization or its shareholders, each share of issued Common Stock, par value $0.001 per share, of the Converting Organization (“Converting Organization Common Stock”) shall convert into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.001 per share, of the Converted Organization (“Converted Organization Common Stock”). At and after the Effective Time, all Converting Organization Common Stock shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of Converting Organization Common Stock immediately prior to the Effective Time shall cease to have any rights with respect thereto. In addition, as part of the Conversion, the Converted Organization will increase the number of authorized shares of the Converted Organization’s common stock as set forth in the Delaware Certificate of Incorporation, which shall be filed with the Delaware Secretary of State.

6.	EFFECT OF CONVERSION ON OUTSTANDING OPTIONS, WARRANTS AND OTHER RIGHTS

Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Organization or its shareholders, each option, warrant or other right to acquire shares of the Converting Organization Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent option, warrant or other right to acquire, upon the same terms and conditions as were in effect immediately prior to the Effective Time, the same number of shares of the Converted Organization.

7.	EFFECT OF CONVERSION ON STOCK CERTIFICATES

Upon the terms and subject to the conditions of this Plan, at the Effective Time, all of the outstanding certificates that immediately prior to the Effective Time represented shares of Converting Organization Common Stock shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Converted Organization Common Stock into which the shares represented by such certificates have been converted as provided herein. At and after the Effective Time: (x) all of the outstanding certificates that immediately prior to the Effective Time represented issued and outstanding shares of Common Stock of the Converting Organization shall be deemed for all purposes to evidence ownership of and to represent shares of Common Stock of the Converted Organization and shall be so registered on the books and records of the Converted Organization and its transfer agent; and (y) all of the issued and outstanding shares of Common Stock of the Converting Entity that are in uncertificated book-entry form shall automatically become the number and class or series of shares of the Converted Organization into which such shares of the Converting Organization have been converted as herein provided in accordance with the customary procedures of the Converting Organization’s transfer agent.

8.	EFFECT ON PUBLIC LISTING

The Converted Organization will continue to be a publicly held company from and after the Effective Time, and the shares of Converted Organization Common Stock will continue to be listed and traded on The Nasdaq Stock Market. The Converted Organization will continue to file required periodic reports and other documents with the SEC under the Company’s new name once effectuated. It is not anticipated that there will be any interruption in the trading of its common stock as a result of the Conversion. The Converted Organization and its stockholders will be in the same respective positions under the federal securities laws after the Conversion as the Converting Organization and its shareholders were prior to the Conversion.

9.	EFFECT OF CONVERSION ON EMPLOYEE BENEFIT, INCENTIVE COMPENSATION OR OTHER SIMILAR PLANS

Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Organization or its shareholders, each employee benefit plan, incentive compensation plan or other similar plan to which the Converting Organization is a party shall continue to be a plan of the Converted Organization. To the extent that any such plan provides for the issuance of Converting Organization Common Stock, at the Effective Time, such plan shall be deemed to provide for the issuance of Converted Organization Common Stock. A number of shares of Converted Organization Common Stock shall be reserved for issuance under such plan or plans equal to the number of shares of Converting Organization Common Stock so reserved immediately prior to the Effective Time.

10.	BOARD OF DIRECTORS AND OFFICERS OF CONVERTED ORGANIZATION

The members of the Board of Directors and officers of the Converting Organization immediately prior to the Effective Time shall continue as the Board of Directors and officers respectively of the Converted Organization after the Effective Time, until the expiration of their respective terms and until their successors have been duly elected and have qualified, or until their earlier death, resignation or removal. Each committee of the Board of Directors of the Converting Organization immediately prior to the Effective Time shall be constituted as a committee of the Board of Directors of the Converted Organization on the same terms and with the same powers and authority as the applicable committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time, and the members of each committee of the Board of Directors of the Converting Entity immediately prior to the Effective Time shall be the members of each such committee of the Board of Directors of the Converted Organization, each to serve at the pleasure of the Board of Directors of the Converted Organization.

11.	MINNESOTA QUALIFICATION

The Converted Organization intends to continue its operations as is, including its operations in the State of Minnesota following the conversion to Delaware and shall take any necessary steps to qualify to do business in the State of Minnesota.

12.	IMPLEMENTATION AND INTERPRETATION

This Plan shall be implemented and interpreted, prior to the Effective Time, by the Board of Directors of the Converting Organization and, upon the Effective Time, by the Board of Directors of the Converted Organization, (a) each of which shall have full power and authority to delegate and assign any matters covered hereunder to any other party(ies), including, without limitation, any officers of the Converting Organization or the Converted Organization, as the case may be, and (b) the interpretations and decisions of which shall be final, binding, and conclusive on all parties.

13.	AMENDMENT

This Plan may be amended or modified by the Board of Directors of the Converting Organization at any time prior to the Effective Time, provided that such an amendment shall not alter or change (a) the amount or kind of shares or other securities to be received hereunder by the shareholders of the Converting Organization, (b) any term of the Delaware Certificate of Incorporation or the Delaware Bylaws, other than changes permitted to be made without shareholder approval by the DGCL, or (c) any of the terms and conditions of this Plan if such alteration or change would adversely affect the shareholders of the Converting Organization.

14.	TERMINATION OR DEFERRAL

At any time prior to the Effective Time, (a) this Plan may be terminated and the Conversion may be abandoned by action of the Board of Directors of the Converting Organization, notwithstanding the approval of this Plan by the shareholders of the Converting Organization, and (b) the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the Board of Directors of the Converting Organization, such action would be in the best interests of the Converting Organization and its shareholders. In the event of termination of this Plan, this Plan shall become void and of no effect and there shall be no liability on the part of the Converting Organization, its Board of Directors or shareholders with respect thereto.

15.	THIRD PARTY BENEFICIARIES

This Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.

16.	SEVERABILITY

Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

17.	GOVERNING LAW

This Plan shall be construed in accordance with and governed by the law of the State of Delaware, without regard to the conflict of laws provisions thereof.

[Signature Page Follows]

SUI GROUP HOLDINGS LIMITED

Name: Marius Barnett
Title: Chairman

[Signature Page to Plan of Conversion]

Annex 2

Delaware Certificate of Incorporation

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
SUI GROUP HOLDINGS LIMITED

Amended and Restated as of [●], 2026

The undersigned, for the purposes of incorporating and organizing a corporation under the General Corporation Law of the State of Delaware (as from time to time in effect, the “DGCL”), does execute this Certificate of Incorporation and hereby certifies as follows:
I.

The name of this corporation is Sui Group Holdings Limited (the “Corporation”).

II.

The address of the registered office of the Corporation in the State of Delaware is 251 Little Falls Drive, in the City of Wilmington, County of New Castle, Zip Code 19808, and the name of the registered agent of the Corporation in the State of Delaware at such address is the Corporation Service Company.

III.

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the DGCL.

IV.

A. The Corporation is authorized to issue two classes of stock to be designated, respectively, “common stock” and “preferred stock.” The total number of shares which the Corporation is authorized to issue is 2,001,000,000 shares. Two billion (2,000,000,000) shares shall be common stock, each having a par value of $0.001 per share. One million (1,000,000) shares shall be preferred stock, each having a par value of $0.001 per share.

B. The preferred stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the “Board”) is hereby expressly authorized, by resolution adopted and filed in accordance with law, to provide out of unissued shares of the preferred stock that have not been designated as to series, in one or more series of preferred stock, and, with respect to each such series, to fix the number of shares in each such series, the designation thereof, the powers (including voting powers, full or limited, if any), preferences, and relative, participating, optional, or other rights and the qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted and filed by the Board in accordance with the DGCL. The number of authorized shares of preferred stock, or any series thereof, may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of stock of the Corporation entitled to vote thereon, without a separate vote of the holders of the preferred stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any series of preferred stock. Any shares of any series of preferred stock purchased, exchanged, converted or otherwise acquired by the Corporation, in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of preferred stock, without designation as to series, and may be reissued as part of any series of preferred stock created by resolution or resolutions of the Board, subject to the conditions and restrictions on issuance set forth in this Certificate of Incorporation or in such resolution or resolutions.

C. Each outstanding share of common stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that, except as otherwise required by law, holders of common stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of preferred stock) that relates solely to the terms of one or more outstanding series of preferred stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of preferred stock).

V.

For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation, of its directors and stockholders, as the case may be, it is further provided that:

A. MANAGEMENT OF THE BUSINESS.

The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board. Subject to any rights of the holders of shares of any series of preferred stock then outstanding to elect additional directors under specified circumstances, the number of directors which shall constitute the Board shall, (a) as of the date of this Certificate of Incorporation, initially be six (6) and (b) thereafter, be fixed by, or in the manner provided in, the Bylaws of the Corporation (the “Bylaws”). The initial directors of the Board are listed below:

Douglas M. Polinsky	c/o 1907 Wayzata Blvd, Suite 205 Wayzata, Minnesota 55391
Brian Quintenz	c/o 1907 Wayzata Blvd, Suite 205 Wayzata, Minnesota 55391
Marius Barnett	c/o 1907 Wayzata Blvd, Suite 205 Wayzata, Minnesota 55391
Howard P. Liszt	c/o 1907 Wayzata Blvd, Suite 205 Wayzata, Minnesota 55391
Dana Wagner	c/o 1907 Wayzata Blvd, Suite 205 Wayzata, Minnesota 55391
Kristina Campbell	c/o 1907 Wayzata Blvd, Suite 205 Wayzata, Minnesota 55391

B. BOARD OF DIRECTORS

Subject to the rights of the holders of any series of preferred stock then outstanding to elect additional directors under specified circumstances, directors shall be elected at each annual meeting of stockholders for a term of one year. Each director shall serve until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.

C. REMOVAL OF DIRECTORS

Subject to the rights of any series of preferred stock then outstanding to remove directors elected by such series of preferred stock, any individual director or the entire Board may be removed from office at any time with or without cause by the affirmative vote of the holders of a majority of the voting power of all the then-outstanding shares of capital stock of the Corporation entitled to vote at an election of directors.

D. VACANCIES.

Subject to any limitations imposed by applicable law and subject to the rights of the holders of any series of preferred stock then outstanding to elect additional directors or fill vacancies in respect of such directors, any vacancies on the Board resulting from death, resignation, disqualification, or removal and any newly created directorships resulting from any increase in the number of directors, shall, unless the Board determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board, or by a sole remaining director, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been duly elected and qualified or such director’s earlier death, resignation or removal.

E. BYLAW AMENDMENTS.

The Board is expressly authorized and empowered to adopt, amend or repeal any provisions of the Bylaws. Any adoption, amendment or repeal of the Bylaws by the Board shall require the approval of a majority of the authorized number of directors. The stockholders shall also have power to adopt, amend or repeal the Bylaws.

F. STOCKHOLDER ACTIONS.

1. The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

2. Any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be effected at a duly called annual or special meeting of the stockholders called in accordance with the Bylaws or by written consent of stockholders in accordance with the Bylaws.

3. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

VI.

A. To the fullest extent permitted by applicable law, a director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable except for liability of (i) a director or officer for any breach of the director’s or officer’s duty of loyalty to the Corporation or its stockholders, (ii) a director for acts or omissions not in good faith or which involve, intentional misconduct or a knowing violation of law, (iii) a director under Section 174 of the DGCL, (iv) a director or officer for any transaction from which the director or officer derived an improper personal benefit, or (v) an officer in any action by or in the right of the Corporation. If applicable law is hereafter amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer to the Corporation shall be eliminated or limited to the fullest extent permitted by applicable law as so amended.

B. Any repeal or modification of this Article VI shall only be prospective and shall not adversely affect the rights or protections or increase the liability of any director or officer of the Corporation under this Article VI in effect at the time of the alleged occurrence of any act or omission to act .

VII.

Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director or officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, creditors or other constituents, (iii) any action asserting a claim against the Corporation or any current or former director or officer or other employee of the Corporation arising pursuant to any provision of the DGCL, this Certificate of Incorporation, or the Bylaws (as each may be amended from time to time), (iv) any action asserting a claim against the Corporation or any current or former director or officer or other employee of the Corporation governed by the internal affairs doctrine, or (v) any action asserting an “internal corporate claim” as that term is defined in Section 115 of the DGCL, in all cases to the fullest extent permitted by law and subject to the court’s having personal jurisdiction over the indispensable parties named as defendants provided, that, if and only if the Court of Chancery of the State of Delaware dismisses any such action for lack of subject matter jurisdiction, such action may be brought in another state court sitting in the State of Delaware. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of the provisions of this Article VII.

VIII.

The Corporation reserves the right to amend, alter, change or repeal, at any time and from time to time, any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights, preferences and privileges of whatsoever nature conferred upon the stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended herein are granted subject to this reservation.

IX.

The name and the mailing address of the Sole Incorporator is as follows:

Name	MAILING ADDRESS

Marius Barnett	c/o 1907 Wayzata Blvd, Suite 205, Wayzata, Minnesota 55391

[Signature page to follow.]

IN WITNESS WHEREOF, this Certificate has been subscribed this __________ day of __________, 2026 by the undersigned who affirms that the statements made herein are true and correct.

MARIUS BARNETT
Sole Incorporator

Annex 3

Delaware Bylaws

[FORM OF] BYLAWS
OF
SUI GROUP HOLDINGS LIMITED
(a Delaware corporation)

Amended and Restated as of [●], 2026

ARTICLE I

Stockholders

SECTION 1. Annual Meetings. Unless directors are elected by written consent in lieu of an annual meeting as permitted by the General Corporation Law of the State of Delaware, as it may be amended and supplemented from time to time (the “DGCL”), the annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held each year at such date and time, at the principal executive office of Sui Group Holdings Limited (the “Corporation”), or at such other place or places (if any) within or without the State of Delaware, as the Board of Directors of the Corporation (the “Board”) shall determine. The Board may, in its sole discretion, determine that the annual meeting shall not be held at any place, but may instead be held solely by means of remote communication as provided under the DGCL.

SECTION 2. Special Meetings.

(a) Special meetings of stockholders for the transaction of such business as may properly come before the meeting or for any other purpose or purposes may be called only (i) by the Chief Executive Officer, (ii) by the Chief Financial Officer, (iii) by the Chief Investment Officer, (iv) by or at the direction of the Board or any two members thereof, or (v) by the Secretary of the Corporation, following his or her receipt at the principal executive office of the Corporation of one or more written demands to call a special meeting of the stockholders submitted by or on behalf of the record holder or holders of at least twenty percent (20%) of the voting power of the issued and outstanding shares of the Corporation (the “Requisite Percentage”).

(b) Special meetings of the stockholders of the Corporation (including those called by the Secretary following receipt of a written demand or demands from stockholders holding the Requisite Percentage in accordance with clause (iv) of Section 2(a) of this Article I) shall be held on such date and time, at the principal executive office of the Corporation, or at such other place or places (if any) within or without the State of Delaware as shall be designated by the Board and stated in the Corporation’s notice of the special meeting. In the case of a special meeting called by the Secretary following receipt of a written demand or demands from stockholders holding the Requisite Percentage in accordance with clause (iv) of Section 2(a), of this Article I the date of such special meeting, as fixed by the Board in accordance with this Section 2(b), shall not be more than ninety (90) days after the date a demand or demands by stockholders holding the Requisite Percentage have been received by the Secretary of the Corporation at the principal executive offices of the Corporation in accordance with this Section 2.

(c) In lieu of holding a special meeting of stockholders at a designated place, the Board may, in its sole discretion, determine that any special meeting of stockholders may be held solely by means of remote communication as provided under the DGCL.

SECTION 3. Notice of Meetings. The Corporation shall give notice of any annual or special meeting of stockholders. Notice of all meetings of the stockholders shall state the place (if any), date and hour of the meeting, the record date for determining stockholders entitled to vote at the meeting, if such record date is different from the record date for determining stockholders entitled to notice of the meeting, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting. In the case of a special meeting, the notice shall state the purpose or purposes for which the meeting is called. Unless otherwise provided by applicable law or the Certificate of Incorporation, notice shall be given to each stockholder not less than ten (10) nor more than sixty (60) days before the date of the meeting.

SECTION 4. Waiver. Whenever the giving of any notice to stockholders is required by applicable law, the Certificate of Incorporation or these Bylaws, a waiver thereof, given by the person entitled to said notice, in writing signed by the person, or by electronic transmission, whether before or after the event as to which such notice is required, shall be deemed equivalent to notice to the full extent permitted by law. If such waiver is given by electronic transmission, the electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the person waiving notice. Attendance by a stockholder at a meeting shall constitute a waiver of notice of such meeting except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened. Neither the business to be transacted at, nor the purposes of, any regular or special meeting of the stockholders need be specified in any waiver of notice.

SECTION 5. Stockholder Lists. The Corporation shall prepare, no later than the tenth (10th) day before each meeting of stockholders, a complete list of the stockholders entitled to vote at any meeting of stockholders; provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth (10th) day before the meeting date, arranged in alphabetical order, and showing the address of each stockholder and the number of shares of each class of capital stock of the Corporation registered in the name of each stockholder. Nothing contained in this Section 5 shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of ten (10) days ending on the day before the meeting date: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided in the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation.

Except as provided by applicable law, the stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger and the list of stockholders or to vote in person or by proxy at any meeting of stockholders.

SECTION 6. Quorum; Adjournment. Except as otherwise provided by law, the Corporation’s Certificate of Incorporation, or by these Bylaws, the presence, in person or represented by proxy, of the holders of one-third of the aggregate voting power of the stock issued and outstanding, entitled to vote thereat, shall constitute a quorum for the transaction of business at all meetings of the stockholders. If there be no such quorum, the holders of a majority of such shares so present or represented by proxy, although less than a quorum, or the presiding officer of such meeting, shall have the power to adjourn the meeting to another time and place or to take place by remote communication. Notice need not be given of any such adjourned meeting if the time, date and place, if any, and the means of remote communications, if any, thereof are (i) announced at the meeting at which the adjournment is taken, (ii) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxyholders to participate in the meeting by means of remote communication, or (iii) set forth in the notice of the meeting. At the adjourned meeting, the stockholders may transact any business that might have been transacted at the original meeting. If an adjournment is for more than thirty (30) days or, if after an adjournment, a new record date is fixed for determining the stockholders entitled to vote at the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.

SECTION 7. Proposals Regarding Business Other Than Director Nominations.

(a) The business transacted at any special meeting of stockholders is limited to the purpose or purposes stated in the notice of the meeting given pursuant to Section 3 of this Article I. At an annual meeting of the stockholders, only business (other than the nomination and election of directors, which is subject to Sections 16 and 17 of Article II) that has been properly brought before the stockholder meeting in accordance with the procedures set forth in this Section 7 of this Article I shall be conducted. To be properly brought before a meeting of stockholders, such business must be brought before the meeting (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board or any committee thereof, or (iii) by any stockholder of the Corporation who (A) was a stockholder of record of the Corporation when the notice required by this Section 7 is delivered to the Secretary and at the time of the meeting, (B) is entitled to vote at the meeting and (C) complies with the notice and other provisions of this Section 7 of this Article I. Subject to Section 7(j) of this Article I, and except with respect to nominations or elections of directors, which are governed by Sections 16 and 17 of Article II, Section 7(a)(iii) of this Article I is the exclusive means by which a stockholder may bring business before an annual meeting of stockholders; provided that if Rule 14a-8 of the Exchange Act (or any successor rule) is applicable, a stockholder may not bring business before any annual meeting if the stockholder fails to meet the requirements of such rule. Any business brought before an annual meeting in accordance with Section 7(a)(iii) of this Article I is referred to as “Stockholder Business.”

(b) For business to be properly brought before an annual meeting by a stockholder, timely written notice thereof (the “Notice of Business”) must be made, given by or on behalf of a stockholder of record of the Corporation. To be timely, a stockholder’s notice must be delivered personally or mailed to, and received at, the principal executive office of the Corporation, addressed to the Secretary, by no earlier than one hundred twenty (120) days and no later than ninety (90) days prior to the first anniversary of the preceding year’s annual meeting. If, however, the date of the annual meeting is more than thirty (30) days before or sixty (60) days after such anniversary date, notice by a stockholder is timely only if so received (i) no earlier than one hundred twenty (120) days and no later than ninety (90) days before the annual meeting or (ii) no later than the later of ninety (90) days before such annual meeting and the tenth (10th) day after the first public announcement of the date of the annual meeting. Except to the extent otherwise required by law, the adjournment, postponement or deferral of an annual meeting will not commence a new time period (or extend any time period) for the giving of a stockholder’s notice as required above.

(c) The Notice of Business must set forth:

(1) the name and record address of each stockholder proposing Stockholder Business (the “Proponent”), as they appear on the Corporation’s books;

(2) the name and address of any Stockholder Associated Person;

(3) as to each Proponent and any Stockholder Associated Person, (i) the class or series and number of shares of stock directly or indirectly held of record or beneficially owned by the Proponent or Stockholder Associated Person, (ii) the date such shares of stock were acquired, (iii) a description of any agreement, arrangement or understanding, relating to or in connection with such Stockholder Business between or among the Proponent, on the one hand, and any Stockholder Associated Person or any other person or entity (including their names), (iv) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, warrant, convertible security, stock appreciation right or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class of securities and/or borrowed or loaned shares) that has been entered into or is held, directly or indirectly, as of the date of the Proponent’s notice by, or on behalf of, the Proponent or any Stockholder Associated Person, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of the Proponent or any Stockholder Associated Person with respect to shares of stock of the Corporation or with a value derived in whole or in part from the value or decrease in value of any class or series of stock of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of stock of the Corporation or otherwise (a “Derivative”), (v) a description in reasonable detail of any proxy (including revocable proxies), contract, arrangement, understanding or other relationship pursuant to which the Proponent or Stockholder Associated Person has a right to vote any shares of stock of the Corporation, (vi) any rights to dividends on the stock of the Corporation owned beneficially by the Proponent or Stockholder Associated Person that are separated or separable from the underlying stock of the Corporation, (vii) any proportionate interest in stock of the Corporation or Derivatives held, directly or indirectly, by a general or limited partnership in which the Proponent or Stockholder Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (viii) any performance-related fees (other than an asset-based fee) that the Proponent or Stockholder Associated Person is entitled to based on any increase or decrease in the value of stock of the Corporation or Derivatives thereof, if any, as of the date of such notice; provided, however, that this Section 7(c)(3) requires a Proponent to disclose any such agreement or understanding only to the extent known to, or to the extent such matters should be known after the exercise of reasonable diligence by, any Proponent. The information specified in Sections 7(c)(1) to (3) is referred to herein as “Stockholder Information”;

(4) Stockholder Information with respect to any stock or other interests of the Corporation held by the spouse, children (including stepchildren), siblings, parents-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law (collectively, “immediate family members”) of the Proponent;

(5) a representation to the Corporation that each Proponent is a holder of record of stock of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose such Stockholder Business;

(6) a brief description of the Stockholder Business desired to be brought before the annual meeting, the text of the proposal (including the text of any resolutions proposed for consideration and, if such business includes a proposal to amend these Bylaws, the language of the proposed amendment) and the reasons for conducting such Stockholder Business at the meeting;

(7) any material interest of each Proponent and any Stockholder Associated Person in such Stockholder Business;

(8) a representation to the Corporation as to whether the Proponent intends (i) to deliver a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt such Stockholder Business or (ii) otherwise to solicit proxies from the stockholders in support of such Stockholder Business;

(9) all other information that would be required to be filed with the United States Securities and Exchange Commission (the “SEC”) if the Proponents or Stockholder Associated Persons were participants in a solicitation subject to Section 14 of the Exchange Act; and

(10) a representation and covenant for the benefit of the Corporation that the Proponents shall provide any other information reasonably requested by the Corporation.

(d) The Proponents shall provide any other information reasonably requested by the Corporation within ten (10) business days after such request.

(e) In addition, the Proponent shall further update and supplement the information provided to the Corporation in the Notice of Business or upon the Corporation’s request pursuant to Section 7(d) of this Article I as needed, so that such information shall be true and correct as of the record date for the meeting and as of the date that is the later of five (5) business days before the meeting or any adjournment or postponement thereof. Such update and supplement must be delivered personally or mailed to, and received at, the principal executive office of the Corporation, addressed to the Secretary, by no later than five (5) business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than two (2) business days before the date for the meeting (in the case of the update and supplement required to be made as of five (5) business days before the meeting or any adjournment or postponement thereof).

(f) The person presiding over the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the procedures set forth in this Section 7 of this Article I, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

(g) If the Proponent (or a qualified representative of the Proponent) does not appear at the meeting of stockholders to present the Stockholder Business, such business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 7 of this Article I, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

(h) “Public Disclosure” of any date or other information means disclosure thereof by a press release reported by the Dow Jones News Services, Associated Press or comparable U.S. national news service or in a document publicly filed by the Corporation with the SEC pursuant to Sections 13, 14 or 15(d) of the Exchange Act (or any successor provision).

(i) “Stockholder Associated Person” means, with respect to any stockholder, (1) any other beneficial owner of stock of the Corporation that is owned by such stockholder, (2) any immediate family member of such stockholder, and (3) any affiliate or associate (as such terms are defined in Rule 12b-2 of the Exchange Act) of such stockholder.

(j) The notice requirements of this Section 7 of this Article I shall be deemed satisfied with respect to stockholder proposals that have been properly brought under Rule 14a-8 of the Exchange Act (or any successor provision) and that are included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. Further, nothing in this Section 7 of this Article I shall be deemed to affect any rights of the holders of any series of preferred stock of the Corporation pursuant to any applicable provision of the Certificate of Incorporation.

(k) Organization. Meetings of stockholders shall be presided over by the Chair of the Board, if any, or if none or in the Chair’s absence, the President, if any, or if none or in the President’s absence, a Vice President, or, if none of the foregoing is present, by any director or officer designated by the Board. The Secretary of the Corporation, or in the Secretary’s absence an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present, the presiding officer of the meeting shall appoint any person present to act as secretary of the meeting.

SECTION 8. Conduct of Meetings. The Board shall be entitled to make such rules and regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Except to the extent inconsistent with any such rules and regulations adopted by the Board, the presiding officer of the meeting shall have the right and authority to convene and to adjourn the meeting and to establish rules, regulations, and procedures, which need not be in writing, for the conduct of the meeting and to maintain order and safety. Without limiting the foregoing, he or she may (i) establish an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, (ii) place limitations on participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies and such other persons as the presiding officer of the meeting shall permit, (iii) place restrictions on entry to the meeting after the time fixed for the commencement thereof, (iv) make rules governing speeches and debate, including time limits and access to microphones, (v) regulate of the opening and closing of the polls for balloting and matters which are to be voted on by ballot, (vi) adjourn the meeting without a vote of the stockholders, whether or not there is a quorum present, and (vii) restrict the use of cell phones, audio or video recording devices and similar devices at the meeting. Unless and to the extent determined by the Board, the Chair of the Board or the chair of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure. The presiding officer of the meeting shall act in his or her absolute discretion, and his or her rulings shall not be subject to appeal.

SECTION 9. Required Vote. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws:

(a) Directors shall be elected by a plurality in voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors; and

(b) Whenever any corporate action other than the election of directors is to be taken, it shall be authorized by the vote of the majority in voting power of the shares present in person or represented by proxy at the stockholder meeting and entitled to vote on the subject matter.

SECTION 10. Voting; Proxies.

(a) Unless otherwise provided by the DGCL or in the Certificate of Incorporation, every stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy expressly provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only so long as, it is coupled with an interest sufficient in law to support an irrevocable power. Any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for the exclusive use by the Board.

(b) Any action required or permitted to be taken at any meeting of stockholders may, except as otherwise required by law or the Certificate of Incorporation, be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of record of the issued and outstanding capital stock of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and shall be delivered to the Corporation in the manner required by Section 228 of the DGCL. If an action by consent has been taken by stockholders by less than unanimous consent, prompt notice of the taking of the action by consent will be given to those stockholders who have not consented and who would have been entitled to notice of the meeting if the action had been taken at a meeting and the record date for the notice of the meeting were the record date for the action by consent.

SECTION 11. Inspectors. The Corporation may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector so appointed or designated is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such inspector’s ability. The inspector or inspectors so appointed or designated shall (i) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each such share, (ii) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspectors’ count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

SECTION 12. Remote Communication. Stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication: (i) participate in a meeting of stockholders; and (ii) be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (A) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (B) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such votes or other action shall be maintained by the Corporation.

ARTICLE II

Board of Directors

SECTION 1. General Powers. The business, property and affairs of the Corporation shall be managed by, or under the direction of, the Board. The Board may adopt rules and procedures, not inconsistent with the Certificate of Incorporation, these Bylaws, or applicable law, as it may deem proper for the conduct of its meetings and the management of the Corporation.

SECTION 2. Number; Term.

(a) The number of directors constituting the entire Board initially shall be six (6), and thereafter shall be determined from time to time by resolution adopted by the Board.

(b) Directors who are elected at an annual meeting of stockholders, and directors who are elected in the interim to fill vacancies and newly created directorships, shall hold office until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier death, resignation or removal.

SECTION 3. Quorum and Manner of Voting. Except as otherwise provided by law, a majority of the entire Board shall constitute a quorum. A majority of the directors present, whether or not a quorum is present, may adjourn a meeting from time to time to another time and place without notice. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board.

SECTION 4. Regular Meetings. Regular meetings of the Board shall be held at the principal executive office of the Corporation, or at such other place, within or without the State of Delaware, and on such dates and at such times, as the Board shall determine from time to time, which determination shall constitute the only notice of such regular meetings to which any director shall be entitled. In the absence of any such determination, such meetings shall be held, upon notice to each director in accordance with Section 6 of this Article II, at such times and places, within or without the State of Delaware, as shall be designated by the Chair of the Board.

SECTION 5. Special Meetings. Special meetings of the Board shall be held at the call of any member of the Board, the Chair of the Board, the Chief Executive Officer, the Chief Financial Officer, the Chief Investment Officer, or the Secretary, to be held at the principal executive office of the Corporation, or at such other place, within or without the State of Delaware, and on such dates and at such times and places as the Chair of the Board shall designate, upon notice to each director in accordance with Section 6 of this Article II.

SECTION 6. Notice. Notice of any regular (if required) or special meetings of the Board shall be given by personal delivery, mail, courier service (including, without limitation, Federal Express), facsimile transmission (directed to the facsimile transmission number at which the director has consented to receive notice), electronic mail (directed to the electronic mail address at which the director has consented to receive notice), or other form of electronic transmission pursuant to which the director has consented to receive notice. If notice is given by personal delivery, by facsimile transmission, by electronic mail, or by other form of electronic transmission pursuant to which the director has consented to receive notice, then such notice shall be given on not less than twenty-four hours’ notice to each director. If written notice is delivered by mail, then it shall be given on not less than five (5) days’ notice to each director. If written notice is delivered by courier service, then it shall be given on not less than three (3) days’ notice to each director.

SECTION 7. Waiver of Notice. Whenever the giving of any notice to directors is required by applicable law, the Certificate of Incorporation or these Bylaws, a waiver thereof, in writing or by electronic transmission, by the director entitled to the notice, whether before or after such notice is required, shall be deemed equivalent to notice. Attendance by a director at a meeting shall constitute a waiver of notice of such meeting except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any Board or committee meeting need be specified in any waiver of notice.

SECTION 8. Electronic Communications. Members of the Board, or any committee designated by the Board, may participate in a meeting of the Board or such committee by means of a conference telephone or other communication equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting pursuant to this Section 8 shall constitute presence at such meeting.

SECTION 9. Action by Written Consent. Any action required or permitted to be taken at any meeting of the Board, or any committee designated by the Board may be taken without a meeting if all members of the Board or such committee, as the case may be, consent thereto in writing or by electronic transmission. Any person (whether or not then a director) may provide, whether through instruction to an agent or otherwise, that a consent to action will be effective at a future time (including a time determined upon the happening of an event), no later than 60 days after such instruction is given or such provision is made and such consent shall be deemed to have been given for purposes of this subsection at such effective time so long as such person is then a director and did not revoke the consent prior to such time. Any such consent shall be revocable prior to becoming effective. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of the proceedings of the Board, or the committee thereof, in the same paper or electronic form as the minutes are maintained.

SECTION 10. Adjourned Meetings. A majority of the directors present at any meeting of the Board, or any committee designated by the Board, including an adjourned meeting, whether or not a quorum is present, may adjourn and reconvene such meeting to another time and place. At least twenty-four (24) hours’ notice of any adjourned meeting of the Board or such committee shall be given to each director whether or not present at the time of the adjournment, if such notice shall be given by one of the means specified herein other than by mail, or at least three (3) days’ notice if by mail. Any business may be transacted at an adjourned meeting that might have been transacted at the meeting as originally called.

SECTION 11. Organization. At all meetings of the Board, the Chair of the Board, if any, or if none or in the Chair’s absence or inability to act the President, or in the President’s absence or inability to act any Vice President who is a member of the Board, or in such Vice President’s absence or inability to act a chair chosen by the directors, shall preside. The Secretary of the Corporation shall act as secretary at all meetings of the Board when present, and, in the Secretary’s absence, the presiding officer may appoint any person to act as secretary.

SECTION 12. Resignation; Removal. Any director may resign at any time upon notice in writing or by electronic transmission to the Board or the Secretary; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the director. Such resignation shall take effect upon receipt thereof unless a later time is specified in the resignation. Any or all of the directors may be removed, with or without cause, by the holders of a majority of the shares of stock outstanding and entitled to vote for the election of directors.

SECTION 13. Vacancies. Unless otherwise provided in the Certificate of Incorporation or these Bylaws, vacancies on the Board, whether caused by resignation, death, disqualification, removal or otherwise, and newly created directorships resulting from an increase in the authorized number of directors, shall, unless the Board determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board, or by a sole remaining director, and not by the stockholders.

SECTION 14. Compensation.

(a) The Board, by a resolution or resolutions, may fix, and from time to time change, the compensation of directors.

(b) Each director shall be entitled to reimbursement from the Corporation for his or her reasonable expenses incurred with respect to duties as a member of the Board or any committee thereof.

(c) Nothing contained in these Bylaws shall be construed to preclude any director from serving the Corporation in any other capacity and from receiving compensation from the Corporation for service rendered to it in such other capacity.

SECTION 15. Committees.

(a) From time to time, the Board may, by resolution, designate one or more committees, each committee to consist of one or more directors, which to the extent provided in said resolution shall have and may exercise the powers and authority of the Board in the management of the business and affairs of the Corporation; provided, however, that no such committee shall have the power or authority in reference to the following matters: (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the DGCL to be submitted to stockholders for approval (other than recommending the election or removal of directors) or (ii) adopting, amending, or repealing any Bylaw of the Corporation. The Board may designate one or more directors as alternate members of any committee to replace any absent or disqualified member of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting of such committee and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of such absent or disqualified director.

(b) Except as otherwise determined by the Board or provided by these Bylaws, each committee shall adopt its own rules governing the time, place, and method of holding its meetings and the conduct of its proceedings and shall meet as provided by such rules or by resolution of the Board. Unless otherwise provided by these Bylaws or any such rules or resolutions, notice of the time and place of each meeting of a committee shall be given to each member of such committee as provided in this Article II with respect to notices of meetings of the Board. Each committee shall keep regular minutes of its proceedings and report the same to the Board when required.

SECTION 16. Director Nominations.

(a) Only persons who are nominated in accordance with the procedures set forth in this Section 16 or Section 17 of this Article II are eligible for election as directors at an annual meeting of stockholders, unless otherwise provided in the Certificate of Incorporation. Nominations of persons for election to the Board at an annual meeting of stockholders may be made (i) by or at the direction of the Board (or an authorized committee thereof) or (ii) by any stockholder entitled to vote for the election of directors and who complies with the procedures set forth in this Section 16 or Section 17 of this Article II.

(b) Nominations by stockholders, other than with respect to nominations by stockholders pursuant to Section 17 of this Article II, must be made pursuant to timely notice in writing to the Secretary of the Corporation in accordance with this Section 16 of this Article II. In addition to such stockholder complying in all respects with the requirements of Section 14 of the Exchange Act and all other applicable provisions of state or federal law, rule or regulation (for the avoidance of doubt, including, without limitation, Rule 14a-19 promulgated under the Exchange Act (“Rule 14a-19”)), to be timely, a stockholder’s notice of nominations to be made at an annual meeting must be received by the Secretary no earlier than one hundred twenty (120) days and no later than ninety (90) days prior to the first anniversary of the preceding year’s annual meeting. If, however, the date of the annual meeting is more than thirty (30) days before or sixty (60) days after such anniversary date, notice by a stockholder is timely only if received (i) no earlier than one hundred twenty (120) days and no later than ninety (90) days before the annual meeting or (ii) no later than the later of ninety (90) days before such annual meeting and the tenth (10th) day after the first public announcement of the date of the annual meeting. Except to the extent otherwise required by law, the adjournment of an annual meeting will not commence a new time period for the giving of a stockholder’s notice as described above.

(c) A stockholder’s notice to the Corporation of nominations for an annual meeting of stockholders must set forth:

(1) as to each person whom the stockholder proposes to nominate for election or re-election as a director: (A) the person’s name, (B) all information relating to the person that would be required to be disclosed in solicitations subject to Rule 14a-12(c) under the Exchange Act or that is required pursuant to any other provision of Regulation 14A or any other applicable rule or regulation under the Exchange Act, and (C) the person’s written consent to be named in any proxy materials as a nominee and to serve as a director if elected; and

(2) as to the stockholder giving the notice: (A) the name and address of such stockholder, as they appear on the Corporation’s books, and of any beneficial owners on whose behalf the nomination is made, (B) the Stockholder Information with respect to such stockholder and any such beneficial owner, and (C) a representation that the stockholder is a holder of record of shares of the Corporation entitled to vote for the election of directors, will continue to be a holder of record of shares entitled to vote for the election of directors through the date of the meeting, and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice.

(d) A stockholder who has delivered a notice of nomination pursuant to this Section 16 of this Article II shall promptly certify to the Corporation in writing that it has complied and will comply with the requirements of Rule 14a-19 and deliver no later than five (5) business days prior to the meeting reasonable evidence that it has complied with such requirements.

(e) The presiding officer at such meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed in this Section 16 of this Article II and, if the presiding officer so determines, the defective nomination shall be disregarded. For the avoidance of doubt, unless otherwise required by law, if any stockholder (i) provides notice pursuant to Rule 14a-19 and (ii) subsequently (A) notifies the Corporation that such stockholder no longer intends to solicit proxies in support of director nominees other than the Corporation’s director nominees in accordance with Rule 14a-19, (B) fails to comply with the requirements of Rule 14a-19 or (C) fails to provide reasonable evidence sufficient to satisfy the Corporation that such requirements have been met, then such stockholder’s nomination(s) shall be deemed null and void and the Corporation shall disregard any proxies or votes solicited for any nominee proposed by such stockholder.

(f) With respect to this Section 16 of this Article II, a stockholder must also comply with all applicable requirements of Delaware law and the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 16 of this Article II.

SECTION 17. Proxy Access for Director Nominations.

(a) Proxy Access Eligibility. Whenever the Board solicits proxies with respect to the election of directors at an annual meeting of stockholders, subject to the provisions of this Section 17 of this Article II, the Corporation shall include in its proxy statement for such annual meeting, in addition to any persons nominated for election by the Board or any committee thereof, the name, together with the Required Information (as defined below), of any person nominated for election (the “Stockholder Nominee”) to the Board by a stockholder or group of no more than twenty (20) stockholders that satisfies the requirements of this Section 17 of this Article II (the “Eligible Stockholder”) and that expressly elects, at the time of providing the notice required by this Section 17 of this Article II (the “Notice of Proxy Access Nomination”), to have such nominee included in the Corporation’s proxy materials pursuant to this Section 17 of this Article II. For purposes of this Section 17 of this Article II, the “Required Information” that the Corporation will include in its proxy statement is (i) the information provided to the Secretary of the Corporation concerning the Stockholder Nominee and the Eligible Stockholder that is required to be disclosed in the Corporation’s proxy statement pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder, and (ii) if the Eligible Stockholder so elects, a Supporting Statement (as defined below). The Required Information must be provided with the Notice of Proxy Access Nomination.

(b) Maximum Number of Stockholder Nominees. The maximum number of Stockholder Nominees nominated by all Eligible Stockholders that will be included in the Corporation’s proxy materials with respect to an annual meeting of stockholders shall not exceed the greater of (i) two (2) or (ii) twenty percent (20%) of the number of directors in office as of the last day on which a Notice of Proxy Access Nomination may be delivered pursuant to and in accordance with this Section 17 of this Article II (the “Final Proxy Access Nomination Date”) or, if such amount is not a whole number, the closest whole number below twenty percent (20%). In the event that one or more vacancies for any reason occurs on the Board after the Final Proxy Access Nomination Date, but before the date of the annual meeting, and the Board resolves to reduce the size of the Board in connection therewith, the maximum number of Stockholder Nominees included in the Corporation’s proxy materials shall be calculated based on the number of directors in office as so reduced. For purposes of determining when the maximum number of Stockholder Nominees provided for in this Section 17 of this Article II has been reached, each of the following persons shall be counted as one of the Stockholder Nominees:

(1) any individual nominated by an Eligible Stockholder for inclusion in the Corporation’s proxy materials pursuant to this Section 17 of this Article II and whose nomination is subsequently withdrawn;

(2) any individual nominated by an Eligible Stockholder for inclusion in the Corporation’s proxy materials pursuant to this Section 17 of this Article II and whom the Board decides to nominate for election to the Board; and

(3) any director in office, as of the Final Proxy Access Nomination Date, who was included in the Corporation’s proxy materials as a Stockholder Nominee for either of the two preceding annual meetings of stockholders (including any individual counted as a Stockholder Nominee pursuant to the immediately preceding clause (2)) and whom the Board decides to nominate for re-election to the Board.

Any Eligible Stockholder submitting more than one Stockholder Nominee for inclusion in the Corporation’s proxy materials pursuant to this Section 17 of this Article II shall rank such Stockholder Nominees based on the order in which the Eligible Stockholder desires such Stockholder Nominees to be selected for inclusion in the Corporation’s proxy materials. In the event that the number of Stockholder Nominees submitted by Eligible Stockholders pursuant to this Section 17 of this Article II exceeds the maximum number of Stockholder Nominees provided for in this Section 17 of this Article II, the highest ranking Stockholder Nominee who meets the requirements of this Section 17 of this Article II from each Eligible Stockholder will be selected for inclusion in the Corporation’s proxy materials until the maximum number is reached, going in order of the amount (largest to smallest) of shares of common stock of the Corporation each Eligible Stockholder disclosed as owned in its Notice of Proxy Access Nomination. If the maximum number is not reached after the highest ranking Stockholder Nominee who meets the requirements of this Section 17 of this Article II from each Eligible Stockholder has been selected, then the next highest ranking Stockholder Nominee who meets the requirements of this Section 17 of this Article II from each Eligible Stockholder will be selected for inclusion in the Corporation’s proxy materials, and this process will continue as many times as necessary, following the same order each time, until the maximum number is reached.

(c) Required Shares and Minimum Holding Period. In order to make a nomination pursuant to this Section 17 of this Article II, an Eligible Stockholder must have owned (as defined below) at least three percent (3%) of the Corporation’s outstanding common stock (the “Required Shares”) continuously for at least three years (the “Minimum Holding Period”) as of both the date the Notice of Proxy Access Nomination is delivered to the Secretary of the Corporation in accordance with this Section 17 of this Article II and the record date for determining the stockholders entitled to receive notice of the annual meeting, and must continue to own the Required Shares through the date of the annual meeting. For purposes of this Section 17 of this Article II, an Eligible Stockholder shall be deemed to “own” only those outstanding shares of common stock of the Corporation as to which the stockholder possesses both:

(1) the full voting and investment rights pertaining to the shares; and

(2) the full economic interest in (including the opportunity for profit from and risk of loss on) such shares, provided that the number of shares calculated in accordance with the immediately preceding clauses (1) and (2) shall not include any shares:

(i) sold by such stockholder or any of its affiliates in any transaction that has not been settled or closed,

(ii) borrowed by such stockholder or any of its affiliates for any purpose or purchased by such stockholder or any of its affiliates pursuant to an agreement to resell, or

(iii) subject to any Derivative.

A stockholder shall “own” shares held in the name of a nominee or other intermediary so long as the stockholder retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. A person’s ownership of shares shall be deemed to continue during any period in which (i) the stockholder has loaned such shares, provided that the person has the power to recall such loaned shared on three (3) business days’ notice or (ii) the stockholder has delegated any voting power by means of a proxy, power of attorney or other instrument or arrangement which is revocable at any time by the stockholder. The terms “owned,” “owning” and other variations of the word “own” shall have correlative meanings. Whether outstanding shares of the common stock of the Corporation are “owned” for these purposes shall be determined by the Board or any committee thereof.

(d) Requirements for a Group.

(1) Whenever the Eligible Stockholder consists of a group of stockholders:

(i) a group of funds under common management and control shall be treated as one stockholder;

(ii) each provision in this Section 17 of this Article II that requires the Eligible Stockholder to provide any written statements, representations, undertakings, agreements or other instruments or to meet any other conditions shall be deemed to require each stockholder that is a member of such group to provide such statements, representations, undertakings, agreements or other instruments and to meet such other conditions (except that the members of such group may aggregate their shareholdings in order to meet the three percent (3%) ownership requirement of the “Required Shares” definition);

(iii) a breach of any obligation, agreement or representation under this Section 17 of this Article II by any member of such group shall be deemed a breach by the Eligible Stockholder; and

(iv) the Notice of Proxy Access Nomination must designate one member of the group for purposes of receiving communications, notices and inquiries from the Corporation and otherwise authorize such member to act on behalf of all members of the group with respect to all matters relating to the nomination under this Section 17 of this Article II (including withdrawal of the nomination).

(e) Deadline for Notice of Proxy Access Nomination. Nominations by stockholders pursuant to this Section 17 of this Article II must be made pursuant to timely notice in writing to the Secretary of the Corporation in accordance with this Section 17 of this Article II. To be timely, a Notice of Proxy Access Nomination must be received by the Secretary not less than one hundred twenty (120)] days and not more than one hundred fifty (150) days prior to the first anniversary of the date that the Corporation distributed its proxy statement to stockholders for the preceding year’s annual meeting. If, however, the date of the annual meeting is more than thirty (30) days before or sixty (60) days after the first anniversary date of the preceding year’s annual meeting, the Notice of Proxy Access Nomination shall be timely only if received not less than ninety (90) days and not more than one hundred days (120) days prior to the annual meeting, or if later, within ten (10) days after the first public announcement of the date of the annual meeting. In no event shall the adjournment of an annual meeting, or the public announcement of such an adjournment, commence a new time period (or extend any time period) for the giving of a Notice of Proxy Access Nomination pursuant to this Section 17 of this Article II.

(f) Requirements for Notice of Proxy Access Nomination. To be in proper form for purposes of this Section 17 of this Article II, the Notice of Proxy Access Nomination must include or be accompanied by the following:

(1) the information and representations that would be required to be set forth in a stockholder’s notice of a nomination pursuant to Section 16(c) of this Article II (including the written consent of each Stockholder Nominee to be named in the proxy statement as a nominee and to serve as a director if elected);

(2) one or more written statements from the record holder of the Required Shares (and from each intermediary through which the Required Shares are or have been held during the Minimum Holding Period) verifying that, as of a date within seven (7) calendar days prior to the date the Notice of Proxy Access Nomination is delivered to or mailed and received by the Secretary of the Corporation, the Eligible Stockholder owns, and has owned continuously for the Minimum Holding Period, the Required Shares, and the Eligible Stockholder’s agreement to provide one or more written statements from the record holder and such intermediaries verifying the Eligible Stockholder’s continuous ownership of the Required Shares through the record date for determining the stockholders entitled to receive notice of the annual meeting, which statements must be provided within five (5) business days after the record date;

(3) a copy of the Schedule 14N that has been filed with the Securities and Exchange Commission as required by Rule 14a-18 under the Exchange Act;

(4) a representation that the Eligible Stockholder:

(i) will continue to hold the Required Shares through the date of the annual meeting,

(ii) acquired the Required Shares in the ordinary course of business and not with the intent to change or influence control at the Corporation, and does not presently have such intent,

(iii) has not nominated and will not nominate for election to the Board at the annual meeting any person other than the Stockholder Nominee(s) it is nominating pursuant to this Section 17 of this Article II,

(iv) has not engaged and will not engage in, and has not and will not be a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the annual meeting other than its Stockholder Nominee(s) or a nominee of the Board,

(v) has not distributed and will not distribute to any stockholder of the Corporation any form of proxy for the annual meeting other than the form distributed by the Corporation,

(vi) has complied and will comply with all laws and regulations applicable to solicitations and the use, if any, of soliciting material in connection with the annual meeting,

(vii) will file with the Securities and Exchange Commission any solicitation or other communication with the Corporation’s stockholders relating to the meeting at which the Stockholder Nominee will be nominated, regardless of whether any such filing is required under Regulation 14A of the Exchange Act or whether any exemption from filing is available for such solicitation or other communication under Regulation 14A of the Exchange Act, and

(viii) has provided and will provide facts, statements and other information in all communications with the Corporation and its stockholders that are or will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make such information, in light of the circumstances under which it was or will be made or provided, not misleading,

(5) an undertaking that the Eligible Stockholder agrees to:

(i) assume all liability stemming from any legal or regulatory violation arising out of communications with the stockholders of the Corporation by the Eligible Stockholder, its affiliates and associates or their respective agents and representatives, either before or after providing a Notice of Proxy Access Nomination pursuant to this Section 17 of this Article II, or out of the facts, statements or other information that the Eligible Stockholder or its Stockholder Nominee(s) provided to the Corporation in connection with the inclusion of such Stockholder Nominee(s) in the Corporation’s proxy materials, and

(ii) indemnify and hold harmless the Corporation and each of its directors, officers and employees individually against any liability, loss or damages in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the Corporation or any of its directors, officers or employees arising out of any nomination submitted by the Eligible Stockholder pursuant to this Section 17 of this Article II, and

(6) a written representation and agreement from each Stockholder Nominee that such Stockholder Nominee:

(i) is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such Stockholder Nominee, if elected as a director of the Corporation, will act or vote on any issue or question that has not been disclosed to the Corporation,

(ii) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a Stockholder Nominee that has not been disclosed to the Corporation, and is not and will not become a party to any agreement, arrangement or understanding with any person other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director,

(iii) has read and will comply with the Corporation’s code of ethics, insider trading policy, conflicts of interest policy, related party transactions policy, sanctions policy, anti-money laundering policy, information security policy and any other policies or guidelines of the Corporation applicable to directors, and

(iv) will make such other acknowledgments, enter into such agreements and provide such information as the Board requires of all directors, including promptly submitting all completed and signed questionnaires required of the Corporation’s directors.

(g) Additional Information that May be Required. In addition to the information required pursuant to Section 17(f) of this Article II or any other provision of these Bylaws, the Corporation also may require each Stockholder Nominee to furnish any other information that: (i) may reasonably be requested by the Corporation to determine whether the Stockholder Nominee would be independent under the rules and listing standards of the principal United States securities exchanges upon which the common stock of the Corporation is listed or traded, any applicable rules of the Securities and Exchange Commission or any publicly disclosed standards used by the Board in determining and disclosing the independence of the Corporation’s directors; (ii) could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such Stockholder Nominee; and/or (iii) may reasonably be required to determine the eligibility of such Stockholder Nominee to serve as a director of the Corporation.

(h) Supporting Statement. The Eligible Stockholder may, at its option, provide to the Secretary of the Corporation, at the time the Notice of Proxy Access Nomination is provided, a written statement, not to exceed five hundred (500) words, in support of the Stockholder Nominee(s)’candidacy (a “Supporting Statement”). Only one Supporting Statement may be submitted by an Eligible Stockholder (including any group of stockholders together constituting an Eligible Stockholder) in support of its Stockholder Nominee(s). Notwithstanding anything to the contrary contained in this Section 17 of this Article II, the Corporation may omit from its proxy materials any information or Supporting Statement (or portion thereof) that it believes would violate any applicable law or regulation.

(i) Eligible Stockholder and Stockholder Nominee Duty to Update. In the event that any information or communications provided by an Eligible Stockholder or a Stockholder Nominee to the Corporation or its stockholders ceases to be true and correct in all material respects or omits a material fact necessary to make such information, in light of the circumstances under which it was made or provided, not misleading, such Eligible Stockholder or Stockholder Nominee, as the case may be, shall promptly notify the Secretary of the Corporation of any defect in such previously provided information and of the information that is required to correct any such defect. In addition, any person providing any information pursuant to this Section 17 of this Article II shall further update and supplement such information, if necessary, so that all such information shall be true and correct as of the record date for determining the stockholders entitled to receive notice of the annual meeting and as of the date that is ten (10) business days prior to such annual meeting or any adjournment or postponement thereof, and such update and supplement (or a written certification that no such updates or supplements are necessary and that the information previously provided remains true and correct as of the applicable date) shall be delivered to or be mailed and received by the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for determining the stockholders entitled to receive notice of such annual meeting (in the case of the update and supplement required to be made as of the record date), and not later than seven (7) business days prior to the date of the annual meeting or any adjournment or postponement thereof (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting).

(j) Resubmission of Stockholder Nominee. Any Stockholder Nominee who is included in the Corporation’s proxy materials for a particular annual meeting of stockholders but either (i) withdraws from or becomes ineligible or unavailable for election at the annual meeting, or (ii) does not receive at least twenty five percent (25%) of the votes cast in favor of such Stockholder Nominee’s election, will be ineligible to be a Stockholder Nominee pursuant to this Section 17 of this Article II for the next two (2) annual meetings of Stockholders.

(k) Exclusivity. This Section 17 of this Article II provides the exclusive method for a stockholder to include nominees for election to the Board in the Corporation’s proxy materials (including, without limitation, any proxy card or written ballot), other than with respect to Rule 14a-19 to the extent applicable with respect to form of proxies.

ARTICLE III

Officers

SECTION 1. Number and Designation. The Corporation shall have one or more natural persons exercising the functions of the offices of Chief Executive Officer, Chief Financial Officer, Chief Investment Officer, and Secretary. The Board shall elect or appoint from its members a Chair of the Board who shall preside at all meetings of stockholders and of the Board, may make reports to the Board and stockholders, and shall have such other authority and perform such other duties as the Board may from time to time determine. The Board also may elect or appoint such other officers or agents as deemed necessary for the operation and management of the Corporation, with such powers, rights, duties and responsibilities as may be determined by the Board, including, without limitation, a President, one or more Vice Presidents, one or more Assistant Secretaries, a Treasurer, and one or more Assistant Treasurers. The Board may delegate to the Chief Executive Officer of the Corporation the power to appoint officers and remove any such appointed officers and to prescribe their respective terms of office, authorities and duties. Any two or more offices may be held by the same person to the extent permitted by the DGCL and other applicable law. Except for the Chair of the Board, none of the officers of the Corporation needs to be a director of the Corporation.

SECTION 2. Term of Office. The officers of the Corporation shall be elected from time to time by the Board and shall hold office at the pleasure of the Board, for such term as may be determined by the Board, or, except with respect to his or her own office, if such authority is delegated by the Board, the Chief Executive Officer, until their respective successors are elected or appointed or until their earlier resignation, death or removal.

SECTION 3. Vacancies. Vacancies in any office arising from any cause may be filled by the Board or, to the extent such authority is delegated by the Board, the Chief Executive Officer.

SECTION 4. Resignation; Removal. Any officer may resign at any time upon written notice to the Corporation and such resignation shall take effect upon receipt thereof by the Chief Executive Officer or Secretary, unless otherwise specified in the resignation. Any officer shall be subject to removal, with or without cause, by the Board or, to the extent such authority is delegated by the Board, the Chief Executive Officer.

SECTION 5. Chief Executive Officer. Unless otherwise determined by the Board, the Chief Executive Officer shall have general active management of the business of the Corporation, shall see that all orders and resolutions of the Board are carried into effect, and shall perform such other duties as the Board may from time to time determine.

SECTION 6. President. Unless otherwise determined by the Board, the Chief Executive Officer shall be the President of the Corporation. If a person other than the Chief Executive Officer is designated as President, the President shall perform such duties as the Board or the Chief Executive Officer may from time to time determine.

SECTION 7. Chief Financial Officer; Treasurer; Assistant Treasurers.

(a) Unless otherwise determined by the Board, the Chief Financial Officer shall keep accurate financial records for the Corporation, shall render to the Chief Executive Officer and the Board, whenever requested, an account of the financial condition of the Corporation, and shall perform such other duties as the Board or the Chief Executive Officer may from time to time determine. Unless otherwise determined by the Board, the Chief Financial Officer shall be the Treasurer of the Corporation. If a person other than the Chief Financial Officer is designated as Treasurer, the Treasurer shall perform such duties as the Board or the Chief Executive Officer may from time to time determine.

(b) Each Assistant Treasurer shall have such powers and perform such duties as may from time to time be assigned to him or her by the Board, the Chief Executive Officer, or the Treasurer. In the case of absence or disability of the Treasurer, the Assistant Treasurer designated by the Chief Executive Officer (or, in the absence of such designation, by the Treasurer) shall perform the duties and exercise the powers of the Treasurer.

SECTION 8. Chief Investment Officer. Unless otherwise determined by the Board, the Chief Investment Officer shall in general have all duties incident to the office of Chief Investment and such other duties as the Board or the Chief Executive Officer may from time to time determine.

SECTION 9. Vice Presidents. Any one or more of the Vice Presidents may be designated by the Board or, to the extent permitted by law, the Chief Executive Officer as an Executive Vice President or Senior Vice President, and each Vice President shall have such authority and perform such duties as the Board or the Chief Executive Officer may from time to time determine.

SECTION 10. Secretary; Assistant Secretaries.

(a) Unless otherwise determined by the Board, the Secretary shall issue notices for all meetings of the Board and meetings of the stockholders, except as otherwise provided for herein, and the Secretary shall attend meetings of the Board and meetings of the stockholders and record all votes and minutes of all such proceedings in a book to be kept for that purpose, have charge of the corporate seal (if any) and the corporate books, and make such reports and perform the other duties incident to that office, and shall have such other authority and perform such other duties as the Board or the Chief Executive Officer may from time to time determine.

(b) Each Assistant Secretary shall have such powers and perform such duties as may from time to time be assigned to him or her by the Board, the Chief Executive Officer, or the Secretary. In the case of absence or disability of the Secretary, the Assistant Secretary designated by the Chief Executive Officer (or, in the absence of such designation, by the Secretary) shall perform the duties and exercise the powers of the Secretary.

SECTION 11. Delegation; Execution of Instruments.

(a) In case any officer is absent, or for any other reason that the Board may deem sufficient, the Chief Executive Officer or the Board may delegate for the time being the powers or duties of such officer to any other officer or to any director.

(b) All contracts, deeds, mortgages, notes, checks, conveyances, releases of mortgages and other instruments shall be signed on behalf of the Corporation by the Chief Executive Officer, the President, the Chief Financial Officer, the Chief Investment Officer, or any Vice President, or by such other person or persons pursuant to delegated authority or as may be designated or authorized from time to time by the Board or by the Chief Executive Officer.

SECTION 12. Compensation of Officers. The salaries and other compensation of all officers of the Corporation shall be fixed by or in the manner directed by the Board from time to time, and no officer shall be prevented from receiving such salary by reason of the fact that he or she also is a director of the Corporation.

ARTICLE IV

Books and Records

SECTION 1. Books and Records. Any books or records administered by or on behalf of the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device, method, or one or more electronic networks or databases (including one or more distributed electronic networks or databases); provided, however, that the books and records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall so convert any books or records so kept upon the request of any person entitled to inspect such records pursuant to the Certificate of Incorporation, these Bylaws, or the provisions of the DGCL.

SECTION 2. Notice to Stockholders.

(a) Whenever under applicable law, the Certificate of Incorporation or these Bylaws notice is required to be given to any stockholder, such notice shall be given in accordance with Section 232 of the DGCL. A notice to a stockholder shall be deemed given as follows: (i) if mailed, when the notice is deposited in the United States mail, postage prepaid, (ii) if delivered by courier service, the earlier of when the notice is received or left at such stockholder’s address, (iii) if given by electronic mail, when directed to such stockholder’s electronic mail address as it appears on the records of the Corporation unless the stockholder has notified the Corporation in writing or by electronic transmission of an objection to receiving notice by electronic mail or such notice is prohibited by Section 232(e) of the DGCL, or (iv) if given by a form of electronic transmission consented to by the stockholder to whom the notice is given and otherwise meeting the requirements set forth above, (A) if by facsimile transmission, when directed to a number at which the stockholder has consented to receive notice, (B) if by a posting on an electronic network together with separate notice to the stockholder of such specified posting, upon the later of (1) such posting and (2) the giving of such separate notice, and (C) if by any other form of electronic transmission, when directed to the stockholder.

(b) Notice of any meeting of stockholders need not be given to any stockholder if waived by such stockholder either in a writing signed by such stockholder or by electronic transmission, whether such waiver is given before or after such meeting is held. If such a waiver is given by electronic transmission, the electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder.

(c) For purposes of these Bylaws:

(i) “Electronic transmission” means any form of communication, not directly involving the physical transmission of paper, including the use of, or participation in, 1 or more electronic networks or databases (including 1 or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

(ii) “Electronic mail” means an electronic transmission directed to a unique electronic mail address (which electronic mail shall be deemed to include any files attached thereto and any information hyperlinked to a website if such electronic mail includes the contact information of an officer or agent of the Corporation who is available to assist with accessing such files and information).

(iii) “Electronic mail address” means a destination, commonly expressed as a string of characters, consisting of a unique user name or mailbox (commonly referred to as the “local part” of the address) and a reference to an internet domain (commonly referred to as the “domain part” of the address), whether or not displayed, to which electronic mail can be sent or delivered.

SECTION 3. Fixing Date for Determination of Stockholders of Record.

(a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board so fixes a record date for determining the stockholders entitled to notice of any meeting of stockholders, such date shall also be the record date for determining the stockholders entitled to vote at such meeting, unless the Board determines, at the time it fixes the record date for determining the stockholders entitled to notice of such meeting, that a later date on or before the date of the meeting shall be the record date for determining the stockholders entitled to vote at such meeting. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

(b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted and shall not be more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

ARTICLE V

Certificates Representing Stock

SECTION 1. Certificates; Signatures. The shares of the Corporation’s stock may be certificated or uncertificated, as provided under the DGCL, and shall be entered in the books of the Corporation and registered as they are issued. The Board may provide by resolution or resolutions that some or all of any or all classes and series of the shares of the Corporation will be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Any certificates representing shares of stock shall be in such form as shall be approved by the Board. Every holder of stock represented by certificates and, upon request, every holder of uncertificated shares shall be entitled to have a certificate, signed by or in the name of the Corporation by any two authorized officers of the Corporation, representing the number of shares registered in certificate form. Any and all signatures on any such certificate may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue. The name of the holder of record of the shares represented thereby, with the number of such shares and the date of issue, shall be entered on the books of the Corporation.

SECTION 2. Transfers of Stock. Upon compliance with provisions restricting the transfer or registration of transfer of shares of stock, if any, shares of capital stock shall be transferable on the books of the Corporation only by the holder of record thereof in person, or by a duly authorized attorney, upon surrender and cancellation of certificates for a like number of shares, properly endorsed, and the payment of all taxes due thereon.

SECTION 3. Fractional Shares. The Corporation may, but shall not be required to, issue fractional shares of its capital stock if necessary or appropriate to effect authorized transactions. If the Corporation does not issue fractional shares, it shall (i) arrange for the disposition of fractional interests on behalf of those that otherwise would be entitled thereto, (ii) pay in cash the fair value of fractions of a share as of the time when those who otherwise would be entitled to receive such fractions are determined, or (iii) issue scrip or warrants in registered form (either represented by a certificate or uncertificated), which scrip or warrants shall entitle the holder to receive a full share upon surrender of such scrip or warrants aggregating a full share. Fractional shares shall, but scrip or warrants for fractional shares shall not (unless otherwise expressly provided therein), entitle the holder to exercise voting rights, to receive dividends thereon, to participate in the distribution of any assets in the event of liquidation, and otherwise to exercise rights as a holder of capital stock of the class or series to which such fractional shares belong.

SECTION 4. Rules and Regulations. In addition to, and without limiting, those powers set forth in Section 1 of Article II, the Board shall have the power and authority to make all such rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificates representing shares of the Corporation.

SECTION 5. Lost, Stolen or Destroyed Certificates. Any person claiming a certificate of stock to be lost, stolen, or destroyed shall make an affidavit or an affirmation of that fact, and shall give the Corporation a bond of indemnity in satisfactory form and with one or more satisfactory sureties, whereupon a new certificate (if requested) may be issued of the same tenor and for the same number of shares as the one alleged to be lost, stolen, or destroyed.

ARTICLE VI

Corporate Seal

The Corporation may have a corporate seal. The corporate seal shall have inscribed thereon the name of the Corporation and the year of its incorporation, and shall be in such form and contain such other words and/or figures as the Board shall determine. The corporate seal may be used by printing, engraving, lithographing, stamping or otherwise making, placing or affixing, or causing to be printed, engraved, lithographed, stamped or otherwise made, placed or affixed, upon any paper or document, by any process whatsoever, an impression, facsimile or other reproduction of said corporate seal, as may be prescribed by law, custom or by the Board.

ARTICLE VII

Fiscal Year

The fiscal year of the Corporation shall be fixed, and shall be subject to change, by the Board. Unless otherwise fixed by the Board, the fiscal year of the Corporation shall end on December 31.

ARTICLE VIII

Bank Accounts, Drafts, Contracts, Etc.

SECTION 1. Bank Accounts and Drafts. In addition to such bank accounts as may be authorized by the Board, the Chief Financial Officer may authorize such bank accounts to be opened or maintained in the name and on behalf of the Corporation as such person may deem necessary or appropriate, payments from such bank accounts to be made upon and according to the check of the Corporation in accordance with the written instructions of the Chief Financial Officer or other person so designated by the Chief Executive Officer.

SECTION 2. Proxies; Powers of Attorney; Other Instruments. The Chair of the Board, the Chief Executive Officer or any other person designated by either of them shall have the power and authority to execute and deliver proxies, powers of attorney and other instruments on behalf of the Corporation in connection with the rights and powers incident to the ownership of stock by the Corporation. The Chair of the Board, the Chief Executive Officer or any other person authorized by proxy or power of attorney executed and delivered by either of them on behalf of the Corporation may attend and vote at any meeting of stockholders of any company in which the Corporation may hold stock, and may exercise on behalf of the Corporation any and all of the rights and powers incident to the ownership of such stock at any such meeting, or otherwise as specified in the proxy or power of attorney so authorizing any such person. The Board, from time to time, may confer like powers upon any other person.

ARTICLE IX

Indemnification

SECTION 1. Indemnification.

(a) Subject to Section 3 of this Article IX, the Corporation shall indemnify, to the full extent that it shall have power under applicable law to do so and in a manner permitted by such law, any person who is made or threatened to be made a party to or is otherwise involved (as a witness or otherwise) in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter, a “Proceeding”), by reason of the fact that such person is or was a director or officer of the Corporation, or while serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, including service with respect to an employee benefit plan (collectively, “Another Enterprise”), against expenses (including attorneys’ fees), judgments, fines (including ERISA excise taxes or penalties) and amounts paid in settlement actually and reasonably incurred by him or her in connection with such Proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

(b) The Corporation may indemnify, to the full extent that it shall have power under applicable law to do so and in a manner permitted by such law, any person who is made or threatened to be made a party to or is otherwise involved (as a witness or otherwise) in any threatened, pending, or completed Proceeding, by reason of the fact that such person is or was an employee or agent of the Corporation, or while not serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, or agent of Another Enterprise, against expenses (including attorneys’ fees), judgments, fines (including ERISA excise taxes or penalties) and amounts paid in settlement actually and reasonably incurred by him or her in connection with such Proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

(c) To the extent that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any threatened, pending, or completed Proceeding referred to in Section 145(a) or (b) of the DGCL, or in defense of any claim, issue, or matter therein, he or she shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection therewith.

(d) The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person seeking indemnification did not act in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

SECTION 2. Advancement of Expenses.

(a) Subject to Section 3 of this Article IX, with respect to any person who is made or threatened to be made a party to or is otherwise involved (as a witness or otherwise) in any threatened, pending, or completed Proceeding, by reason of the fact that such person is or was a director or officer of the Corporation or while serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, or agent of Another Enterprise, the Corporation shall pay the expenses (including attorneys’ fees) incurred by such person in defending any such Proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that any advancement of expenses shall be made only upon receipt of an undertaking (hereinafter an “undertaking”) by such person to repay all amounts advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses under this Article IX or otherwise.

(b) With respect to any person who is made or threatened to be made a party to or is otherwise involved (as a witness or otherwise) in any threatened, pending, or completed Proceeding, by reason of the fact that such person is or was an employee or agent of the Corporation, or while not serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, or agent of Another Enterprise, the Corporation may, in its discretion and upon such terms and conditions, if any, as the Corporation deems appropriate, pay the expenses (including attorneys’ fees) incurred by such person in defending any such Proceeding in advance of its final disposition.

SECTION 3. Actions Initiated Against the Corporation. Anything in Section 1(a) or Section 2(a) of this Article IX to the contrary notwithstanding, except as provided in Section 5(b) of this Article IX, with respect to a Proceeding initiated against the Corporation by a person who is or was a director or officer of the Corporation (whether initiated by such person in or by reason of such capacity or in or by reason of any other capacity, including as a director, officer, employee, or agent of Another Enterprise), the Corporation shall not be required to indemnify or to advance expenses (including attorneys’ fees) to such person in connection with prosecuting such Proceeding (or part thereof) or in defending any counterclaim, cross-claim, affirmative defense, or like claim of the Corporation in such Proceeding (or part thereof) unless such Proceeding was authorized by the Board.

SECTION 4. Contract Rights. The rights to indemnification and advancement of expenses conferred upon any current or former director or officer of the Corporation pursuant to this Article IX (whether by reason of the fact that such person is or was a director or officer of the Corporation, or while serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, or agent of Another Enterprise) shall be contract rights, shall vest when such person becomes a director or officer of the Corporation, and shall continue as vested contract rights even if such person ceases to be a director or officer of the Corporation. Any amendment, elimination, repeal, or modification of, or adoption of any provision inconsistent with, this Article IX (or any provision hereof) shall not adversely affect any right to indemnification or advancement of expenses granted to any person pursuant hereto with respect to any act or omission of such person occurring prior to the time of such amendment, elimination, repeal, modification, or adoption (regardless of whether the Proceeding relating to such acts or omissions, or any proceeding relating to such person’s rights to indemnification or to advancement of expenses, is commenced before or after the time of such amendment, elimination, repeal, modification, or adoption), and any such amendment, elimination, repeal, modification, or adoption that would adversely affect such person’s rights to indemnification or advancement of expenses hereunder shall be ineffective as to such person, except with respect to any threatened, pending, or completed Proceeding that relates to or arises from (and only to the extent such Proceeding relates to or arises from) any act or omission of such person occurring after the effective time of such amendment, repeal, modification, or adoption.

SECTION 5. Claims.

(a) If (i) a claim under Section 1(a) of this Article IX with respect to any right to indemnification is not paid in full by the Corporation within sixty (60) days after a written demand has been received by the Corporation or (ii) a claim under Section 2(a) of this Article VI with respect to any right to the advancement of expenses is not paid in full by the Corporation within thirty (30) days after a written demand has been received by the Corporation, then the person seeking to enforce a right to indemnification or to an advancement of expenses, as the case may be, may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim.

(b) If successful in whole or in part in any suit brought pursuant to Section 5(a) of this Article IX, or in a suit brought by the Corporation to recover an advancement of expenses (whether pursuant to the terms of an undertaking or otherwise), the person seeking to enforce a right to indemnification or an advancement of expenses hereunder or the person from whom the Corporation sought to recover an advancement of expenses, as the case may be, shall be entitled to be paid by the Corporation the reasonable expenses (including attorneys’ fees) of prosecuting or defending such suit.

(c) In any suit brought by a person seeking to enforce a right to indemnification hereunder (but not a suit brought by a person seeking to enforce a right to an advancement of expenses hereunder), it shall be a defense that the person seeking to enforce a right to indemnification has not met any applicable standard for indemnification under applicable law. With respect to any suit brought by a person seeking to enforce a right to indemnification or right to advancement of expenses hereunder or any suit brought by the Corporation to recover an advancement of expenses (whether pursuant to the terms of an undertaking or otherwise), neither (i) the failure of the Corporation to have made a determination prior to commencement of such suit that indemnification of such person is proper in the circumstances because such person has met the applicable standards of conduct under applicable law, nor (ii) an actual determination by the Corporation that such person has not met such applicable standards of conduct, shall create a presumption that such person has not met the applicable standards of conduct or, in a case brought by such person seeking to enforce a right to indemnification, be a defense to such suit.

(d) In any suit brought by a person seeking to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses (whether pursuant to the terms of an undertaking or otherwise), the burden shall be on the Corporation to prove that the person seeking to enforce a right to indemnification or to an advancement of expenses or the person from whom the Corporation seeks to recover an advancement of expenses is not entitled to be indemnified, or to such an advancement of expenses, under this Article IX or otherwise.

SECTION 6. Determination of Entitlement to Indemnification. Any indemnification required or permitted under this Article IX (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because he or she has met all applicable standards of conduct set forth in this Article IX and Section 145 of the DGCL. Such determination shall be made, with respect to a person who is a director or officer of the Corporation at the time of such determination, (i) by a majority vote of the directors who are not parties to such Proceeding, even though less than a quorum; (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum; (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion; or (iv) by the stockholders. Such determination shall be made, with respect to any person who is not a director or officer of the Corporation at the time of such determination, in the manner determined by the Board (including in such manner as may be set forth in any general or specific action of the Board applicable to indemnification claims by such person) or in the manner set forth in any agreement to which such person and the Corporation are parties.

SECTION 7. Non-Exclusive Rights. The indemnification and advancement of expenses provided in this Article IX shall not be deemed exclusive of any other rights to which any person may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be such director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such person.

SECTION 8. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of Another Enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article IX or otherwise.

SECTION 9. Severability. If any provision or provisions of this Article IX shall be held to be invalid, illegal, or unenforceable for any reason whatsoever: (1) the validity, legality, and enforceability of the remaining provisions of this Article IX (including, without limitation, each portion of any paragraph or clause containing any such provision held to be invalid, illegal, or unenforceable, that is not itself held to be invalid, illegal, or unenforceable) shall not in any way be affected or impaired thereby; and (2) to the fullest extent possible, the provisions of this Article IX (including, without limitation, each such portion of any paragraph or clause containing any such provision held to be invalid, illegal, or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal, or unenforceable.

SECTION 10. Miscellaneous. For purposes of this Article IX: (i) references to serving at the request of the Corporation as a director or officer of Another Enterprise shall include any service as a director or officer of the Corporation that imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan; (ii) references to serving at the request of the Corporation as an employee or agent of Another Enterprise shall include any service as an employee or agent of the Corporation that imposes duties on, or involves services by, such employee or agent with respect to an employee benefit plan; (iii) a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner not opposed to the best interests of the Corporation; and (iv) references to a director of Another Enterprise shall include, in the case of any entity that is not managed by a board of directors, such other position, such as manager or trustee or member of the governing body of such entity, that entails responsibility for the management and direction of such entity’s affairs, including, without limitation, general partner of any partnership (general or limited) and manager or managing member of any limited liability company.

ARTICLE X

Amendments

These Bylaws, or any of them, may be altered, amended, or repealed, and new Bylaws may be made, (i) at any annual or regular meeting of the Board or at any special meeting of the Board if notice of the proposed alteration, amendment, or repeal is contained in written notice of such special meeting; or (ii) at any annual meeting of the stockholders or at any special meeting of the stockholders of the Corporation if noticed of the proposed alteration, amendment, or repeal is contained in the Corporation’s notice of such special meeting of stockholders. Anything herein to the contrary notwithstanding, any alteration, amendment, or repeal of these Bylaws, or the making of any new Bylaw, by the stockholders shall require the affirmative vote of the holders of not less than a majority of the voting power represented by the issued and outstanding shares of the Corporation entitled to vote thereon. Any Bylaws altered, amended, or made by the stockholders may be altered, amended, or repealed by either the Board or the stockholders, in the manner set forth in this Article X, except a Bylaw amendment adopted by the stockholders that specifies the votes that shall be necessary for the election of directors shall not be amended or repealed by the Board.

SUI GROUP HOLDINGS LIMITED
Annual Meeting of Shareholders
September 4, 2026 at 8:30 a.m. local time

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Howard P. Liszt and Marius Barnett, with full power of substitution, as proxy to represent and vote all shares of Common Stock of Sui Group Holdings Limited (formerly known as Mill City Ventures III, Ltd.) (the “Company”), which the undersigned will be entitled to vote if personally present at the annual meeting of the shareholders of the Company to be held on September 4, 2026, at 8:30 a.m. local time at 1907 Wayzata Boulevard, Suite 205, Wayzata MN 55391. The meeting can also be attended virtually by registering at https://web.viewproxy.com/SUIG/2026. Each share of Common Stock is entitled to one vote. THE PROXIES ARE FURTHER AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted FOR all nominees under Proposal 1, FOR Proposals 2, 3 , 4 and 5 below, and, in the case of other matters that legally come before the meeting, as said proxies may deem advisable.

1.	To elect six members of the Board of Directors of the Company to hold office until the next annual meeting or until their successors are duly elected and qualified (Proposal 1):

	FOR	WITHHOLD
01. Kristina Campbell	☐	☐
02. Brian Quintenz	☐	☐
03. Marius Barnett	☐	☐
04. Howard P. Liszt	☐	☐
05. Dana Wagner	☐	☐
06. Douglas M. Polinsky	☐	☐

2.	To approve the reincorporation and change in the Company’s legal state of incorporation from Minnesota to Delaware, through a statutory conversion (Proposal 2):

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	To approve, on a non-binding advisory basis, the compensation of the Company’s executive officers as disclosed in the proxy statement (Proposal 3):

☐	FOR	☐	AGAINST	☐	ABSTAIN

4.	To approve, under Nasdaq Listing Rule 5635(c), the issuance of common stock upon exercise of warrants contingently issued to our non- employee directors (Proposal 4):

☐	FOR	☐	AGAINST	☐	ABSTAIN

5.
To approve the adjournment of the annual meeting for the purpose of soliciting additional proxies in the event that, at the annual meeting, there are insufficient votes to approve Proposal 1, Proposal 2, Proposal 3 or Proposal 4 (Proposal 5):

☐	FOR	☐	AGAINST	☐	ABSTAIN

Please date this proxy and sign your name exactly as it appears hereon.

Signature

Signature (Co-owner)

Dated:

Note: This proxy card must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

☐ I agree to receive all future communications related to these holdings electronically via the email address provided below. I understand I am able to change this selection at any time in the future.

EMAIL ADDRESS:
VOTING INSTRUCTIONS ON REVERSE

YOUR VOTE IS IMPORTANT

Voting Instructions

You may vote your proxy in the following ways:

●	Via Internet:
Login to https://annualgeneralmeetings.com/suig2026

Enter your control number (12-digit number located below)

●	Via Mail:
Pacific Stock Transfer Company
Attn: Proxy Department
6725 Via Austi Parkway
Suite 300
Las Vegas, Nevada 89119

●	In Person:
If you would like to vote in person, please attend the Annual Meeting to be held on September 4, 2026 at 8:30 am local time

CONTROL NUMBER

You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m., Local Time, on September 3, 2026.

Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.